SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-6
                                                     Registration Nos. 333-45343
                                                                       811-08625

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
        Pre-Effective Amendment No.                                [ ]
        Post-Effective Amendment No. 10                            [X]
                                     And/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940        [ ]
        Amendment No. 5                                            [X]

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
             ------------------------------------------------------
                           (Exact Name of Registrant)

                           USAA LIFE INSURANCE COMPANY
             ------------------------------------------------------
                               (Name of Depositor)

                            9800 Fredericksburg Road
                          San Antonio, Texas 78288-4501
         (Address of Depositor's Principal Executive Offices)(Zip Code)


                  Depositor's Telephone Number: (210) 498-8000

Name and Address of Agent for Service:        Please send copies of all
  Mark S. Howard , Esq.                         communications to:
  USAA Life Insurance Company                   Diane E. Ambler, Esq.
                                                Kirkpatrick & Lockhart Nicholson
                                                 Graham LLP
  9800 Fredericksburg Road                      1800 Massachusetts Ave, NW
  San Antonio, Texas  78288-4501                Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
[X]   on May 1, 2005 pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on May 1, 2005 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:
      An Indefinite Amount of Interests in the Life Insurance Separate Account of USAA Life
      Insurance Company Under Variable Universal Life Insurance Policies.

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   PROSPECTUS

                                   MAY 1, 2005

Offered by:  USAA LIFE INSURANCE COMPANY

             Telephone:  Toll-Free 1-800-531-2923

This prospectus describes a Variable Universal Life Insurance Policy (Policy) that we are offering, through our Life Insurance Separate Account, to individual members of the United Services Automobile Association (USAA), the parent company of the USAA Group of Companies, as well as to the general public.

The Policy offers:

o     Life insurance protection guaranteed by USAA Life Insurance Company (USAA
      Life) (See PAYMENT OF POLICY BENEFITS.)
o     Flexible premium payments (See PREMIUM PAYMENTS.)
o 17 investment options (See INVESTMENT OPTIONS and the Fund prospectuses for a description of the Funds)

                                               FIDELITY(R) VARIABLE
      USAA LIFE INVESTMENT TRUST               INSURANCE PRODUCTS
      --------------------------               --------------------
      USAA Life Growth and Income Fund         Fidelity VIP Contrafund(R)
      USAA Life Aggressive Growth Fund          Portfolio, Initial Class
      USAA Life World Growth Fund              Fidelity VIP Equity-Income
      USAA Life Diversified Assets Fund          Portfolio, Initial Class
      USAA Life Income Fund

      VANGUARD(R) VARIABLE INSURANCE FUND       SCUDDER VARIABLE SERIES I
      -----------------------------------       -------------------------
      Vanguard Diversified Value Portfolio      Scudder VS I Capital Growth
      Vanguard Equity Index Portfolio            Portfolio, Class A Shares
      Vanguard Mid-Cap Index Portfolio
      Vanguard Small Company Growth Portfolio   THE ALGER AMERICAN FUND
      Vanguard International Portfolio          -----------------------
      Vanguard REIT Index Portfolio             Alger American Growth Portfolio,
      Vanguard High Yield Bond Portfolio         Class O Shares
      Vanguard Money Market

      PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. YOUR PROSPECTUS AND POLICY MAY REFLECT VARIATIONS REQUIRED BY THE LAWS OF YOUR STATE. DEFINED TERMS USED IN THIS PROSPECTUS APPEAR AT THE END OF THIS BOOKLET. FOR MORE INFORMATION, THE CONTENTS OF THE SAI APPEAR ON PAGE 36 OF THIS PROSPECTUS.

      FREE COPIES OF THE PROSPECTUS, ANNUAL REPORT OR SEMI-ANNUAL REPORT FOR EACH OF THE FUNDS ARE AVAILABLE BY CALLING 1-800-531-2923.

      IMPORTANT NOTICES:

          o THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.
          o YOU MAY CANCEL THE POLICY WITHIN 10 DAYS AFTER RECEIVING IT, OR SUCH LONGER PERIOD AS THE LAWS OF YOUR STATE MAY REQUIRE.

     NOT FDIC INSURED              MAY LOSE VALUE              NO BANK GUARANTEE

                                  VUL Policy-1

-----------------
TABLE OF CONTENTS
-----------------

POLICY SUMMARY................................................................3
   POLICY BENEFITS............................................................3
     TYPE OF LIFE INSURANCE...................................................3
     PURCHASING A POLICY......................................................3
     INSURANCE  PROTECTION OFFERED BY THE POLICY..............................3
     PERSONALIZED ILLUSTRATIONS...............................................3
     FREE LOOK/RIGHT TO EXAMINE...............................................3
     FLEXIBLE PREMIUM PAYMENTS................................................4
     INVESTMENT OPTIONS.......................................................4
     ALLOCATING CASH VALUE....................................................4
     TRACKING CASH VALUE......................................................4
     ACCESSING YOUR CASH VALUE................................................4
   POLICY RISKS...............................................................5
     CASH VALUE AND INVESTMENT EXPERIENCE.....................................5
     TRANSACTION RISKS........................................................5
     RISKS OF INVESTMENT OPTIONS..............................................5
     LAPSE RISK...............................................................5
     TAX RISKS................................................................6
   FEE TABLES.................................................................6
     TRANSACTION FEES.........................................................6
     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES......................6
     OPTIONAL RIDER CHARGES...................................................7
     TOTAL ANNUAL FUND OPERATING EXPENSES.....................................7
POLICY INFORMATION............................................................9
     WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY...................9
     EFFECTIVE DATE...........................................................9
     PREMIUM PAYMENTS.........................................................9
     INVESTMENT OPTIONS......................................................10
     POLICY LAPSE AND REINSTATEMENT..........................................16
     CHARGES AND DEDUCTIONS..................................................17
     DEATH BENEFIT...........................................................19
     OPTIONAL INSURANCE BENEFITS.............................................20
     PAYMENT OF POLICY BENEFITS..............................................21
     CASH VALUE..............................................................22
     LOANS...................................................................24
     SURRENDERS..............................................................25
     TELEPHONE TRANSACTIONS..................................................26
     DOLLAR COST AVERAGING PROGRAM...........................................26
     AUTOMATIC ASSET REBALANCING.............................................26
     POSTPONEMENT OF PAYMENTS................................................27
MORE POLICY INFORMATION......................................................27
OTHER INFORMATION............................................................29
DEFINITIONS..................................................................33
Statement of Additional Information..........................................36

                                  VUL Policy-2

--------------
POLICY SUMMARY
--------------

This summary describes the Policy's benefits and risks. Please read the remainder of this prospectus for further details. The glossary at the end of the prospectus defines certain terms used in this prospectus.

POLICY BENEFITS
---------------

TYPE OF LIFE INSURANCE
----------------------
The Policy is a FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. Flexible Premium gives you the flexibility to vary the amount and frequency of your premium payments, within certain limits. The Policy is called variable life insurance because your Cash Value, your cost of insurance charges, and your life insurance (death) benefits can vary according to your investment in one or more Variable Fund Accounts. Your investment experience in the Variable Fund Accounts may be positive or negative. THE POLICY HAS NO MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD DECLINE TO ZERO.

PURCHASING A POLICY
-------------------
Call us at 1-800-531-2923. USAA Life Insurance Company's licensed insurance representatives can help you complete an application and guide you through the underwriting process, which normally involves a medical exam.

   o We will issue you a Policy, provided you meet our requirements for insurability.
   o The minimum amount of insurance available is $100,000 ($25,000 if the Insured is less than 18 years of age).
   o  We will not issue a Policy that insures a person older than age 80.
   o  We reserve the right to reject an application for any reason.
   o  Insurance coverage under your Policy begins on its Effective Date.

INSURANCE PROTECTION OFFERED BY THE POLICY
------------------------------------------
The Policy offers insurance protection under either a level death benefit option or an increasing death benefit option as shown below.

    OPTION A (LEVEL DEATH BENEFIT)      OPTION B (INCREASING DEATH BENEFIT)
    ------------------------------      -----------------------------------
    Death Benefit Greater of:           Death Benefit Greater of:
      o  Your Policy's Specified          o  Your Policy's Specified Amount
         Amount, or                          PLUS the Cash Value, or
      o  The Minimum Amount Insured       o  The Minimum Amount Insured

See Death Benefit for more detailed information. As long as the Policy remains in effect, under either option, the death benefit will never be less than the Policy's Specified Amount, less any Indebtedness and any due and unpaid Monthly Deductions.

In addition, you can add optional insurance death benefits to a Policy by rider. (See Other Policy Benefits - Optional Insurance Benefits).

PERSONALIZED ILLUSTRATIONS
--------------------------
Upon request and at no charge, we will provide a personalized illustration showing the Insured's age, sex and risk class. If applicable and requested, an illustration for a Policy not affected by sex of the Insured will be provided. To receive a personalized illustration, please contact us at 1-800-531-4265.

FREE LOOK/RIGHT TO EXAMINE
--------------------------
You may cancel the Policy within 10 days after receiving it, or later, as required by law. Should you elect to cancel the Policy, return it to us with your written request for cancellation and we will refund the greater of:

   o  your premium payments, or
   o  the value of the Variable Fund Accounts

as of the date of receipt of your request plus any premium charge, monthly deduction, and mortality and expense charge that we deducted.

                                  VUL Policy-3

Initial Net Premium Payments allocated to any of the Variable Fund Accounts will be invested in the Vanguard Money Market Portfolio Variable Fund Account during the 10-day "Free Look" period plus 5 calendar days. If you live in California and if you are age 60 or older, you have additional options during the Free Look period and should contact us for more information.

FLEXIBLE PREMIUM PAYMENTS
-------------------------
Within certain limits, you have the flexibility to determine the amount and timing of your premium payments to reflect your changing financial conditions or objectives. We generally require a minimum initial premium to issue a Policy, but we do not impose a minimum on your subsequent premium payments. You must maintain sufficient Cash Value to keep your Policy in effect, which may require you to make additional unscheduled premium payments.

You can request a periodic premium schedule to suit your needs when applying for a Policy and we will bill you for these amounts, if you wish. You are not required to follow this schedule.

INVESTMENT OPTIONS
------------------

SEPARATE ACCOUNT
The Separate Account is a segregated asset account of USAA Life that supports Policy variable life insurance benefits. The Separate Account consists of 17 Variable Fund Accounts, each of which invests in a corresponding Fund.

INVESTMENT CHOICES
Through the Separate Account, you may invest in up to 17 Variable Fund Accounts, each of which invests exclusively in a corresponding Fund of:

     o  the USAA Life Investment Trust (Trust),
     o  the Vanguard(R) Variable Insurance Fund (Vanguard Fund),
     o  the Fidelity(R) Variable Insurance Products (Fidelity Funds),
     o  the Scudder Variable Series I (Scudder Series), or
     o  the Alger American Fund (Alger Fund).

TRANSFERS AMONG INVESTMENT OPTIONS
You may transfer value among the Variable Fund Accounts up to 18 times per Policy Year without charge. Transfers under the Dollar Cost Averaging Program and Automatic Asset Rebalancing are free and do not count against the limit.

     o Additional transfers in a Policy Year are subject to a $25 transfer charge.
     o  You may authorize transfers by telephone or by written notice.
     o Transfers must be at least $250, or the remaining value in the Variable Fund Account, if less.
     o We reserve the right at any time, without prior notice, to terminate, suspend or modify these transfer privileges.

ALLOCATING CASH VALUE
---------------------
  o Specify on your Policy application how much of your Net Premium Payment to apply to each Variable Fund Account.
  o After the Free Look Period, we will allocate your Net Premium Payments in accordance with these instructions until you direct otherwise.
  o  Change future allocations at any time by telephone or by written notice.
  o  Allocations can be as small as 1/10th of one percent.

TRACKING CASH VALUE
-------------------
We will mail you periodic reports regarding your Policy and the Separate Account. In addition, log on to USAA.COM or call the USAA TOUCHLINE(R) at 1-800-531-5433 to find information about:
  o  Policy details
  o  Variable Fund Account summaries
  o  Financial activity

You will need a USAA Member Number and USAA PIN to access USAA.COM or USAA TOUCHLINE(R) information. You can also use your Social Security Number to access USAA TOUCHLINE(R) information.

ACCESSING YOUR CASH VALUE
-------------------------
Access your Cash Value through full or partial surrenders or Policy loans.

                                  VUL Policy-4

FULL SURRENDER
At any time while your Policy is in force, you may request to surrender the Policy and receive the Policy's Cash Surrender Value. Cash Surrender Value is the Policy Cash Value less the Surrender Charge, if any, payable on full surrender of your Policy. A full surrender may have tax consequences. (See TAX MATTERS.) A full surrender terminates the Policy.

PARTIAL SURRENDER
At any time while your policy is in force, you may request to withdraw part of the Policy Cash Value. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will apply. Your Policy's remaining Cash Value, after a partial surrender, may not be less than an amount equal to the then current surrender charge for a full surrender. A partial surrender will reduce your death benefit. A partial surrender may have tax consequences. (See TAX MATTERS.)

LOAN
You may borrow from your Policy at any time after the first Policy Year. The Policy is used as security for the loan. The maximum loan amount is 85% of the Cash Value which would be available for a full surrender. We charge you interest, in advance, at a maximum annual interest rate of 6% (4.5% for preferred loans). Lower rates may be available. If loans are not repaid, they will reduce the Policy's death benefit. A loan may have tax consequences. (See TAX MATTERS.)

POLICY RISKS
------------
The Policy is a long-term investment designed to provide significant life insurance benefits. You should consider the Policy in conjunction with other insurance you own. It may be to your advantage to replace existing insurance with the Policy. The Policy should be purchased only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Cash Value in the near future. THE POLICY IS DESIGNED TO MEET LONG-TERM FINANCIAL GOALS. IT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

CASH VALUE AND INVESTMENT EXPERIENCE
------------------------------------
o Your Policy Cash Value may change daily to reflect the investment experience of the Variable Fund Accounts.
o Your Policy Cash Value also will reflect the amount and frequency of premium payments, partial surrenders of Cash Value, Policy loans and the charges and deductions connected with the Policy.
o Your Policy has no minimum guaranteed Cash Value, which means you bear the entire investment risk that your Cash Value could decline to zero. (See CASH VALUE.)

TRANSACTION RISKS
-----------------
There are risks associated with surrenders, withdrawals, and loans. These risks arise from the charges associated with those transactions, as well as their effect on the Policy. You should consider the following carefully:

o A surrender charge applies for 10 Policy Years after the Policy Date. It is possible you will receive no net cash surrender value if you surrender your Policy in the first few Policy years.
o You should not purchase the Policy if you intend to surrender all or part of the policy account value in the near future.
o You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

RISKS OF INVESTMENT OPTIONS
---------------------------
A COMPREHENSIVE DISCUSSION OF THE RISKS OF EACH FUND MAY BE FOUND IN EACH FUND PROSPECTUS. PLEASE REFER TO THE FUNDS' PROSPECTUSES FOR MORE INFORMATION.

LAPSE RISK
----------
If the Cash Value can no longer cover the Policy's Monthly Deduction and any loan interest due, the Policy will lapse and a grace period will begin, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.) During the grace period, you must pay the necessary premium. If you do not pay the necessary premium before the grace period ends, the Policy will terminate without value, ending all insurance coverage, including any benefits provided by rider.

If partial surrenders, loans, and charges reduce the Cash Value to too low an amount and/or if the investment experience in your selected Variable Fund Accounts is unfavorable, there is a risk that the Policy could lapse.

After termination, you may reinstate the Policy within five years, subject to certain conditions.

                                  VUL Policy-5

TAX RISKS
---------
WE DO NOT INTEND THIS DISCUSSION TO BE TAX ADVICE. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR BEFORE PURCHASING A POLICY (SEE TAX MATTERS).

This Policy is intended to meet the definition of a life insurance contract under federal tax law. The Policy death benefit should be fully excludable from the Beneficiary's gross income if paid due to the death of the Insured. Any earnings on your investment in a Variable Fund Account should not be taxable to you while the Policy is in effect unless you receive a full or partial surrender of the Policy's Cash Value.

Federal tax law limits premium payments relative to your Policy's Specified Amount in order for the Policy to meet the definition of life insurance. If the premiums you pay exceed these limits, the Policy will be treated as a modified endowment contract (MEC) and federal tax law may impose penalties on amounts you take out of your Policy, whether as withdrawals, surrenders, or loans. We monitor your premium payments to help assure that you do not exceed permitted amounts or inadvertently incur any tax penalties due to excess premium payments.

FEE TABLES
----------

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and charges that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment options.

--------------------------------------------------------------------------------
                                TRANSACTION FEES
--------------------------------------------------------------------------------
CHARGE                       WHEN CHARGE IS DEDUCTED      AMOUNT DEDUCTED
--------------------------------------------------------------------------------
Maximum Charge Imposed on    Each premium payment until   3% of premium paid
Premiums                     the amount paid totals 10
                             Annual Target Premium
                             Payments(1)
--------------------------------------------------------------------------------
Maximum Deferred Sales       On surrender of Policy       Maximum of 50% of
Charge                                                    Annual Target Premium
                                                          Payment(2)
--------------------------------------------------------------------------------
Partial Surrender            On partial surrender of      Lesser of $25 or 2%
                             Policy                       of amount withdrawn
--------------------------------------------------------------------------------
Transfer Fees of amount      Applied, after the 18th      $25 per transfer(3)
                             transfer in each Policy
                             Year, to each transfer.
--------------------------------------------------------------------------------
      (1) An increase or decrease in the Policy's Specified Amount will result in a new Annual Target Premium Payment.
      (2)  Declines by 5% each Policy Year to 0% after the 10th Policy Year.
      (3) We reserve the right at any time, and without prior notice, to terminate, suspend or modify transfer privileges under the Policy.

The next table describes the fees and charges that you will pay periodically during the time that you own the Policy, not including Fund operating expenses.

--------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------
Cost of Insurance(4)                  Policy's Effective Date, and each
(per $1,000 of net amount at risk)    Monthly Anniversary thereafter
--------------------------------------------------------------------------------------------------------
   o  Minimum and Maximum Charge                                           $0.03 - $83.33 per $1,000
                                                                             of Net Amount at Risk
--------------------------------------------------------------------------------------------------------
   o  Charge for 29 year old male                                          $.059 per $1,000 of Net
      in preferred risk class in                                                Amount at Risk
      the first policy year
--------------------------------------------------------------------------------------------------------
Maintenance Charge                    Policy's Effective Date, and each               $5
                                      Monthly Anniversary thereafter
--------------------------------------------------------------------------------------------------------
                                                                            Annualized rate of .75% of
Mortality and Expense Charge(5)       Daily                                 average net assets of each
                                                                              Variable Fund Account
--------------------------------------------------------------------------------------------------------
                                      Policy's Effective Date, and each
Administrative Charge                 Monthly Anniversary thereafter                 $10
                                      during the first Policy Year
--------------------------------------------------------------------------------------------------------

                                                VUL Policy-6

--------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------
                                      POLICY YEAR
--------------------------------------------------------------------------------------------------------
Federal Income Tax Charge                                                            None(6)
--------------------------------------------------------------------------------------------------------
                                      At the commencement of the loan
Loan Interest                         and at the beginning of each
                                      Policy Year thereafter so long as
                                      the loan is outstanding
--------------------------------------------------------------------------------------------------------
      Maximum Loan Interest Rate      Policy Years 1 - 10 and each year
                                      after that until the Insured is             6.0% annually
                                      age 55
--------------------------------------------------------------------------------------------------------
      Maximum Loan Interest Rate      Policy Year 11 and thereafter if            4.5% annually
      (Insured is age 55 or older)    the Insured is age 55 or older
--------------------------------------------------------------------------------------------------------
                                        OPTIONAL RIDER CHARGES(7)
--------------------------------------------------------------------------------------------------------
RIDER                                WHEN RIDER CHARGE IS DEDUCTED         AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider       Later of the Policy's Effective       Annualized rate of $.84 per
                                     Date or the rider's effective date,
                                     and each Monthly Anniversary
                                     thereafter                                  $1,000 coverage
--------------------------------------------------------------------------------------------------------
                                     Later of the Policy's Effective
                                     Date or the rider's effective date,     Annualized rate of $6.00
Children Term Life Insurance Rider   and each Monthly Anniversary              per $1,000 coverage
                                     thereafter
--------------------------------------------------------------------------------------------------------
Extended Maturity Date Rider         Not applicable                                    None
--------------------------------------------------------------------------------------------------------
Terminal Illness Rider               Not applicable                                    None
--------------------------------------------------------------------------------------------------------
                                     Later of the Policy's Effective
                                     Date or the rider's effective date,
Waiver of Monthly Deduction Rider(8) and each Monthly Anniversary thereafter
--------------------------------------------------------------------------------------------------------
      o  Minimum and Maximum Charge                                           $0.05 - $0.277 per $1 of
                                                                                  Monthly Deduction
--------------------------------------------------------------------------------------------------------
      o  Charge for 29  year old
         male in preferred risk                                               $0.050 per $1 of Monthly
         class in the first policy                                                   Deduction
         year
--------------------------------------------------------------------------------------------------------

      (4) The cost of insurance charge for an Insured depends on the age, sex, and risk class of the Insured. (See CALCULATING YOUR COST OF INSURANCE.) The cost of insurance charge shown in the table may not be representative of the charge that a particular Policy Owner will pay. The actual charge will be determined by an underwriting review of the Insured's health and circumstances. On request, we will provide a personalized illustration which will include the cost of insurance charge for the Insured.
      (5) We deduct the Mortality and Expense Charge on a daily basis at an annual rate of .75% of the average net assets of each Variable Fund Account.
      (6) Currently, we make no charge for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to the Separate Account.
      (7) Riders offer additional benefits to go with your Policy. Not all riders are available in all states.
      (8) The Waiver of Monthly Deduction charge for an Insured depends on the age of the Insured. The charge shown in the table may not be representative of the charge that a particular Policy Owner will pay. On request, we will provide a personalized illustration which will include the Waiver of Monthly Deduction rider.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time that you own the Policy. More detail concerning Fund fees and expenses is contained in the prospectus for each Fund.

--------------------------------------------------------------------------------
           TOTAL ANNUAL FUND OPERATING EXPENSES        MINIMUM        MAXIMUM
--------------------------------------------------------------------------------
Expenses that are deducted from Fund assets,
  including management                                  .14%           1.29%
  fees and other expenses(9)
--------------------------------------------------------------------------------

      (9) The maximum actual total Fund operating expense was .95% as the result of an agreement that caps expenses for the USAA Life Investment Trust. The agreement may be terminated at any time by USAA Life Investment Trust. For additional information, please see footnote 11below.

The next table shows the operating expenses (before and after contractual waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2004.

                                 FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
                                   MANAGEMENT   OTHER        TOTAL FUND
Variable Fund Account              FEES         EXPENSES     OPERATING EXPENSES
--------------------------------------------------------------------------------

                                  VUL Policy-7

                                 FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
                                   MANAGEMENT   OTHER        TOTAL FUND
Variable Fund Account              FEES         EXPENSES     OPERATING EXPENSES
--------------------------------------------------------------------------------
USAA LIFE
INVESTMENT TRUST(10)
--------------------------------------------------------------------------------
Growth and Income(11)                  .20        .32          .52
--------------------------------------------------------------------------------
Aggressive Growth(11)                  .50        .79         1.29
--------------------------------------------------------------------------------
World Growth(11)                       .35        .80         1.15
--------------------------------------------------------------------------------
Diversified Assets(11)                 .20        .43          .63
--------------------------------------------------------------------------------
Income(11)                             .20        .59          .79
--------------------------------------------------------------------------------
VANGUARD(R)
VARIABLE
INSURANCE FUND
--------------------------------------------------------------------------------
                                       .40        .02          .42
Diversified Value Portfolio
--------------------------------------------------------------------------------
Equity Index Portfolio                 .12        .02          .14
--------------------------------------------------------------------------------
Mid-Cap Index Portfolio                .21        .03          .24
--------------------------------------------------------------------------------
Small Company Growth Portfolio         .44        .02          .46
--------------------------------------------------------------------------------
International Portfolio                .33        .08          .41
--------------------------------------------------------------------------------
REIT Index Portfolio                   .27        .04          .31
--------------------------------------------------------------------------------
High Yield Bond  Portfolio             .21        .03          .24
--------------------------------------------------------------------------------
Money Market Portfolio                 .12        .03          .15
--------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS(12)
--------------------------------------------------------------------------------
Contrafund(R) Portfolio, Initial
Class(12)                              .57        .11          .68
--------------------------------------------------------------------------------
Equity-Income Portfolio, Initial
Class(12)                              .47        .11          .58
--------------------------------------------------------------------------------
SCUDDER VARIABLE
SERIES I(13)                           .47        .03          .50
Capital Growth Portfolio, Class A
Shares
--------------------------------------------------------------------------------
ALGER AMERICAN FUND(14)                .75        .10          .85
Growth Portfolio, Class O Shares
--------------------------------------------------------------------------------

(10) A portion of the brokerage commissions that the Funds pay may be reimbursed and used to reduce the Fund expenses. In addition, through arrangements with the Fund custodian, credits realized, if any, generated from cash balances in the funds' accounts are used to reduce the funds' expenses. Total fund Operating Expenses reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. The Funds' expenses paid indirectly did not affect the expense ratios.

(11) Pursuant to an Administrative Services Agreement, USAA Life and USAA Life Investment trust have agreed to cap fund expenses, including, but not limited to administrative expenses and investment advisory expenses, as follows: .95% of the monthly average net assets of the USAA Life Aggressive Growth Fund and the USAA Life World Growth Fund, 0.75% of the monthly average net assets of the USAA Life Diversified Assets Fund, 0.60% of the monthly average net assets of the USAA Life Growth and Income Fund, and 0.65% of the monthly average net assets of the USAA Life Income Fund, excluding the effect of any expenses paid indirectly. The agreement may be terminated at any time by USAA Life Investment Trust or upon 60 days written notice by USAA Life.

      With this cap, the Funds' Total Fund Operating Expense After Reimbursement were as follows:

                                                                   TOTAL FUND
                                                                    OPERATING
          FUND                 TOTAL ANNUAL        AMOUNT OF     EXPENSES AFTER
                            OPERATING EXPENSES   REIMBURSEMENT    REIMBURSEMENT
      Growth & Income               .52                 0              .52
      Aggressive Growth            1.29               .34              .95
      World Growth                 1.15               .20              .95
      Diversified Assets            .63                 0              .63
      Income                        .79               .14              .65

(12) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund expenses. In addition, through arrangements with the Fund custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund custodian expenses.

                                  VUL Policy-8

      Including these reductions, the total class operating expenses would have been 0.66% for VIP Contrafund(R) and 0.57% for Equity-Income. These offsets may be discontinued at any time.

(13) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Capital Growth Portfolio to 1.08%.

(14) Alger Management or its affiliates reimburses USAA Life for the cost of administrative services that we provide to the Fund it manages as an investment choice under the Policies. Compensation is paid out of fee earnings, based on a percentage of the Fund's average net assets attributable to a Policy.

------------------
POLICY INFORMATION
------------------

WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY
------------------------------------------------------
o Complete an application and submit it, with your initial premium payment (if required), to our Home Office.
o You are required to provide us with satisfactory evidence of your insurability as part of the underwriting process.
o During the underwriting process, you will be asked to complete a medical examination in order to assign you to an underwriting risk class used to determine your cost of insurance charges.
o After completion of the underwriting process, we will notify you of our decision regarding your application.
o  We will not issue a Policy to insure a person older than age 80.

EFFECTIVE DATE
--------------
o If the first premium is submitted with the application, the Effective Date will ordinarily be the date the application is approved and the Policy is issued.
o Insurance coverage begins on the Policy's Effective Date which is shown on the Policy Information Page.
o  You must pay the first premium before the Policy becomes effective.

PREMIUM PAYMENTS
----------------

METHODS OF PAYMENT

o We accept premium payments by check or money order drawn on a U.S. bank in U.S. dollars and made payable to USAA Life Insurance Company or USAA Life.
o We accept premium payments made by bank draft, wire, or exchange in U.S. dollars from another insurance company.
o  Premium payments must be sent directly to our Home Office.
o You may use our Automatic Payment Plan to have monthly premium payments automatically deducted from your bank account.

AMOUNT AND FREQUENCY OF PAYMENTS

o As long as you maintain sufficient Cash Value, you have flexibility to determine amount and frequency of premium payments.
o INITIAL PREMIUM PAYMENT - To issue a Policy, you are required to provide us with an initial premium payment equal to at least one full Planned Periodic Premium Payment specified in your Policy. (If you select the Automatic Payment Plan, your initial premium payment would equal 2 monthly payments under the Plan.)
o MINIMUM AND MAXIMUM PREMIUM PAYMENTS - Except for the initial premium payment, we do not require any minimum premium. However, you must maintain enough Cash Value to cover policy charges or the Policy will lapse. In addition, for the Policy to qualify as a life insurance contract for federal tax purposes, the total amount of your premium payments may not exceed the maximum amount allowed by federal tax law, unless necessary to prevent lapse. If a premium payment would cause you to exceed that maximum amount, we will refund the excess premium payment to you. (See TAX MATTERS.)

PREMIUM ALLOCATION
On your application, you must specify the allocation of Net Premium Payments to each selected Variable Fund Account. You can specify allocations in increments as small as 1/10th of one percent. The total amount of your allocations must equal 100%. During the application process, we will hold your initial premium payment in our general account (without interest). If a policy is not issued, we will return your premium.

Once your application is in good order, we will credit your initial net premium to the Policy as of the date the Policy is issued. There is a Free Look period during which we will allocate your initial Net Premium Payment and any subsequent Net Premium received during the Free Look period to the Vanguard Money Market Portfolio Variable Fund Account. The Net Premium will remain in the Vanguard Money Market Portfolio Variable Fund Account for the Free Look period plus five days. On the Valuation Date immediately following the end of that period, we will allocate the initial Net Premium Payment, together with any subsequent Net Premium Payments that have been made, plus any earnings, among the Variable Fund Accounts in the percentages directed on the application. We

                                  VUL Policy-9
will allocate these amounts at the Accumulation Unit Value next computed on that date. (See CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS.) You may change your fund allocations at any time by telephone or by written notice. There are no charges or fees for changing your allocation instructions. The allocation change will become effective with the first premium payment we receive on or following the Date of Receipt of your request. (See TRANSFER OF VALUE.)

PLANNED PERIODIC PREMIUM PAYMENTS
You may choose to make planned periodic premium payments. For convenience, we will also set up a schedule of premium payments and will send you premium notices at quarterly, semiannual or annual intervals. To facilitate planned periodic premium payments, we also will accept monthly premium payments through our Automatic Payment Plan. You are not obligated to follow the schedule of planned periodic premium payments, and failing to do so will not itself cause your Policy to lapse. Conversely, following the schedule will not guarantee that your Policy will remain in effect, unless you have made enough premium payments to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.)

ANNUAL TARGET PREMIUM PAYMENT
We will use the Annual Target Premium Payment specified in your Policy to determine whether we will deduct a premium charge from your premium payments or a surrender charge if you fully surrender. (See PREMIUM CHARGE AND SURRENDER CHARGE under CHARGES AND DEDUCTIONS.) We also will use the Annual Target Premium Payment to determine whether the Guaranteed Death Benefit applies. (See GUARANTEED DEATH BENEFIT under LAPSE AND REINSTATEMENT.) We determine the Annual Target Premium Payment actuarially based on the age, sex and risk class of the Insured, and the insurance benefits contained in the Policy.

INVESTMENT OPTIONS
------------------

Currently, you may invest in up to 17 Funds through the Separate Account. You can invest in a Fund by allocating Net Premium Payments to the corresponding Variable Fund Account. The Funds are managed by professional money managers as shown in the chart below that provides a brief description of each Fund. For more information, including a discussion of potential investment and other risks, please refer to the prospectuses for the Funds.

ADDITIONS OR CHANGES TO INVESTMENT OPTIONS
In the future, additional Funds may be made available as investment options through corresponding Variable Fund Accounts. For example, we may add Funds if we believe investment or marketing conditions warrant. We reserve the right, subject to compliance with applicable law, to change the Funds available as investment options. For example, we may eliminate or merge one or more Funds or substitute the shares of a Fund for those of another fund. We may do so, in our sole discretion, if we determine further investment in any Fund would be inconsistent with the purposes of the Policies. We will give you written notice of the addition, elimination, merger, or substitution of any Fund to the extent required by law.

In the event of a substitution or other change, we may, by appropriate endorsement, make any changes in your Policy and any future policies as may be necessary or appropriate to reflect the substitution or change, operate the Separate Account as a management company, deregister it with the SEC in the event such registration is no longer required, or combine it with other USAA Life separate accounts.

VOTING PRIVILEGES
Based on our present view of the law, we will vote the shares of the Funds we hold directly or indirectly through the Separate Account in accordance with instructions received from Owners entitled to give such instructions. We will determine the persons entitled to give voting instructions and the number of shares a person has a right to instruct based on Variable Fund Account Values as of the record date of the meeting. We will vote shares attributable to Policies for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine, based on SEC rules or other authority, that we may vote such shares ourselves in our own discretion.

                                 VUL Policy-10

------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER              PRINCIPAL INVESTMENT STRATEGIES              INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------
                                            EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME        o  Normally invests at least 80% of           May be appropriate for
PORTFOLIO, INITIAL CLASS             total assets in income-producing equity    investors who are willing
                                     securities, which tends to lead to         to ride out stock market
Objective:                           investments in large cap value stocks.     fluctuations in pursuit of
----------                        o  Potentially invests in other types         potentially above-average
Reasonable income.  The Fund         of equity securities and debt              long-term returns.
will also consider the               securities, including lower-quality        Designed for those who want
potential for capital                debt securities.                           some income from equity and
appreciation.  The Fund's goal    o  Invests in domestic and foreign            bond securities, but also
is to achieve a yield which          issuers.                                   want to be invested in the
exceeds the composite yield on    o  Uses fundamental analysis of each          stock market for its
the securities comprising the        issuer's financial condition and           long-term growth potential.
S&P 500(R) Index                     industry position and market and
                                     economic conditions to select
Adviser:                             investments.
--------
Fidelity Management & Research
Company
82 Devonshire Street
Boston, Massachusetts 02109
------------------------------------------------------------------------------------------------------------
                                            MULTI-CAP CORE FUND
------------------------------------------------------------------------------------------------------------
USAA LIFE GROWTH AND INCOME FUND  o  Invests primarily in equity                Designed for the investor
                                     securities that show the best potential    seeking to benefit from
Objective:                           for total return through a combination     long-term growth of capital
----------                           of capital appreciation and income. The    and return.  Because the
Primary: Capital growth              term equity securities is generally        Fund emphasizes investments
Secondary: Current income            used to include common stocks,             in common stocks, its value
                                     securities convertible into common         will fluctuate based on
Adviser:                             stocks, and securities that carry the      market conditions.
-------                              right to buy common stocks.                Consequently, the Fund
USAA Investment Management        o  Investments in convertible                 should not be relied upon
Company                              securities is limited to 5% of assets.     for short-term financial
9800 Fredericksburg Road             May invest in nonconvertible debt          needs or short-term
San Antonio, Texas  78288            securities and preferred stock.            investment in the stock
                                                                                market.
Subadviser:                       o  While most of the Fund's assets
-----------                          will be invested in U.S. securities, up
Wellington Management Company,       to 20% of the Fund's total assets may
LLP                                  be invested in foreign securities
75 State Street                      purchased in either foreign or U.S.
Boston, Massachusetts  02109         markets.  These foreign holdings may
                                     include securities issued in emerging
                                     markets as well as securities issued in
                                     established markets.
------------------------------------------------------------------------------------------------------------
                                           MULTI -CAP VALUE FUND
------------------------------------------------------------------------------------------------------------
VANGUARD DIVERSIFIED VALUE        o  Invests primarily in common stocks         May be suitable investment
PORTFOLIO                            of large and medium-size companies         for you if: (1) you wish to
                                     whose stocks are considered by the         add a stock fund to your
Objective:                           adviser to be undervalued and out of       existing holdings, which
----------                           favor with investors.  Such value          could include other stock
Long-term growth of capital and      stocks typically have above-average        investments as well as bond
a moderate level of dividend         dividend yields and/or below-average       and money market
income                               prices in relation to such financial       investments; (2) you want a
                                     measures as earnings, book value, and      stock fund employing a
Adviser:                             cash flow.                                 value approach in seeking
--------                                                                        long-term growth in capital
Barrow, Hanley, Mewhinney &                                                     as well as moderate level
Strauss, Inc.                                                                   of dividend income.
One McKinney Plaza
3232 McKinney Ave, 15th Floor
Dallas, Texas  75204
------------------------------------------------------------------------------------------------------------

                                              VUL Policy-11

------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER              PRINCIPAL INVESTMENT STRATEGIES               INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                          LARGE-CAP GROWTH FUNDS
------------------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH             o  Invests primarily in equity                May be appropriate for
PORTFOLIO, CLASS O SHARES*           securities, such as common or preferred    investors seeking long-term
                                     stocks, which are listed on U.S.           capital appreciation.
Objective:                           exchanges or in the over-the-counter
---------                            market.
Long-term capital appreciation    o  The Fund invests primarily in growth
                                     stocks.
Adviser:                          o  Under normal circumstances, the
--------                             Fund invests primarily in the equity
Fred Alger Management, Inc.          securities of large companies with a
111 Fifth Avenue                     market capitalization of $1 billion or
New York, New York  10003            greater.

*The Alger American Fund offers
both Class O and Class S
shares.  The classes differ
only in that Class S shares are
subject to distribution and
shareholder servicing fees,
while Class O shares are not.
Only Class O shares are
available under the Policy.
------------------------------------------------------------------------------------------------------------
SCUDDER VS I CAPITAL GROWTH       o  Invests at least 65% of total              May be appropriate for
PORTFOLIO, CLASS A SHARES            assets in common stocks of U.S.            investors seeking long-term
                                     companies.                                 growth.
Objective:                        o  Although the Fund can invest in
----------                           companies of any size, it generally
Maximize long-term capital           focuses on established companies that
growth through a broad and           are similar in size to the companies in
flexible investment program.         the S&P 500 Index.  The Fund intends to
                                     invest primarily in companies whose
Adviser:                             market capitalizations fall within the
--------                             normal range of the Index.
Deutsche Investment Management
Americas, Inc.
345 Park Avenue
New York, New York  10154
------------------------------------------------------------------------------------------------------------
USAA LIFE AGGRESSIVE GROWTH       o  Invests primarily in equity                Designed for the investor
FUND                                 securities of large companies that are     seeking to benefit from
                                     selected for their growth potential.       long-term growth of
Objective:                           The term equity securities is generally    capital.  Generally, this
----------                           used to include common stocks,             Fund is expected to have a
Appreciation of capital              convertible securities, and securities     greater potential for
                                     that carry the right to buy common         long-term capital
Adviser:                             stocks.                                    appreciation than growth
--------                          o  While most of the Fund assets will         and income funds, but is
USAA Investment Management           be invested in U.S. securities, up to      also significantly more
Company                              20% of the Fund total assets may be        volatile.
9800 Fredericksburg Road             invested in foreign securities
San Antonio, Texas  78288            purchased in either foreign or U.S.
                                     markets.
Subadviser:
-----------
Marsico Capital Management, LLC
1200 17th Street, Suite 1300
Denver, Colorado  80202
------------------------------------------------------------------------------------------------------------

                                               VUL Policy-12

------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                    PRINCIPAL INVESTMENT STRATEGIES              INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------
                                            LARGE-CAP CORE FUND
------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)        o  Normally invests primarily in              May be appropriate for
PORTFOLIO, INITIAL CLASS             common stocks.                             investors who are willing
                                  o  Invests in securities of companies         to ride out stock market
Objective:                           whose value it believes is not fully       fluctuations in pursuit of
----------                           recognized by the public.                  potentially above-average
Long-term capital appreciation    o  Invests in domestic and foreign            long-term returns.
                                     issuers.
Adviser:                          o  Invests in either growth stocks or
--------                             value stocks or both.
Fidelity Management & Research    o  Uses fundamental analysis of each
Company                              issuer's financial condition and
82 Devonshire Street                 industry position and market and
Boston, Massachusetts 02109          economic conditions to select
                                     investments.
------------------------------------------------------------------------------------------------------------
                                       S&P 500 INDEX OBJECTIVE FUND
------------------------------------------------------------------------------------------------------------
VANGUARD EQUITY INDEX  PORTFOLIO  o  Employs a passively managed- or            May be a suitable
                                     index-approach, by holding all of the      investment for you if: (1)
Objective:                           stocks in the Standard & Poor's 500        you wish to add a low-cost,
----------                           Composite Stock Price Index in roughly     large-capitalization stock
Long-term growth of capital and      the same proportion to their weighting     index fund to your existing
income by attempting to match        in the index.                              holdings, which could
the performance of a                                                            include other stock
broad-based market index of                                                     investments as well as bond
stocks of large U.S. companies.                                                 and money market investments;
                                                                                (2) you want the potential
Adviser:                                                                        for long-term capital
--------                                                                        appreciation, with a moderate
The Vanguard Group                                                              level of dividend income.
P.O. Box 2600
Valley Forge, Pennsylvania
19482
------------------------------------------------------------------------------------------------------------
                                             MID-CAP CORE FUND
------------------------------------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX            o  Employs a passively managed- or            May be a suitable
PORTFOLIO                            index-approach by holding the stocks in    investment for you if: (1)
                                     the Standard & Poor's MidCap 400 Index     you wish to add a low-cost,
Objective:                           in roughly the same proportion to their    mid-capitalization stock
----------                           weighting in the Index.                    index fund to your existing
Long-term growth of capital by                                                  holdings, which could
attempting to match the                                                         include other stock
performance of a broad-based                                                    investments as well as bond
market index of stocks of                                                       and money market
medium-size U.S. companies.                                                     investments; (2) you want
                                                                                the potential for long-term
Adviser:                                                                        capital appreciation.
--------
The Vanguard Group
P.O. Box 2600
Valley Forge, Pennsylvania
19482
------------------------------------------------------------------------------------------------------------

                                           VUL Policy-13

------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER               PRINCIPAL INVESTMENT STRATEGIES             INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------
                                               SMALL-CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------
VANGUARD SMALL COMPANY GROWTH     o  Invest mainly in the stocks of             May be suitable investment
PORTFOLIO                            smaller companies (which, at the time      for you if: (1) you wish to
                                     of purchase, typically have a market       add a small-capitalization
Objective:                           value of less than $1-$2 billion).         growth stock fund to your
----------                           These companies are considered by the      existing holdings, which
Long-term growth of capital          Fund's advisers to have above-average      could include other stock
                                     prospects for growth, but often provide    investments as well as bond
Advisers:                            little or no dividend income.              and money market
---------                                                                       investments; (2) you are
Granahan Investment Management,                                                 seeking growth of capital
Inc.                                                                            over the long-term at least
275 Wyman Street                                                                five years; (3) you are not
Waltham, Massachusetts 02154                                                    looking for dividend
                                                                                income; (4) you are willing
Grantham, Mayo, Van Otterloo &                                                  to assume the above-average
Co. LLC                                                                         risk associated with
40 Rowes Wharf                                                                  investing in small cap
Boston, Massachusetts 02110                                                     growth stocks.
------------------------------------------------------------------------------------------------------------
                                               BALANCED FUND
------------------------------------------------------------------------------------------------------------
USAA LIFE DIVERSIFIED ASSETS      o  Invests in a diversified program           Designed for the investor
FUND                                 within one mutual fund by allocating       seeking the benefits of
                                     the Fund's assets, under normal market     both long-term capital
Objective:                           conditions, in the following target        appreciation and current
----------                           ranges:  50-70% for equity securities      return.  Generally, the
Long-term capital growth,            and 30-50% for debt securities and         Fund is expected to have
consistent with preservation of      money market instruments.  The ranges      less exposure to equity
capital and balanced by current      allow for a variance within the            securities than growth
income                               investment categories.                     funds.
                                  o  The equity securities will consist
Adviser:                             significantly of domestic common stocks
--------                             and, to a much lesser extent, may
USAA Investment Management           include shares of real estate
Company                              investments trust (REITs).
9800 Fredericksburg Road          o  While most of the Fund's assets
San Antonio, Texas  78288            will be invested in U.S. securities, up
                                     to 20% of the Fund's total assets may
Subadviser:                          be invested in foreign or U.S. markets.
----------                           These foreign holdings may include
(Equity Portion)                     securities issued in emerging markets
Wellington Management Company,       as well as securities issued in
LLP                                  established markets.
75 State Street                   o  The fixed income component will be
Boston, Massachusetts  02109         made up of the same types of debt
                                     securities and money market instruments
                                     in which the USAA Life Income Fund may
                                     invest.
------------------------------------------------------------------------------------------------------------
                                                GLOBAL FUND
------------------------------------------------------------------------------------------------------------
USAA LIFE WORLD GROWTH FUND       o  Invests primarily in equity                Designed for the investor
                                     securities of both foreign (including      seeking to diversify by
Objective:                           emerging market) and domestic issuers.     investing in securities of
----------                           The term equity securities is generally    both domestic and foreign
Long-term capital appreciation       used to include common stocks,             issuers and who is prepared
                                     securities convertible into common         to bear the risks of such
Adviser:                             stocks, and securities that carry the      investments.  Because of
--------                             right to buy common stocks.                the Fund's emphasis on
USAA Investment Management        o  May not invest more than 25% of            equity securities and
Company                              total assets in one industry.              securities of foreign
9800 Fredericksburg Road          o  Under normal market conditions,            issuers, the Fund should
San Antonio, Texas  78288            the Fund's investments will be             not be relied upon as a
                                     diversified in at least three              balanced investment program.
Subadviser:                          countries, one of which is the United
-----------                          States.
MFS Investment Management
500 Boylston Street
Boston, Massachusetts  02116
------------------------------------------------------------------------------------------------------------

                                           VUL Policy-14

------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER               PRINCIPAL INVESTMENT STRATEGIES            INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL PORTFOLIO  o  Invests in the stocks of seasoned          May be suitable investment
                                     companies located outside of the United    for you if: (1) you wish to
Objective:                           States.                                    add an international stock
----------                        o  In selecting stocks, Schroder              fund to your existing
Long-term growth of capital          evaluates foreign markets around the       holdings, which could
                                     world. Within markets regarded as          include other stock
Adviser 1:                           having favorable investment climates,      investments as well as bond
----------                           this adviser selects companies with        and money market
Schroder Investment Management       above-average growth potential whose       investments; (2) you are
North America, Inc.                  stocks sell at reasonable prices.          seeking growth of capital
875 3rd Avenue, New York,         o  Baillie Gifford uses a fundamental         over the long-term at least
New York  10022                      approach to identify quality growth        five years; (3) you are not
                                     companies and considers sustainable        looking for income; (4) you
Subadviser:                          earnings and free cash flow growth to      are willing to assume the
----------                           be critical factors in evaluating a        additional risks (including
Schroder Investment Management       company's prospects. Companies are         currency and country risk)
North America, Limited               screened first for quality and then for    associated with
31 Gresham Street                    value. Baillie Gifford looks for           international stocks.
London EC2V 7QA, England             companies with attractive industry
                                     backgrounds, strong competitive
Adviser 2:                           positions within those industries, high
---------                            quality earnings and a positive
Baillie Gifford Overseas Ltd         approach towards shareholders. The main
1 Rutland Court, Edinburgh, EH3      fundamental factors considered when
8EY, Scotland                        analyzing companies in this bottom-up
                                     analysis are: earnings growth, cash
                                     flow growth, profitability, debt and
                                     interest coverage, and valuation.
------------------------------------------------------------------------------------------------------------
                                        INVESTMENT GRADE BOND FUND
------------------------------------------------------------------------------------------------------------
USAA LIFE INCOME FUND             o  Invests primarily in U.S.                  Designed primarily for the
                                     dollar-denominated debt and                investor seeking to benefit
Objective:                           income-producing securities that have      from returns higher than
----------                           been selected for their high yields        those available in a money
Maximum current income without       relative to the risk involved.             market fund.  An investor
undue risk to principal           o  Debt securities must be                    in this Fund should also be
                                     investment-grade at the time of            willing to accept principal
Adviser:                             purchase.                                  fluctuations.  The Fund
--------                                                                        should not be relied upon
USAA Investment Management                                                      as a balanced investment
Company                                                                         program.
9800 Fredericksburg Road
San Antonio, Texas  78288
------------------------------------------------------------------------------------------------------------
                                           HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------------
VANGUARD HIGH YIELD BOND          o  Invests primarily in a diversified         May be a suitable
PORTFOLIO                            group of high -yielding, higher-risk       investment for you if: (1)
                                     corporate bonds with medium- and           you are seeking a high
Objective:                           lower-range credit-quality ratings,        level of income and are
----------                           commonly known as junk bonds.              willing to take substantial
High level of income              o  The Fund emphasizes higher grades          risks in pursuit of higher
                                     of credit quality within the high-yield    returns; (2) you have a
Adviser:                             bond universe.  The Fund invests at        long-term investment
Wellington Management Company,       least 80% of its assets in corporate       horizon - more than five
LLP                                  bonds that are rated below Baa by          years.
75 State Street                      Moody's Investors Service, Inc. or
Boston, Massachusetts  02109         below BBB by Standard & Poor's
                                     Corporation.
                                  o  The Fund may not invest more than
                                     20% of its assets in any of the
                                     following taken as a whole: securities
                                     with credit ratings lower than B or
                                     that are unrated, convertible
                                     securities, and preferred stocks.
                                  o  The adviser may consider a
                                     security's potential for capital
                                     appreciation only when it is consistent
                                     with the objective of high and
                                     sustainable current income.
------------------------------------------------------------------------------------------------------------

                                                 VUL Policy-15

------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                    PRINCIPAL INVESTMENT STRATEGIES        INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE FUND
------------------------------------------------------------------------------------------------------------
VANGUARD REIT INDEX PORTFOLIO     o  Invests in the stocks of real              May be a suitable
                                     estate investment trusts (REITs), which    investment for you if: (1)
Objective:                           own office buildings, hotels, shopping     you are looking for a
----------                           centers, and other properties.             simple way to gain indirect
High level of income and          o  The Fund employs a passively               exposure to the real estate
moderate long-term growth of         managed-or index-approach, by holding a    market to further diversify
capital                              mix of securities that seeks to match      your existing holdings,
                                     the performance of the Morgan Stanley      which could include other
Adviser:                             REIT Index, a benchmark of U.S. REITs.     stock, bond, and money
--------                             Holdings of the Index, and thus of the     market investments.  (2)
The Vanguard Group                   Fund, are weighted according to each       you want a stock fund that
P.O. Box 2600                        stock's market capitalization.             offers the potential for
Valley Forge, Pennsylvania        o  The Fund holds each stock found in         above-average dividend
19482                                the Index in approximately the same        income.  (Historically, the
                                     proportion as represented in the Index     securities that make up the
                                     itself.  For example, if a specific        Index have provided higher
                                     stock represented 2% of the Morgan         dividend income than those
                                     Stanley REIT Index, the Fund would         in the S&P 500 Index.)  (3)
                                     invest 2% in that stock                    you are seeking modest
                                                                                growth of capital over the
                                                                                long term - at least five
                                                                                years.
------------------------------------------------------------------------------------------------------------
                                             MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------
VANGUARD MONEY MARKET PORTFOLIO   o  Invests more than 25% of its               May be a suitable
                                     assets in high-quality, short-term         investment for you if: (1)
Objective:                           money market instruments issued by         you wish to add a money
----------                           companies in the financial services        market fund to your
Income while maintaining             industry.  The Fund also invests in        existing holdings, which
liquidity and a stable share         high-quality money market instruments      might also include stock
price of $1                          issued by non-financial corporations,      and bond investments; (2)
                                     such as securities backed by the full      you are seeking income and
Adviser:                             faith and credit of the U.S.               stability of principal.
--------                             government, securities issued by U.S.
The Vanguard Group                   agencies, or obligations issued by
P.O. Box 2600                        corporations and financial institutions.
Valley Forge, Pennsylvania
19482
------------------------------------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT
------------------------------

LAPSE
Your Policy will lapse if your Policy Cash Value is insufficient to pay the Monthly Deduction and any loan interest due, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.)

GRACE PERIOD
You have a 61-day grace period to provide sufficient payment to keep your Policy in force. The grace period will begin on any Monthly Anniversary when your Policy Cash Value is insufficient to cover the Monthly Deduction for the following month and any loan interest due. We will notify you and any assignee of record of the date the grace period expires and of the premium payment necessary to continue the Policy in effect. During the grace period, you must submit enough premium to cover three Monthly Deductions and any loan interest due. If you do not pay the necessary premium within the grace period, the Policy will lapse, terminating all insurance, including benefits provided by rider. If the Insured dies during the grace period, we will pay your Beneficiary the death benefit, less any due and unpaid Monthly Deductions and any loan interest due through the month of death. During the grace period, or at lapse, we will not refund any Cash Value remaining in the Policy at the beginning of the grace period.

GUARANTEED DEATH BENEFIT
During the first five Policy years, your Policy will qualify for the Guaranteed Death Benefit if specified minimum premium payments have been paid. Guaranteed Death Benefit means that we guarantee that your Policy will not lapse, even if the Cash Value is insufficient to pay for the monthly deduction and any loan interest then due. The determination will be made at each Monthly Anniversary, at which time premium payments must total the Annual Target Premium payment specified in your Policy, adjusted to reflect the number of Monthly Anniversaries since the Policy's Effective Date.

                                 VUL Policy-16

For example, if

   o  Annual Target Premium is $2,000.
   o  The policy has been in force for 3.5 years.
   o  There are no partial surrenders and no loans.
   o  The Cash Value at 3.5 years is insufficient to pay the Monthly Deduction.

To qualify for the Guaranteed Death Benefit, premium payments must equal the Annual Target Premiums. Here, $2,000 x 3.5 years = $7,000 premium. If $7,000 total premiums have been paid, then the policy will not lapse because the Guaranteed Death Benefit applies.

The Guaranteed Death Benefit is only available during the first five policy years. We will declare a new Annual Target Premium payment if the Specified Amount is increased or decreased within the first three policy years. We will use the new Annual Target Premium Payment in the Guaranteed Death Benefit calculation.

REINSTATEMENT
You may reinstate a lapsed Policy within five years from the date of lapse and before the Policy's Maturity Date if you meet all of the following requirements:
o  Provide a completed written application for reinstatement.
o  Give proof of insurability satisfactory to USAA Life.
o Make payment of premium sufficient to pay the estimated Monthly Deductions for at least the three Policy months beginning with the effective date of reinstatement.
o  Make payment of, or agreement to reinstate, any Policy Indebtedness.

The Effective Date of the reinstatement will be the Monthly Anniversary on or before we approve your request. Upon reinstatement, the death benefit will be the Specified Amount in effect at lapse, less any reinstated Indebtedness.

Your Policy's initial reinstated Cash Value will be calculated as follows:

o  Net reinstated premium,
o MINUS the monthly deduction for the month following the Effective Date of reinstatement,
o  PLUS (if applicable) any reinstated indebtedness,
o PLUS any interest earnings credited to the loan collateral held in the general account.

An advantage of reinstating a lapsed Policy is that we will not deduct the first-year Administrative Charge again if it has already been paid. A possible disadvantage of reinstatement is that you must pay or reinstate any Policy Indebtedness. A Policy cannot be reinstated once it has been fully surrendered.

CHARGES AND DEDUCTIONS
----------------------

PREMIUM CHARGE
o We deduct a 3% premium charge from each premium as compensation for selling expenses and taxes.
o We deduct the premium charge from all of your premium payments until the gross amount of premium payments exceeds the sum of the Annual Target Premium payments payable over 10 years. (See ANNUAL TARGET PREMIUM PAYMENT.)
o If you increase or decrease the Specified Amount, we will declare a new Annual Target Premium Payment for you and use it to determine whether the premium charge applies.

The amount remaining after we deduct the premium charge is the Net Premium Payment and is the amount we allocate to the Variable Fund Accounts you select.

EXAMPLE:   Annual Target Premium payment is $2,000.
           $2,000 x 10 years = $20,000.
           We would no longer deduct the premium charge once you have paid in premiums of $20,000.

MONTHLY DEDUCTIONS FROM CASH VALUE
On your Policy's Effective Date, and each Monthly Anniversary thereafter, we will deduct certain monthly charges from your Policy's Cash Value. (See DEDUCTION OF CHARGES.) The Monthly Deduction includes the following items, each as described below.

                                 VUL Policy-17

   o  Cost of insurance charge.
   o  Charge for optional insurance benefits provided by rider.
   o  Administrative charge.
   o  Maintenance charge.

   COST OF INSURANCE CHARGES. (See CALCULATING YOUR COST OF INSURANCE for a more detailed discussion of the factors that affect the net amount at risk and how the cost of insurance charge is calculated.) Monthly cost of insurance charges depend on a number of variables, including:

   o  Specified Amount of insurance coverage;
   o  Death benefit option you select;
   o  Cost of insurance RATE; and
   o  Investment experience of your value in the Variable Fund Accounts.

   CHARGES FOR OPTIONAL INSURANCE BENEFITS. Monthly Deductions include charges for any optional insurance benefits added to the Policy by rider. (See OPTIONAL INSURANCE BENEFITS.)

   ADMINISTRATIVE CHARGES (FIRST POLICY YEAR ONLY). During the first 12 Policy months only, we deduct a monthly Administrative Charge of $10 for start-up administrative expenses we incur in issuing your Policy. These expenses include the cost of processing your application, conducting a medical examination, determining insurability and risk class, and establishing Policy records. The investment advisers or other affiliates of certain Funds may reimburse USAA Life for the cost of administrative services provided to the Funds as investment options under the Policies. Compensation is paid out of fee earnings, based on a percentage of a Fund's average net assets attributable to a Policy.

   MAINTENANCE CHARGE. The Monthly Deduction includes a recurring Maintenance Charge of $5. This charge compensates us for the recurring administrative expenses related to the maintenance of your Policy and of the Separate Account. These expenses include premium notices and collection, record keeping, processing death benefit claims, Policy changes, reporting, and overhead costs. USAA Life guarantees that this charge will not increase during the life of the Policy.

SEPARATE ACCOUNT CHARGES
We deduct certain charges on a daily basis as a percentage of the value of each Variable Fund Account of the Separate Account. These charges reduce your Policy Cash Value.

   MORTALITY AND EXPENSE CHARGE. We assess a daily charge of .00204% (equal to .75% annual rate) against the values of each Variable Fund Account for mortality and expense risks that USAA Life assumes under the Policies. We guarantee that this charge will not increase during the life of your Policy. The mortality risk that USAA Life assumes is that Insureds may live for a shorter period of time than we estimate and thus a greater amount of death benefits than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than we estimate.

   FEDERAL INCOME TAX CHARGE. Currently, we make no charge against a Variable Fund Account for federal income tax that may be attributable to that Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to any Variable Fund Account.

TRANSFER CHARGES
For each transfer between Variable Fund Accounts in excess of 18 per Policy Year, we assess a $25 charge. We reserve the right, at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

SURRENDER CHARGES

   PARTIAL SURRENDER CHARGE. For each partial surrender, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn. This charge is an administrative processing fee.

   FULL SURRENDER CHARGE. For full surrenders prior to the end of the 10th Policy Year, we assess the surrender charge described below. The surrender charge compensates USAA Life for the expenses it incurs in distributing the Policies. The amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in your Policy, regardless of the amount of premiums you actually pay. The surrender charge depends on when you surrender. As shown in the table below, the surrender charge declines each Policy Year to 0% after the 10th Policy Year.

                                 VUL Policy-18

   ---------------------------------------------------------------------

   SURRENDER CHARGE AS A % OF ANNUAL TARGET PREMIUM PAYMENT

   POLICY YEAR      1   2    3    4    5    6    7    8    9   10    11+

   APPLICABLE %    50% 45%  40%  35%  30%  25%  20%  15%  10%   5%    0
   ---------------------------------------------------------------------

Example:
   o  Annual Target Premium payment is $2,000,
   o  Full surrender during the first Policy Year

           Surrender charge = 50% x $2,000 or $1,000 surrender charge

If you increase or decrease your Policy's Specified Amount within the first 10 Policy Years, we will set a new Annual Target Premium Payment for you. We will use the new Annual Target Premium Payment to determine the surrender charge. (See CHANGING YOUR POLICY'S SPECIFIED AMOUNT.) We will not impose a surrender charge at the time you decrease your Policy's Specified Amount.

OTHER CHARGES
The Variable Fund Accounts purchase shares of the Funds at the Net Asset Value
(NAV) of the shares. The NAV reflects the investment management fees and other expenses already deducted from each Fund's assets. These fees and other expenses appear in the Fee Tables. Please refer to the prospectuses for the Funds for more information on these fees and expenses.

DEDUCTION OF CHARGES
We will deduct the Monthly Deduction, any partial surrender charge, and any transfer charge from your value in each Variable Fund Account in the same proportion as each Variable Fund Account's value has to the total Policy Cash Value. Alternatively, you may specify in advance the Variable Fund Account(s) from which you want the partial surrender charge and transfer charge deducted.

DEATH BENEFIT
-------------

The Policy offers two death benefit options, Option A and Option B, which you select on your Policy application. Under either option, we will reduce the amount of death benefit we pay by the amount of any outstanding Indebtedness and any due and unpaid Monthly Deductions. (See PAYMENT OF POLICY BENEFITS.) Partial surrenders and related surrender charges also will reduce the amount of your death benefit. (See CHANGING YOUR POLICY'S SPECIFIED AMOUNT.) The death benefit increases by any applicable optional insurance benefits provided by rider. (See OPTIONAL INSURANCE BENEFITS.)

-----------------------------------------------------------------------------------------------
                OPTION A (LEVEL DEATH BENEFIT)         OPTION B (INCREASING DEATH BENEFIT)
-----------------------------------------------------------------------------------------------
DEATH BENEFIT   Greater of:                            Greater of:
                  o  Your Policy's Specified           o  Your Policy's Specified Amount
                     Amount, or                           PLUS your Cash Value, or
                  o  The Minimum Amount Insured        o  The Minimum Amount Insured
-----------------------------------------------------------------------------------------------
PURPOSE         Emphasizes Cash Value Growth           Emphasizes Death Benefit Growth
-----------------------------------------------------------------------------------------------
IMPACT          Cost of Insurance will generally be    Death Benefit generally greater than for
                lower than for same Specified Amount   same Specified Amount in Option A
                in Option B
-----------------------------------------------------------------------------------------------

    EXAMPLE OF OPTION A AND OPTION B:
    --------------------------------
      o  Insured less than 40 years old
      o  Policy's Specified Amount is $100,000
      o  No loans or outstanding Monthly Deductions
      o  Policy Cash Value is $25,000

   ---------------------------------------------------------------------------
                OPTION A                            OPTION B
                --------                            --------
   ---------------------------------------------------------------------------
   Death Benefit greater of $100,000   Death Benefit greater of $125,000
   or Minimum Amount Insured*          ($100,000 Specified Amount plus $25,000
                                       Cash Value) or the Minimum Amount
                                       Insured*
   ---------------------------------------------------------------------------

                                 VUL Policy-19

      *The Minimum Amount Insured is calculated by multiplying Cash Value by a specific percentage based on the Insured's age. (See CALCULATING YOUR COST OF INSURANCE.)

CHANGING DEATH BENEFIT OPTION
After the death benefit option you selected on your application has been in effect for one Policy Year, you may change it by sending written notice to USAA Life. The new death benefit option also must remain in effect for one Policy Year before we allow another change. There is no charge or fee for changing the death benefit option. The change will become effective on the Monthly Anniversary on or following the date we approve the change. A change in death benefit option will affect your cost of insurance. (See CALCULATING YOUR COST OF INSURANCE.) We will recalculate the maximum premium limitation following a change in death benefit option. (See MINIMUM AMOUNT INSURED under CALCULATING YOUR COST OF INSURANCE.)

OPTION A TO OPTION B
--------------------
   o Option B Specified Amount equals prior Option A Specified Amount MINUS Policy's Cash Value as of the date we receive written notice of the requested change. (The result of this is that the death benefit before and after the change will remain the same.)
   o We will not allow the change if it would result in a Specified Amount that is less than the minimum Specified Amount of $50,000 ($25,000 for Insureds under 18 years of age).
   o If you want the Option B Specified Amount to be the same as the prior Option A Specified Amount, you must provide proof of insurability.

OPTION B TO OPTION A
--------------------
   o Option A Specified Amount equals prior Option B Specified Amount PLUS Policy's Cash Value next determined on the Date of Receipt of written notice. (The result of this is that the death benefit before and after the change will remain the same.)
   o This change does not require proof of insurability, unless you also want to make changes in your Policy's Specified Amount or add optional benefits by rider.

CHANGING POLICY'S SPECIFIED AMOUNT

You may increase or decrease your Policy's Specified Amount, within certain limits. A change in Specified Amount:
   o May increase or decrease your cost of insurance charges (See CALCULATING YOUR COST OF INSURANCE.)
   o  May have tax consequences (See TAX MATTERS.)
   o Does not necessarily require changes in planned periodic premiums (See PLANNED PERIODIC PREMIUM PAYMENTS.)
   o Will require us to set a new Annual Target Premium Payment for the new Specified Amount (See ANNUAL TARGET PREMIUM PAYMENT.)

Whether the premium charge applies is determined using the new Annual Target Premium Payment. (See PREMIUM CHARGE.) We will recalculate the maximum premium limitation following an increase or decrease in Specified Amount. (See PREMIUM PAYMENTS AND TAX MATTERS.)

Any increase to your Policy's specified Amount must be at least $25,000, unless such increase is in conjunction with a change in death benefit option or to satisfy federal tax law requirements. For any increase, you must apply in writing and we will require satisfactory proof of insurability. An increase will become effective on the Monthly Anniversary on or following the date we approve the increase. Your free look rights to cancel your Policy do not apply to increases in Specified Amounts.

You may not reduce your Policy's Specified Amount to less than $50,000. There are exceptions for reductions resulting from a surrender of Cash Value under Option A and if the Insured is under 18 years of age. We will not allow a reduction that would cause your Policy not to qualify as a life insurance contract for federal tax law purposes. You must request a reduction in writing. To determine the cost of insurance charge, we will apply any decrease in Specified Amount against the most recent increase in Specified Amount. The decrease will become effective on the Monthly anniversary on or following the Date of Receipt of your written notice to USAA Life.

OPTIONAL INSURANCE BENEFITS
---------------------------

You may add one or more of the following optional insurance benefits to your Policy by rider, subject to certain underwriting or issue requirements. Each rider's description in this prospectus is subject to the specific terms and conditions of the rider. We will deduct the cost of any optional insurance benefits as part of the Monthly Deduction. (See MONTHLY DEDUCTIONS.) NOT ALL RIDERS ARE AVAILABLE IN ALL STATES.

                                 VUL Policy-20

ACCELERATED BENEFITS FOR TERMINAL ILLNESS RIDER. This rider provides for an early benefit payment to you upon receipt of proof that the Insured is terminally ill (as defined in the rider). The maximum amount you may receive under the rider prior to the Insured's death is the lesser of (1) 50% of the then current death benefit payable under the Policy (excluding additional benefits payable under other riders), or (2) $250,000. We will deduct the amount of any Indebtedness from the amount of the early payment. We treat the early payment as a lien against Policy values. We reduce the death benefit by the amount of the lien and any Policy loans, plus accrued interest. We will continue to take Monthly Deductions after the early payment. The Owner's access to the Cash Value of the Policy through Policy loans, partial surrenders, or full surrender is limited to any excess of the Cash Value over the amount of the lien. We charge interest on the amount of the early payment and any unpaid Monthly Deductions. We require premium payments to be made for cost of insurance that are still required to be made after the early payment. If such payment is not paid when due, we will pay the premium on behalf of the Owner and add that amount to the early payment amount to be deducted from the death benefit. If the amount of the early payment plus accrued interest and required unpaid cost of insurance premiums ever exceed the amount of the death benefit, we will terminate the Policy and no additional insurance benefits will be payable. There is no charge for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. This rider provides an additional life insurance benefit if the Insured's death results from accidental bodily injury (as defined in the rider). You can select an additional life insurance benefit up to a maximum of $200,000, or the Specified Amount, whichever is less. The premium for this rider is $.84 per $1,000 of coverage per year.

CHILDREN TERM LIFE INSURANCE RIDER. This rider provides level term life insurance on the lives of the Insured's children (as defined in the rider). The cost for this rider is $6 per $1,000 of coverage per year.

EXTENDED MATURITY DATE RIDER. This rider permits you to extend your Policy's Maturity Date up to 10 years beyond what it otherwise would be (I.E., the Monthly Anniversary following the Insured's 100th birthday). The death benefit during the extended maturity period will be your Policy's Cash Value less any Indebtedness. Also during this period, the Policy's Cash Value will continue to accrue in the same manner as described in the Policy, and any Policy loans in effect will continue to accrue interest. We will not deduct cost of insurance charges or accept additional premium payments during this period. We will assess the Maintenance Charge during this period. Extension of the Maturity Date is subject to all of the terms and conditions of the Policy, except where they are inconsistent with the rider. Extending the maturity date of your Policy beyond the Insured's age 100 may result in the current taxation of any increases in your Policy's Cash Value that result from investment experience in the Variable Fund Accounts. You should consult a qualified tax advisor before making such an extension.

WAIVER OF MONTHLY DEDUCTION RIDER. This rider waives your Monthly Deduction during periods of total and permanent disability of the Insured, but only if the Insured has been totally and permanently disabled (as defined in the rider) for at least six consecutive months. We will not deduct the amount of any Monthly Deduction waived under this rider from the Cash Value proceeds payable upon maturity of your Policy, or the death benefit proceeds payable if the Insured dies before the Policy matures. If Option A is in effect when we approve a claim under the rider, we will change your death benefit option from Option A to Option B as of the Monthly Anniversary after the disability began. While we are paying benefits under the rider, you may not increase your Policy's Specified Amount. Please note that the rider does not apply to interest under your Policy loans. As a result, it is possible that your Policy could lapse for nonpayment of loan interest. The premium for this rider varies based upon the age of the Insured.

If you would like further information about the optional insurance benefits available under your Policy, please contact us at 1-800-531-2923. Please note that adding or deleting riders, or increasing or decreasing coverage under the riders, can have tax consequences. (See TAX MATTERS.) You should consult a qualified tax advisor.

PAYMENT OF POLICY BENEFITS
--------------------------

BENEFITS AT MATURITY
All Policies will mature on the Monthly Anniversary following the Insured's 100th birthday, unless extended by rider. If the Insured is living at maturity, we will pay the Cash Value of your Policy (less any Indebtedness and any due and unpaid Monthly Deductions). We may postpone payments in certain circumstances. (See POSTPONEMENT OF PAYMENTS.)

PAYMENT AT DEATH
As long as your Policy has not terminated due to lapse, maturity, or full surrender, we will pay your Policy's death benefit to your Beneficiary. We will usually pay the death benefit within seven days after we receive due proof of death at our Home Office and all other requirements necessary to make payment. We will determine the Cash Value portion of the death benefit as of the Valuation Date immediately following the date of death. We will pay the death benefit in cash or under one or more of the payment options you have selected in advance. If you have not selected a payment option, your Beneficiary may select the payment option. We may postpone payment of the death benefit in certain circumstances. (See POSTPONEMENT OF PAYMENTS.)

                                 VUL Policy-21

We will reduce the death benefit by any Indebtedness and any due and unpaid Monthly Deductions. These proceeds will be increased by any applicable additional optional insurance death benefits provided by rider.

DEATH BENEFIT PAYMENT OPTIONS
We will pay the death benefit in a lump sum or under one of the payment options below. During the Insured's lifetime, you may select a payment option. If the Insured dies and you have not chosen a payment option, your Beneficiary can choose a payment option. If you have selected a payment option before the Insured's death, your Beneficiary may not change that option after the Insured's death. Proceeds applied under a payment option will no longer vary by the investment experience of the Variable Fund Accounts.

The nature and timing of your choice of payment option may have tax consequences to you or your Beneficiary. You should consult your tax advisor.

INTEREST ONLY OPTION. The Policy's principal amount may be left on deposit with USAA Life for a mutually determined period, not to exceed thirty years. We will make interest payments at mutually determined regular intervals. The principal amount will earn interest at a minimum rate of 3% compounded annually. At the end of the fixed period, we will pay the principal amount.

INSTALLMENTS FOR A FIXED PERIOD OPTION. Under this option, we will pay the principal amount plus interest in installments for a specified number of years (not more than thirty), as mutually agreed upon. The amount of the installments will not be less than that shown in the Table of Guaranteed Payments contained in your Policy.

INSTALLMENTS OF A FIXED AMOUNT OPTION. Under this option, we will pay the principal amount plus interest in installments, as mutually agreed upon, until the amount applied, together with interest on the unpaid balance, is paid in full.

OTHER OPTIONS. We will apply the principal amount under any other option mutually agreed upon.

Any arrangements involving more than one payment option, or involving a Beneficiary that is not a natural person (E.G., a corporation) or who is a fiduciary (E.G., a trustee) are subject to our approval. In addition, the details of the arrangements are subject to our rules in effect at the time the arrangements take effect.

The Beneficiary may designate a successor payee as to any amount that we would otherwise pay to the Beneficiary's estate. Amounts applied under these payment options will not be subject to the claims of creditors or to legal process, to the extent permitted by law.

CASH VALUE
----------

Your Policy's Cash Value will vary:
      o on a daily basis with the investment experience of the Variable Fund Accounts to which you have allocated your Net Premium Payments;
      o to reflect the effect of various Policy transactions, such as additional premium payments, partial surrenders, and Policy loans; and
      o  to reflect applicable charges and deductions.

YOUR POLICY DOES NOT PROVIDE A MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD FALL TO ZERO.

On your Policy Effective Date, your Cash Value will equal your Net Premium Payments, less the Monthly Deduction for the following Policy month. Thereafter, your Cash Value on any Valuation Date will equal the sum of:
      o  your Policy value in each Variable Fund Account;
      o plus, if applicable, any value held in our general account to secure any Policy loan;
      o plus any interest earnings credited on the value held in the general account;
      o  less the amount of any outstanding Indebtedness;
      o less any Monthly Deductions, transfer charges, and partial surrender charges applied through that date.

On each Monthly Anniversary, the Monthly Deduction will reduce your Policy's Cash Value.

                                 VUL Policy-22

CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS
When you invest in a Variable Fund Account, you are purchasing units of interest or Accumulation Units (units) of that Account. You purchase units at their price next determined on any given Valuation Date following the receipt of your payment. Therefore, on any given Valuation Date, you can calculate the value of your investment in a Variable Fund Account by multiplying (1) the number of units of each Variable Fund Account credited to your Policy by (2) the price of the units on that Date.

We determine the number of units to credit to you by dividing (1) the Net Premium Payment you allocate to a Variable Fund Account by (2) that Variable Fund Account price per unit or unit value next computed on the Date of Receipt of the premium payment. Certain transactions will affect the number of units in a Variable Fund Account credited to you. Net Premium Payments will increase the number of full or fractional units. Loans, partial or full surrenders, partial surrender charges, transfer charges, and Monthly Deductions involve redemption of full or fractional units and will decrease the number of units. In addition, Transfer of Value among Variable Fund Accounts will decrease the number of units in the Variable Fund Accounts from which value is transferred and increase the number of units in the Variable Fund Accounts to which value is transferred.

Each Variable Fund Account's units are valued separately. We calculate the value of an Accumulation Unit (Accumulation Unit Value [AUV]) for each Variable Fund Account on any Valuation Date by adjusting the unit value from the previous Valuation Date for:
      o  the investment performance of the corresponding Fund;
      o  any dividends or distributions paid by that Fund; and
      o the Separate Account charges that we assess. (See SEPARATE ACCOUNT CHARGES.)

Log on to USAA.COM to access information about your Policy details, Variable Fund Account summaries, and financial activity information. You may also find out information about your Cash Value, including the value and number of units of each Variable Fund Account credited to your Policy, by calling us at 1-800-531-4265.

TRANSFER OF VALUE
Except during the first thirty days after your Policy becomes effective, you may transfer all or part of the value in any Variable Fund Account to any other Variable Fund Account of the Separate Account, up to 18 times per Policy Year, without charge. Each transfer thereafter is subject to a $25 charge.

EXCESSIVE SHORT-TERM TRADING
----------------------------
We have adopted policies and procedures to restrict frequent and/or disruptive transfers among the Variable Fund Accounts. Abusive transfer activity may occur in variable annuity contracts because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequence. As a result some Policy Owners may seek to frequently transfer into and out of the Variable Fund Accounts in reaction to market news or to exploit some perceived pricing inefficiency. Such frequent transfer activity, often called "market timing" or "arbitrage trading" may increase the brokerage and administrative costs of the underlying Funds. In addition, such transfer activity, due to its frequency or size, may also be disruptive to Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. Accordingly, frequent and/or disruptive transfer activity may adversely affect the long-term performance of the Funds, which may in turn adversely affect Policy Owners.

Although there is no assurance that we can deter all frequent and/or disruptive transfers, we have adopted policies and procedures which are designed to deter such transfers without needlessly penalizing BONA FIDE investors. Even though we seek to identify and prevent frequent and/or disruptive transfer activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting frequent and/or disruptive transfer activity and avoiding harm to long-term investors. There is a risk some Policy Owners may be able to engage in such activity undetected and other Policy Owners may bear the costs or harms that result from such trading activity.

To deter frequent and/or disruptive trading activity, we currently limit the number of transfer requests that can be made during a Policy year to a maximum of 18.

In addition, orders for the purchase of Fund shares are subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any premium payment or transfer request if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a Variable Fund Account's operations, if a Fund would reject our purchase order, or if the investment in a Fund is not accepted for any reason.

We also reserve the right at any time and without prior notice to terminate, suspend, or modify your transfer privileges.

                                 VUL Policy-23

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than ours.

In addition, some Funds may, in the future, assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Variable Fund Account that occur within a short time after the date of allocation to the Variable Fund Account. Any short-term trading fees paid would be retained by the underlying Fund, not by USAA Life, and would be part of the underlying Fund's assets. CURRENTLY, NONE OF THE UNDERLYING FUNDS OFFERED AS INVESTMENT OPTIONS UNDER THE CONTRACT ASSESS A SHORT-TERM TRADING FEE. Should this change, we will provide you with proper notice.

RIGHT TO LIMIT TRANSFERS
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Variable Fund Accounts. In addition to monitoring this transfer activity, we rely on the underlying Funds to bring any potentially disruptive transfer activity to our attention. Purchases and sales pursuant to automatic investment or withdrawal plans are not considered to be "market timing." While we discourage "market timing" in the Policy, the deterrence and detection of harmful transfer activity involves judgments that are inherently subjective. We do not accommodate "market timing" in any of the Variable Fund Accounts and there are no arrangements in place to permit any Policy Owner to engage in frequent and/or disruptive transfers. We apply the policy and procedures uniformly to all Policy Owners.

We reserve the right to classify a Policy Owner as a "frequent trader" due to the size of any one transfer, the timing of the transfer, or due to a history of frequent transfers by the Policy Owner. Policy Owners classified as a "frequent trader" may have their transfer privileges curtailed. To this end, we reserve the right to take action at any time to restrict excessive and/or disruptive transfers, including, but not limited to:

      o Requiring Policy Owners to submit transfer requests in writing via the U.S. Postal System, First Class Mail;
      o Prohibiting Policy Owners from submitting transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;
      o  Prohibiting transfer instructions from third parties; or
      o  Terminating the Policy Owner's transfer privilege entirely.

We monitor transfer activity to enforce our procedures uniformly. However, those who engage in such activities may employ a variety of techniques to avoid detection. Despite our efforts to prevent frequent and/or disruptive transfers, there can be no assurance that we will be able to identify all those who employ such strategies, or that we will be able to curtail their transfer activity in every instance. As a result the Variable Fund Accounts may reflect lower performance and higher expenses across all Policies. In addition, we cannot guarantee that the underlying Funds will not be harmed by transfer activity related to other insurance companies that invest in the Funds.

LOANS
-----

After your first Policy Year, you may borrow money from USAA Life by using your Policy as the sole security for the loan. The amount that you may borrow is the loan value. The maximum loan value is 85% of your cash surrender value.

You may request a loan by telephone or by Notice to Us, but you must obtain the written consent of all assignees and irrevocable Beneficiaries, if any, before we can make the loan.

We will usually pay you the loan proceeds within 7 days after the Date of Receipt of your loan request, unless a postponement of payments is in effect. (See POSTPONEMENT OF PAYMENTS.)

LOAN COLLATERAL
When you take a loan, we will transfer an amount equal to the loan from your value in the Variable Fund Accounts to our general account. We make this transfer of loan collateral to secure your loan. You may specify the Variable Fund Accounts from which you want us to withdraw the loan collateral. If you do not so specify, we will withdraw the loan collateral from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. While a loan is outstanding, we will credit the loan collateral with interest on a daily basis at an effective annual rate of 4%.

LOAN INTEREST
You are charged interest on the loan at a maximum annual rate of 6% payable in advance. We have the option of charging less. For Policies that have been in effect more than 10 Policy Years and if the Insured is age 55 or older, we charge a preferred loan interest rate of 4.5%. We have the option of charging

                                 VUL Policy-24
less for a preferred loan. The entire amount of interest on your loan balance for each Policy Year is payable in advance at the commencement of the loan and at the beginning of each Policy Year thereafter. We will automatically deduct the interest from your Variable Fund Account(s) in the same proportion as each Account's value has to the total Policy Cash Value on the date the loan starts. Similarly, we will deduct interest from your Variable Fund Account(s) at the beginning of each Policy Year in the same proportion as each Account's value has to the total Policy Cash Value as of that date. If there is insufficient value in your Variable Fund Account(s) to pay the interest in advance, your policy will enter its grace period.

Because interest is paid in advance, loan repayments during a Policy Year may result in an overpayment of interest. We will credit any overpayment of interest to you on the date of any loan repayment.

REPAYMENT OF INDEBTEDNESS
You may repay your Indebtedness (I.E., loans and any unpaid interest) in full or in part at any time before the Insured's death and while the Policy is in effect. If not repaid, we will deduct the Indebtedness from any death benefit, maturity benefit, or full surrender proceeds. You may not repay loans and unpaid loan interest in existence at the end of the grace period until the Policy is reinstated.

You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment. You may direct how you want your loan repayment to be allocated among the Variable Fund Accounts. If you do not specify an allocation, we will allocate your loan repayment to the Variable Fund Accounts in the same proportion as Net Premium Payments are being allocated.

EFFECT OF POLICY LOANS
A loan will reduce the value of the Variable Fund Accounts from which it is deducted. Thus, the amount loaned will not share in the investment experience of the Variable Fund Accounts. A loan, whether repaid or not, will have a permanent effect on the Cash Value of the Policy.

We will determine loan values as of the Date of Receipt of the loan request. A Policy loan may increase the chance that your Policy may lapse and result in adverse tax consequences. For situations where a Policy loan may be treated as a taxable distribution, SEE Tax Matters.

SURRENDERS
----------

You may fully or partially surrender your Policy for all or part of its Cash Value to the extent described below. We will usually pay full or partial surrenders of Cash Value within seven days after we receive your written request at our Home Office. We will determine the Cash Value of the surrendered amount as of the Date of Receipt of your request for surrender. There may be tax consequences in connection with a full or partial surrender. (See TAX MATTERS.) You must obtain the written consent of all assignees or irrevocable Beneficiaries, if any, before we will process any request for surrender.

We will effect any surrenders using the Variable Fund Account unit values next computed on the Date of Receipt of your Notice to Us or, in the case of partial surrenders, your Notice to Us or telephone request. In certain circumstances, we may postpone the payment of surrenders. (See POSTPONEMENT OF PAYMENTS.)

FULL SURRENDERS
At any time before the Insured's death and while the Policy is still in effect, you may surrender your Policy for its entire cash surrender value by sending Notice to Us. We may require the return of the Policy. We also may assess a surrender charge. (See SURRENDER CHARGES.) We sometimes refer to the net amount you would receive as the Policy's cash surrender value. We will terminate your Policy and all insurance on the Date of Receipt of your Notice to Us.

PARTIAL SURRENDERS
After your first Policy Year and while your Policy is still in effect, but before the Insured's death, you may surrender a portion of your Policy for cash. We will assess an administrative processing fee equal to the lesser of $25 or 2% of the amount withdrawn. You may direct how you would like us to withdraw a partial surrender and the administrative processing fee from your current value in the Variable Fund Accounts. If you do not specify a withdrawal allocation, we will withdraw the partial surrender and the administrative processing fee from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. (See SURRENDER CHARGES AND DEDUCTION OF CHARGES.) You may request a partial surrender by telephone or by Notice to Us.

                                 VUL Policy-25

Your Policy's remaining Cash Value after a partial surrender may not be less than an amount equal to the then current surrender charge for a full surrender.

Partial surrenders and related surrender charges reduce your Policy's death benefit on a dollar for dollar basis. If the death benefit is the Minimum Amount Insured, your death benefit will be reduced by a multiple of the amount surrendered. Under death benefit Option A, we will reduce the Specified Amount and the Cash Value by the amount of the partial surrender. Under death benefit Option B, we will reduce only the Cash Value portion of the death benefit by the amount of the partial surrender.

TELEPHONE TRANSACTIONS
----------------------
You may submit requests by telephone to change your premium payment allocation, request partial surrenders, request loans, and request Transfer of Value among Variable Fund Accounts. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not will we be liable for any losses because of unauthorized or fraudulent instructions. We will obtain information prior to any discussion regarding your Policy including, but not limited to your:

      o  USAA number or Policy number,
      o  name, and
      o  Social Security number.

In addition, we will record all telephone communications with you and will send confirmations of all transactions to your address. Your Policy automatically authorizes you to make telephone transactions, subject to our right to modify, suspend, or discontinue this telephone transaction privilege at any time without prior notice. When filling out your Policy application, you may decline the option of utilizing the telephone transaction privilege.

DOLLAR COST AVERAGING PROGRAM
-----------------------------
The Dollar Cost Averaging Program enables you to make regular, equal investments over time into one or more of the Variable Fund Accounts, by transferring a fixed dollar amount at regular intervals from one or more other Variable Fund Accounts under the Policy.

To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Fund Account from which you intend to transfer value. The minimum amount you may transfer is $100, or the remaining value of the Account, if less. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semiannual intervals, as you elect.

You may select this Program by submitting a written request to our Home Office or by making a request by telephone. You may cancel your participation in this Program in the same manner.

We will process transfers under the Dollar Cost Averaging Program to be effective at the Accumulation Unit Values (AUV) at the end of the Valuation Period that includes the date of the transfer. No charges apply to transfers made under the Dollar Cost Averaging Program. Also, transfers under this Program do not count against your limit on free transfers.

We reserve the right to suspend, terminate, or modify the Dollar Cost Averaging Program upon providing you written notice thirty days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Policy for which the Dollar Cost Averaging Program is already in effect.

AUTOMATIC ASSET REBALANCING
---------------------------
USAA Life Insurance Company offers an automatic asset rebalancing service for funds in the Policy. While the Policy is in force, you may choose to automatically reallocate your cash value among the Variable Fund Accounts of the Policy to return your assets to your specified allocations. The Cash Value eligible for rebalancing will be the Cash Value minus outstanding loans and accrued loan interest. You must tell us:

      (a) the percentage you want invested in each Variable Fund Account, if you want to change your existing allocation percentages (whole percentages only);
      (b) how often you want the rebalancing to occur (monthly, quarterly, semiannually or annually); and
      (c) the selected date for rebalancing (1st to the 28th of the month). The selected date may not be a Monthly Anniversary. Rebalancing is completed on the same day of each month. If the New York Stock Exchange is not open on your selected date in a particular month, rebalancing will occur at the close of the Valuation Period that includes the date selected.

                                 VUL Policy-26

While your rebalancing program is in effect, we will transfer amounts among each Variable Fund Account so that the percentage of the eligible Cash Value that you specify is invested in each option at the end of each rebalancing date. Your entire eligible Cash Value must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may change your allocation instructions or cancel the program at any time. Transfers under a rebalancing program do not count toward your limit of 18 transfers per Policy Year. You may not participate in Dollar Cost Averaging at the same time you participate in Automatic Rebalancing.

Currently there is no charge for this program. We reserve the right to suspend, terminate, or modify the offering of the program at any time.

POSTPONEMENT OF PAYMENTS
------------------------
We may postpone payments of partial surrenders, full surrenders, Policy loans, maturity benefits, death benefits, and Variable Fund Account transfers beyond seven days whenever:

      o  the New York Stock Exchange is closed,
      o the SEC, by order, permits postponement for the protection of Policy Owners, or
      o  the SEC requires trading to be restricted or declares an emergency.

We reserve the right to defer payment of any partial surrenders, full surrenders, Policy loans or refunds that would be derived from a premium payment made by a check until the check has cleared the banking system.

--------------------------------------------------------------------------------
         Log on to USAA.COM for policy details, fund account summaries, and financial activity information.
--------------------------------------------------------------------------------

-----------------------
MORE POLICY INFORMATION
-----------------------

OWNERS AND BENEFICIARIES
------------------------

OWNERS
If you are the Owner of the Policy, the rights and privileges of the Policy during the lifetime of the Insured belong to you. Generally, the Owner is also the Insured, unless a different Owner is designated in the application or at a later date.

      SUCCESSOR OWNER. As Owner, you may designate a successor Owner. If you die without designating a successor Owner, ownership of the Policy will pass to your estate.

      CHANGE OF OWNERSHIP. As Owner, you may change ownership of your Policy, at any time, during the Insured's lifetime, by submitting Notice to Us. The change will take effect on the Date of Receipt of the request. A change of ownership is subject to the rights of an assignee of record and those of any irrevocable Beneficiary. We are not responsible for any payments made or actions taken before we receive your Notice to Us.

      COLLATERAL ASSIGNMENT. As Owner, you may assign the Policy as collateral security by submitting a Notice to Us. You will need to obtain the written consent of any irrevocable Beneficiaries and assignees of record before we recognize any assignment; however, a collateral assignment takes precedence over the interest of a revocable Beneficiary. The assignment will take effect as of the date we receive your Notice to Us. We are not responsible for the validity or effect of any collateral assignment, nor are we responsible for any payment or other action taken before we receive the Notice to Us. We are not bound by an assignment until we receive it at our Home Office.

We will pay any death benefit payable to an assignee in one lump sum. We will pay any remaining proceeds to the designated Beneficiary or Beneficiaries. A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership, unless it is an absolute assignment. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under an Accelerated Benefits for Terminal Illness Rider. There may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary. Therefore, you should consult a qualified tax advisor prior to making an assignment.

                                 VUL Policy-27

BENEFICIARIES
You may name one or more Beneficiaries in your Policy application. You may classify Beneficiaries as primary, contingent, revocable, or irrevocable. If no primary Beneficiary survives the Insured, we will pay the Policy proceeds to the contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless you direct otherwise. A Beneficiary must survive the Insured in order to receive his or her share of the death benefit proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the remaining Beneficiaries of the same class who survive the Insured. If no Beneficiary survives the Insured, we will pay the proceeds to you, if you are alive, or, if not, to your estate.

      CHANGE OF BENEFICIARY. You may change the Beneficiary while the Insured is living, by submitting a Notice to Us. You must obtain the written consent of any irrevocable Beneficiaries before we will accept any change in Beneficiary. A change in Beneficiary will take effect on the Date of Receipt of the request. We will not be responsible for any payment or other action taken before receipt of your Notice to Us. If we make a payment of death benefits in good faith before receiving the Notice to Us, we will receive credit for the payment against our liability under the Policy. A change of Beneficiary is subject to the rights of an assignee of record.

CALCULATING YOUR COST OF INSURANCE
----------------------------------

For each Monthly Anniversary, we determine your monthly cost of insurance by multiplying (1) the net amount at risk under your Policy by (2) your cost of insurance rate, and (3) dividing the resulting amount by 1000.

NET AMOUNT AT RISK
We determine the net amount at risk by (1) subtracting your Policy Cash Value on any Monthly Anniversary (prior to the application of the Monthly Deduction, including the Cost of Insurance charge) from (2) your Policy's current death benefit (divided by a factor that discounts the death benefit to the beginning of the month). Your Policy death benefit may be the death benefit required to qualify the Policy as life insurance. (See MINIMUM AMOUNT INSURED.)

The net amount at risk may be greater if you have selected death benefit Option B rather than death benefit Option A. (See DEATH BENEFITS.) Since the death benefit payable under Option B is the Specified Amount plus the Cash Value, the difference between the death benefit and the Cash Value will be greater under Option B than under Option A (unless the Minimum Amount Insured applies). As the net amount at risk will be greater, so the cost of insurance also will be greater. The net amount at risk also may be affected by changes in your Policy's Cash Value or in the Specified Amount. (See CASH VALUE AND DEATH BENEFITS.)

The net amount at risk for each Policy continues to be determined generally by subtracting the Policy's Cash Value from the Policy death benefit (divided by a factor that discounts the death benefit to the beginning of the month), regardless of whether the death benefit is the Policy current Specified Amount or the Minimum Amount Insured. The cost of insurance rate applied against the net amount at risk will continue to increase as the Insured's age increases.

NET AMOUNT AT RISK - MORE THAN ONE RISK CLASS
If you increase the Specified Amount and the risk class applicable to the increase is different from that of the initial Specified Amount, then, in determining the cost of insurance charge, we will calculate the net amount at risk separately for each risk class. The method of determining the net amount at risk for each risk class will differ between Option A and Option B. If Option A is in effect, we will apportion the Cash Value among the initial Specified Amount and any increases in Specified Amount. The Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value is greater than the initial Specified Amount, the balance of the Cash Value will then be considered a part of each increase in Specified Amount, beginning with the first increase.

If Option B is in effect, we will determine the net amount at risk by the proportional relationship of the initial Specified Amount and the Specified Amount increases for each new risk class to the total Specified Amount.

Because the method of calculating the net amount at risk is different between Option A and Option B when more than one risk class is in effect, a change in the death benefit option may result in a different net amount at risk for each risk class than would have occurred had the death benefit option not been changed. Thus, the total cost of insurance will be increased or decreased.

COST OF INSURANCE RATES
Your cost of insurance rates are based on the Insured's age, sex, and risk class. Generally, we set cost of insurance rates based on our expectations as to future mortality experience. We apply any changes to cost of insurance rates to all persons of the same age, sex, and risk class. We will give you thirty days notice before any increase in your current cost of insurance rates becomes effective. We guarantee that your cost of insurance rates will never be greater than the maximum cost of insurance rates shown in your Policy. These guaranteed

                                 VUL Policy-28
rates are based on the 1980 Commissioners Standard Ordinary Mortality Table and age on the Insured's last birthday.

The risk class of the Insured will affect your cost of insurance rate. USAA Life currently places Insureds into one of three preferred risk classes or into one of two standard risk classes involving higher mortality risks. In an otherwise identical Policy, Insureds in the preferred risk class will have a lower cost of insurance rate than those in a standard risk class. We make all final determinations of an Insured's risk class.

MINIMUM AMOUNT INSURED
----------------------

The Minimum Amount Insured is the amount of insurance proceeds that the Internal Revenue Code requires for your Policy to qualify as life insurance and to exclude the death benefit from your Beneficiary taxable income. If higher than the death benefit under Option A or Option B, we will pay you the Minimum Amount Insured. You can determine the Minimum Amount Insured by multiplying your Policy Cash Value (ignoring the amount of any outstanding loan and any unpaid loan interest) by a specified percentage based on the Insured's age. The specified percentages, which generally decline as the Insured gets older, are:

--------------------------------------------------------------------------------
              MINIMUM AMOUNT INSURED AS A PERCENTAGE OF CASH VALUE
--------------------------------------------------------------------------------

INSURED'S        40 or                                                  95 and
AGE(*)           Under   45    50    55    60    65    70    75 to 90   older

PERCENTAGE       250%    215%  185%  150%  130%  120%  115%  105%       100%
--------------------------------------------------------------------------------

(*) Last birthday at the beginning of the Policy Year. A more complete table appears in your Policy.

If, prior to the Insured's death, unexpected increases in your Policy's Cash Value would cause your Policy not to satisfy Internal Revenue Code requirements, we will increase the death benefit to the Minimum Amount Insured so that the death benefit will be excluded from the Beneficiary's taxable income.

-----------------
OTHER INFORMATION
-----------------

USAA LIFE
---------
USAA Life is a stock insurance company incorporated in the state of Texas on June 24, 1963. USAA Life is principally engaged in writing life insurance policies, health insurance policies, and annuity contracts. USAA Life is authorized to transact insurance business in all states of the United States (except New York) and the District of Columbia. On a consolidated basis prepared in conformity with accounting principles generally accepted in the United States of America, USAA Life had total assets of $10,251,339,732 on December 31, 2004. USAA Life is a wholly owned stock subsidiary of USAA, a diversified financial services organization. The commitments under the Policies are USAA Life's, and USAA has no legal obligation to back those commitments. USAA Life is obligated to pay all amounts promised to Policy Owners under the Policies.

USAA Life is the depositor administering the Separate Account. USAA Life obligations as depositor of the Separate Account may not be transferred without notice to and consent of the Owners. USAA Life also issues variable annuity contracts through another separate account, which is also a registered investment company. In addition, USAA Life serves as transfer agent of the USAA Life Investment Trust.

SEPARATE ACCOUNT
----------------
By a resolution of the Board of Directors of USAA Life, we established the Separate Account as a separate account on January 20, 1998. The Separate Account is organized as a unit investment trust and registered with the SEC under the Investment Company Act of 1940. Registration does not involve supervision of the management of the Separate Account by the SEC.

The assets of the Separate Account are the property of USAA Life and are held for the benefit of the Owners and other persons entitled to payments under Policies issued through the Separate Account. The assets of the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities that arise from any other business which USAA Life may conduct.

The Separate Account is divided into Variable Fund Accounts, each representing a different investment objective. Net Premium Payments are allocated to the Variable Fund Accounts in accordance with your instructions. (See INVESTMENT OPTIONS.) Each Variable Fund Account invests exclusively in the shares at the

                                 VUL Policy-29

Net Asset Value (NAV) of a Fund. Income and gains and losses from assets in each Variable Fund Account are credited to, or charged against, that Variable Fund Account without regard to income, gains, or losses in the other Variable Fund Accounts.

TAX MATTERS
-----------
The following is a discussion of certain federal income tax matters affecting your ownership of a Policy. The discussion is general in nature, does not purport to be complete or to cover all situations, and should not be considered tax advice, for which you should consult a qualified tax advisor.

The particular situation of each Owner or Beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of the federal estate tax, state inheritance tax and other taxes.

TAXATION OF POLICY PROCEEDS
The following discussion is based on current federal tax law and interpretations. It assumes that the Owner is a natural person who is a U.S. citizen and resident. The tax effects on non-U.S. residents or non-U.S. citizens may be different.

GENERAL. A Policy will be treated as a life insurance contract for federal tax purposes (a) if it meets the definition thereof under Section 7702 of the Internal Revenue Code (the Code) and (b) for as long as the investments made by the underlying Funds in which Premium Payments under the Policy are invested satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

      o the death benefit received by the Beneficiary under your Policy will not be subject to federal income tax; and
      o increases in your Policy's Cash Value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal tax consequences of a distribution from or loan under your Policy can be affected by whether your Policy is determined to be a modified endowment contract (MEC) (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT (MEC) STATUS. Your Policy will be a MEC if, at any time during the first seven Policy Years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the seven-pay test.

Whenever there is a material change under a Policy, the Policy will generally be
(1) treated as a new contract for purposes of determining whether the Policy is a MEC and (2) subject to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's Specified Amount of coverage, and certain other changes.

If your Policy's benefits are reduced during the first seven Policy Years (or within seven years after a material change), the calculated seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the Specified Amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A life insurance policy that is received in exchange for a MEC will also be considered a MEC.

OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may have other effects on the Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC). As long as your Policy remains in force during the Insured's lifetime as a non-MEC, a Policy loan will be treated as Indebtedness and not a distribution, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

                                 VUL Policy-30

After the first 15 Policy Years, the proceeds from a partial surrender will be subject to federal income tax only to the extent they exceed your basis in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, the proceeds from a partial surrender or a reduction in insurance coverage could be subject to federal income tax, under a complex formula, to the extent that your Cash Value exceeds your basis in your Policy.

On the Maturity Date or upon full surrender, any excess of the proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT (MEC). If your Policy is a MEC, any distribution from your Policy during the Insured's lifetime will be taxed on an income-first basis. Distributions for this purpose include (1) loan proceeds (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or (2) partial surrender. Any such distributions will be considered taxable income to you to the extent your Cash Value exceeds your basis in the Policy. (For MECs, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all MECs issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of income-first taxation on distributions from MECs.

A 10% penalty will apply to the taxable portion of most distributions from a Policy that is a MEC. The penalty will not, however, apply to distributions (1) to taxpayers 59 1/2 years of age or older, (2) in the case of a disability (as defined in the Code), or (3) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to federal income tax, including the 10% penalty, as described above. In addition, on the Maturity Date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy will be subject to federal income tax and, unless an exception applies, the 10% penalty.

Distributions that occur during a Policy Year in which your Policy becomes a MEC, and during any subsequent Policy Years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a MEC also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC. The Treasury Department has been authorized to prescribe rules that would treat similarly other distributions made in anticipation of a Policy becoming a MEC.

POLICY LAPSES AND REINSTATEMENTS. A Policy that has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new life insurance contract.

TERMINAL ILLNESS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the Code, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements for insurance company separate accounts - for these purposes, each Variable Fund Account is treated as a separate account. Failure to comply with these regulations would disqualify your Policy as a life insurance contract for federal tax purposes. If this occurred, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and all subsequent periods. Each Variable Fund Account, through the underlying Fund in which it invests, intends to continue to comply with these requirements.

In connection with the issuance of the diversification regulations in 1986, the Treasury Department stated that guidance would be provided concerning the circumstances in which an insurance policy owner's control of a separate account's investments may cause that owner, rather than the insurance company,

                                 VUL Policy-31
to be treated as owning the assets in the account. If you (rather than USAA
Life) were considered the owner of the Separate Account's assets attributable to your Policy, income and gains from the account would be included in your gross income currently for federal income tax purposes. USAA Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this prospectus, no such guidance has been issued, although the Treasury Department has informally indicated that any such guidance could limit the number of investment funds or the frequency of transfers among such funds. These guidelines may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

FEDERAL ESTATE AND GENERATION-SKIPPING TAXES. If the Insured is the Policy Owner, the death benefit under the Policy will be includable in the Owner's estate for federal estate tax purposes. If the Owner is not the Insured, under certain conditions only an amount approximately equal to the Cash surrender value of the Policy would be so includable. In general, taxable estates of less than $1,500,000 for decedents dying during 2005 (increasing incrementally to $3,500,000 in 2009) (exclusion amount) will not incur a federal estate tax liability. In addition, an unlimited marital deduction is available for federal estate tax purposes.

As a general rule, if a transfer of property is made to a person two or more generations younger than the donor, a federal tax is payable at rates similar to the maximum federal estate tax rate in effect at the time. The generation-skipping tax provisions generally apply to transfers that would be subject to the federal estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1,500,000 for 2005, and thereafer an exemption equal to the exclusion amount. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If the Owner of the Policy is not the Insured, and the Owner dies before the Insured, the value of the Policy, as determined for federal estate tax purposes, is includable in the federal gross estate of the Owner for those purposes.

PENSION AND PROFIT-SHARING PLANS. If Policies are purchased by a trust that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code (a plan) for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

If insurance is purchased for a participant as part of a plan, the reasonable net annual premium cost for such insurance is treated as ordinary income to the participant. The amount so treated is the lower of the IRS P.S. 58 table cost or the life insurance company's actual rates for standard risks. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy's Cash Value will not be subject to federal income tax. However, the Policy's Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy, which will generally include the costs of insurance previously taxable as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a plan. You should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the Insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal tax purposes and the right of the Beneficiary to receive a death benefit.

ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and MECs, or adopt new interpretations of existing law. State and local tax laws or, if you are not a U.S. citizen or resident, foreign tax laws, may also affect the tax consequences to you, the Insured, or your Beneficiary, and are subject to change. Any changes in federal,

                                 VUL Policy-32
state, local, or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

TAXATION OF USAA LIFE
USAA Life is taxed as a life insurance company under the Code. USAA Life does not initially expect to incur any federal income tax liability on the earnings or the realized capital gains attributable to any Variable Fund Account. If, in the future, USAA Life determines that a Variable Fund Account may incur federal income tax, then we may assess a charge against the Variable Fund Accounts for that tax. Any charge will reduce a Policy Cash Value.

We may have to pay state, local, or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policies.

LEGAL PROCEEDINGS
-----------------
USAA LIFE, LIKE OTHER LIFE INSURANCE COMPANIES, IS INVOLVED IN LAWSUITS, INCLUDING CLASS ACTION LAWSUITS. IN SOME CLASS ACTION AND OTHER LAWSUITS INVOLVING INSURERS, SUBSTANTIAL DAMAGES HAVE BEEN SOUGHT AND/OR MATERIAL SETTLEMENT PAYMENTS HAVE BEEN MADE. ALTHOUGH THE OUTCOME OF ANY LITIGATION CANNOT BE PREDICTED WITH CERTAINTY, USAA LIFE BELIEVES THAT, AS OF THE DATE OF THIS PROSPECTUS, THERE ARE NO PENDING OR THREATENED LAWSUITS THAT WILL HAVE A MATERIALLY ADVERSE IMPACT ON USAA LIFE OR THE SEPARATE ACCOUNT.

FINANCIAL STATEMENTS
--------------------
The financial statements for the Separate Account and USAA Life appear in the SAI. To obtain a copy of the SAI, call us at 1-800-531-2923. The 2004 financial statements have been audited by Ernst & Young LLP. Financial statements for prior years were audited by KPMG LLP.

You should consider our financial statements only as bearing on our ability to meet our obligations under the Contracts. Our financial statements do not bear on the investment performance of the Separate Account.

-----------
DEFINITIONS
-----------

IN THIS PROSPECTUS:
-------------------

ACCUMULATION UNIT or UNIT means an accounting unit of measure that we use to calculate values in each Variable Fund Account. The value of one unit is known as the Accumulation Unit Value (AUV).

ADMINISTRATIVE CHARGE means a monthly charge deducted from the Policy's Cash Value during the first Policy Year only. The Administrative Charge compensates us for the start-up expenses we incur in issuing the Policy. The Administrative Charge is shown on the Policy Information Page.

ANNIVERSARY means the same date each succeeding year as the Effective Date of the Policy.

ANNUAL TARGET PREMIUM PAYMENT means an annual amount of premium payment that we establish when we issue your Policy. It is shown on the Policy Information Page. We use it to determine whether a premium charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender, and whether the Guaranteed Death Benefit applies.

BENEFICIARY means the person or entity designated to receive the death benefit upon the Insured's death.

CASH SURRENDER VALUE means your Policy Cash Value less the surrender charge, if any, payable on full surrender of your Policy.

CASH VALUE, on the Effective Date, means the Net Premium less the Monthly Deduction for the following month. Thereafter, on any Valuation Date, Cash Value means the sum of:

      o  your Policy value that you invest in the Variable Fund Accounts;
      o plus, if applicable, any value that is held in USAA Life's general account to secure any Policy loan;
      o plus any interest earnings we credit on the value held in the general account;
      o less the amount of any outstanding loan including any unpaid loan interest; and

                                 VUL Policy-33

      o less any Monthly Deductions, transfer charges, and partial surrender charges we apply through that date.

DATE OF RECEIPT means the date we actually receive the item at our Home Office, subject to two exceptions:

      o IF WE RECEIVE THE ITEM ON A DATE OTHER THAN A VALUATION DATE, THE DATE OF RECEIPT WILL BE THE FOLLOWING VALUATION DATE; AND

      o if we receive the item on a Valuation Date after close of regular trading of the New York Stock Exchange, the Date of Receipt will be the following Valuation Date.

DEATH BENEFIT means the benefit we pay in accordance with the death benefit option in effect on the Insured's death (1) reduced by any Indebtedness and any due and unpaid Monthly Deductions; and (2) increased by any optional insurance benefits provided by rider.

DEATH BENEFIT OPTION means one of the two death benefit options that the Policy provides, namely, Option A and Option B. Option A is the greater of the current Specified Amount or the Minimum Amount Insured. Option B is the greater of the current Specified Amount, plus the Policy Cash Value, or the Minimum Amount Insured.

EFFECTIVE DATE means the date we approve the application and issue your Policy or the date we approve any increase in Specified Amount under your Policy. The Effective Date is shown on the Policy Information Page.

FREE LOOK PERIOD means the period of time required by state law during which you may return the Policy for cancellation and receive a refund. The Free Look Period is shown on the Policy Information Page. You may cancel your Policy within 10 days of receipt (or a longer period depending on where you reside). Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus five calendar days. (See FREE LOOK RIGHT.)

FUND means an investment portfolio that has specific investment objectives and policies and is offered by a mutual fund.

GUARANTEED DEATH BENEFIT means that if you pay a sufficient amount of premium, we guarantee your Policy will not lapse during the first five Policy Years.

HOME OFFICE means USAA Life Insurance Company, USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

INDEBTEDNESS means the sum of all unpaid Policy loans and any unpaid accrued interest due on such loans.

INSURED means the person whose life is insured. The Insured is identified on the Policy Information Page. The Insured may or may not be the Owner.

LAPSE means your Policy has terminated because of insufficient Cash Value from which to deduct the Monthly Deduction and any loan interest then due. No insurance coverage exists when your Policy has lapsed.

MAINTENANCE CHARGE means a monthly charge that we deduct from the Policy's Cash Value. The Maintenance Charge compensates us for recurring administrative expenses related to the maintenance of the Policy and the Separate Account. The Maintenance Charge is shown on the Policy Information Page.

MATURITY DATE means the date that we will pay your Policy's Cash Value to you, as long as the Policy has not terminated because of lapse, full surrender, or the Insured's death. The Maturity Date is shown on the Policy Information Page.

MONTHLY ANNIVERSARY means the same date of each succeeding month as the Effective Date of your Policy.

MONTHLY DEDUCTION means a charge we make under your Policy each month against the Policy's Cash Value. The charge is equal to:

      o  the cost of insurance and any riders; plus
      o the Administrative Charge that is applied during the first 12 months that the Policy is in effect; plus
      o  the Maintenance Charge.

                                 VUL Policy-34

MINIMUM AMOUNT INSURED means the minimum amount of life insurance required by the Internal Revenue Code to qualify your Policy as life insurance and to exclude the death benefit from a Beneficiary's taxable income.

NET ASSET VALUE (NAV) means the current value of each Fund's total assets, less all liabilities, divided by the total number of shares outstanding.

NET PREMIUM PAYMENT means the amount of a premium payment less the Policy's premium charge.

NOTICE TO US means your signed statement that we receive at our Home Office and that is in a form satisfactory to us.

OWNER means the person to whom we owe the rights and privileges of the Policy.

POLICY INFORMATION PAGE means the page that identifies certain information about the Policy and specifies certain terms of the Policy.

POLICY YEAR means a period of twelve calendar months starting with the Effective Date of the Policy, and each 12-month period thereafter. For example, if your Policy was issued on July 15, your first Policy Year would end on the following July 14. Each subsequent Policy Year would start on July 15 and end on July 14.

PREMIUM CHARGE means an amount that we deduct from premium payments to compensate us for sales charges and taxes related to the Policy.

SEPARATE ACCOUNT means the Life Insurance Separate Account of USAA Life Insurance Company. The Separate Account is an investment account established under Texas law through which we invest the Net Premium Payments we receive for investment in the Variable Fund Accounts under the Policy. The Separate Account is divided into subdivisions called the Variable Fund Accounts. Each Variable Fund Account invests the Net Premium Payments allocated to it in a particular Fund. We own the assets of the Separate Account. To the extent that the assets are equal to the reserves and other contractual liabilities, they are not chargeable with liabilities arising out of any other business of ours. We credit or charge the income, gains, and losses, realized or unrealized, from the assets of the Separate Account to or against the Separate Account without regard to our other income, gains or losses. We registered the Separate Account as an investment company under federal securities law.

SPECIFIED AMOUNT means the minimum death benefit payable as long as the Policy is in effect. It is also the amount of life insurance we issue. The specified amount is shown on the Policy Information Page.

SURRENDER CHARGE means an amount that we may deduct from your Policy's Cash Value if you surrender your Policy in full.

VALUATION DATE means any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except o any day on which the value of the shares of a Fund is not computed, or o any day during which no order for the purchase, surrender or transfer of Accumulation Units is received.

VALUATION PERIOD means the period of time from the end of any Valuation Date to the end of the next Valuation Date.

VARIABLE FUND ACCOUNT means a subdivision of the Separate Account in which you may invest Net Premium Payments. The Policy provides several Variable Fund Accounts. Each Variable Fund Account corresponds to a particular Fund. Net Premium Payments that you allocate to a Variable Fund Account are invested in a particular Fund. We also refer to the Variable Fund Accounts as Accounts in this prospectus.

WE, OUR, US, OR USAA LIFE means USAA Life Insurance Company.

YOU, YOUR OR YOURS refers to the Owner of the Policy.

                                 VUL Policy-35

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

A Statement of Additional Information (SAI), with the same date as this prospectus, containing further information about the Life Insurance Separate Account of USAA Life Insurance Company and the Variable Universal Life Insurance Policy is available from us upon request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and Cash Values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-531-2923 or write to us at 9800 Fredericksburg Road, San Antonio, TX 78288.

Information about the Life Insurance Separate Account of USAA Life Insurance Company (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.

We have not authorized anyone to give any information or make any representations other than those contained in this prospectus, the SAI or other material filed with the SEC (or any sales literature we approve) in connection with the offer of the Policies described in this prospectus. You may not rely on any such information or representations, if made. This prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful.

The table of contents for the SAI is as follows:

      Additional Information About Operation of Policies and Separate Account Special Considerations
      State Regulation of USAA Life
      Underwriters
      Illustrations
      Legal Matters
      Independent Registered Public Accounting Firm
      Financial Statements

                                    INVESTMENT COMPANY ACT FILE NUMBER 811-08625

                                 VUL Policy-36

                       Life Insurance Separate Account of
                           USAA Life Insurance Company
                                  (Registrant)

                           USAA Life Insurance Company
                                   (Depositor)

                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                                 1-800-531-2923

                       STATEMENT OF ADDITIONAL INFORMATION
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   May 1, 2005

This Statement of Additional Information (SAI) contains additional information regarding the Variable Universal Life Insurance Policy (the Policy) offered by USAA Life Insurance Company (USAA Life). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2005 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by calling us at 1-800-531-2923 or by writing to us at the address above.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT........2
   THE POLICIES................................................................2
   INCONTESTABILITY............................................................2
   MISSTATEMENT OF AGE OR SEX..................................................2
   SUICIDE EXCLUSION...........................................................2
   NONPARTICIPATING POLICY.....................................................3
   REPORTS AND RECORDS.........................................................3
SPECIAL CONSIDERATIONS.........................................................3
STATE REGULATION OF USAA LIFE..................................................4
UNDERWRITERS...................................................................4
ILLUSTRATIONS..................................................................4
LEGAL MATTERS..................................................................4
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM...............................4
FINANCIAL STATEMENTS...........................................................4

                                   VUL SAI--1

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT
-----------------------------------------------------------------------

THE POLICIES
The Policy is a legal contract between you and us. The consideration for issuing the Policy is:

      o  completion of the application, and
      o  payment of the first full premium.

The entire contract consists of:

      o  your Policy,
      o  your Policy application, and
      o  any supplemental applications, riders, endorsements, and amendments.

     WE WILL CONSIDER STATEMENTS IN THE APPLICATION AS REPRESENTATIONS AND NOT WARRANTIES. WE WILL NOT USE ANY REPRESENTATION TO VOID YOUR POLICY OR DEFEND A CLAIM UNDER YOUR POLICY UNLESS IT IS CONTAINED IN YOUR WRITTEN APPLICATION OR SUPPLEMENTAL APPLICATION. ONLY THE PRESIDENT OR SECRETARY OF USAA LIFE HAS AUTHORITY TO CHANGE OR WAIVE A PROVISION OF YOUR POLICY, AND THEN ONLY IN WRITING.

All requests for changes to your Policy must be clear and in writing, and must be received by our Home Office.

This Policy is subject to the laws of the state where it is issued. To the extent that the Policy may not comply, it will be interpreted and applied to comply.

INCONTESTABILITY
We will not contest a Policy, or any increase in Specified Amount, except for lapse or fraud, after the Policy or increase has been in effect during the Insured lifetime for two years. Each increase in the Specified Amount will have its own two-year contestable period beginning with the Effective Date of the increase. During any two-year contestable period, we have the right to contest the validity of your Policy based on material misstatements made in the application or any supplemental application. The two-year contestable period begins on the Effective Date of your Policy, or, in the case of an increase, on the date the increase is approved and made effective.

If your Policy is reinstated after lapse, a new two-year contestable period begins on the date of reinstatement. If the Policy has been in force for two years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than two years, it will be contestable as to statements made in any reinstatement applications as well as the initial application.

The incontestability provisions do not apply to optional insurance benefits added to your Policy by rider. Each rider contains its own incontestability provision.

If we contest and rescind your Policy, you will receive your premiums paid, less any Indebtedness and any previous partial surrenders.

MISSTATEMENT OF AGE OR SEX
Age means the Insured's age on his or her last birthday. If the Insured's age or sex has been misstated on the application or any supplemental application, we will adjust the Cash Value and death benefit to those based on the correct Monthly Deductions, based on the correct age or sex, since the Policy Effective Date.

SUICIDE EXCLUSION
Your Policy does not cover suicide by the Insured, while sane or insane, during an exclusion period after the Policy Effective Date. This exclusion period is generally two years from the Policy's Effective Date but may vary by state. If the Insured commits suicide during this period, our sole liability will be to refund all premiums paid, less any Indebtedness and previous partial surrenders. We will not pay any death benefit in those circumstances.

If your Policy lapses and is later reinstated, we will measure the two-year suicide exclusion period from the Effective Date of reinstatement. If you increase your Policy's Specified Amount, we will measure the two-year suicide exclusion period for the increase from the increase's Effective Date. If the Insured dies as a result of suicide (whether sane or insane) during the separate two-year suicide exclusion period, we will only pay the death benefit attributable to the initial Specified Amount (on which the two-year suicide exclusion period has expired). We will refund the premium payments less any

                                  VUL SAI--2

Indebtedness and any partial surrenders attributable to the increase in the Specified Amount.

NONPARTICIPATING POLICY
YOUR POLICY IS NONPARTICIPATING, WHICH MEANS YOU WILL NOT SHARE IN ANY OF OUR PROFITS OR SURPLUS EARNINGS. WE WILL NOT PAY DIVIDENDS ON YOUR POLICY.

REPORTS AND RECORDS
We will maintain all records relating to the Policy and the Separate Account. We will mail to you a Policy annual statement showing:

      o  the amount of death benefit;
      o  the Cash Value;
      o  any Indebtedness;
      o  any loan interest charge;
      o  any loan repayment since the last annual statement;
      o  any partial surrender since the last annual statement;
      o  all premium payments since the last annual statement;
      o  all deductions and charges since the last annual statement; and
      o other pertinent information required by any applicable law or regulation, or that we deem helpful to you.

We will mail the statement within thirty days after the Policy anniversary, or, at our discretion, within thirty days after the end of each calendar year showing information as of a date not more than sixty days prior to the mailing of the annual statement. We also will send you periodic reports for the Funds that correspond to the Variable Fund Accounts, periodic reports for the Separate Account, and any other information, as required by state and federal law.

We will mail confirmation notices (or other appropriate notification) promptly at the time of the following transactions:

      o  Policy issue;
      o  receipt of premium payments;
      o  transfers among Variable Fund Accounts;
      o  change of premium allocation;
      o  change of death benefit option;
      o  increases or decreases in Specified Amount;
      o  partial surrenders;
      o  receipt of loan repayments; and
      o  reinstatement.

SPECIAL CONSIDERATIONS
----------------------
The Funds managed by the Vanguard Group, Fidelity Management & Research Company, Deutsche Investment Management Americas, Fred Alger Management, Barrow Hanley Mewhinney & Strauss, Granahan Investment Management, Grantham Mayo Van Otterloo & Co., Schroder Investment Management, Marsico Capital Management, MFS Investment Management, and Wellington Management Company, LLP may offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Funds managed by USAA Investment Management Company (USAA IMCO) offer shares only to our separate accounts to fund benefits under the Policies and the variable annuity contracts that we offer. The boards of directors or trustees of these Funds monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Fund's board of directors or trustees may require a separate account to withdraw its participation in a Fund. A Fund's Net Asset Value (NAV) could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


                                   VUL SAI--3

STATE REGULATION OF USAA LIFE
-----------------------------
USAA Life, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. An annual statement is filed with the Texas Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of USAA Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of USAA Life and the Separate Account and certifies their adequacy.

In addition, USAA Life is subject to the insurance laws and regulations of all other states and jurisdictions where it is licensed. Generally, the Insurance Department of any other state applies the laws of the state of Texas in determining USAA Life permissible investments.

UNDERWRITERS
------------
We intend to sell the Policy in all states in which we are licensed and the District of Columbia. USAA IMCO, located at 9800 Fredericksburg Road, San Antonio, Texas 78288, is the principal underwriter distributing the Policies. USAA IMCO, a Delaware corporation, organized in May 1970, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is an active member of the National Association of Securities Dealers, Inc. USAA IMCO is an indirect wholly owned subsidiary of USAA and is an affiliate of USAA Life.

The Policy will be sold by licensed life insurance sales representatives who are also registered representatives of USAA IMCO. These licensed insurance sales representatives are appointed with USAA Life and receive neither direct nor indirect commissions nor any renewal commissions from the sale of the Policies. The Policies are sold and premium payments are accepted on a continuous basis.

USAA IMCO serves as principal underwriter for the Policies pursuant to an amended and restated Distribution and Administration Agreement with USAA Life dated March 30, 1998. Pursuant to this agreement, USAA Life bears the cost of the salaries of the sales representatives who sell the Policies and substantially all other distribution expenses of the Policies. USAA IMCO receives no commission for serving as principal underwriter of the Policies. The agreement terminates upon its assignment or upon at least sixty days notice by either party. USAA IMCO serves as both principal underwriter and investment adviser for the following registered investment companies: USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Life Investment Trust. In addition, USAA IMCO serves as principal underwriter for the Separate Account of USAA Life, a registered investment company.

ILLUSTRATIONS
-------------
Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, cash surrender values, and Policy values with those of other variable life insurance policies based upon the same or similar assumptions.

LEGAL MATTERS
-------------
The firm of Kirkpatrick & Lockhart Nicholson Graham LLP, Washington, D.C., has advised USAA Life on certain federal securities law matters. All matters of Texas law pertaining to the Policy, including the validity of the Policy and USAA Life right to issue the Policy under Texas insurance law, have been passed upon by Mark S. Howard, Senior Vice President, Secretary and Counsel of USAA Life.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------
The audited financial statements and financial highlights of the Separate Account as of December 31, 2004, and for each of the years or periods presented, and the audited consolidated financial statements of USAA Life Insurance Company and its subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this SAI or will be included in an amendment to this SAI. The information for 2004 has been audited by Ernst & Young LLP, independent registered public accountants, through their offices located Frost Bank Tower, Suite 1900, 100 West Houston Street, San Antonio, Texas 78205. Information for years prior to 2004 was audited by KPMG LLP, independent registered public accountants, through their offices located at 300 Convent Street, Suite 1200, San Antonio, Texas 78205.

FINANCIAL STATEMENTS
--------------------


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of USAA Life Insurance Company and
Policyowners of the Life Insurance Separate Account of
USAA Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Life Insurance Separate Account of USAA Life Insurance Company (comprised of the USAA Life Growth and Income, the USAA Life Aggressive Growth, the USAA Life World Growth, the USAA Life Diversified Assets, the USAA Life Income, the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP Contrafund(R), the Fidelity VIP Equity-Income, the Fidelity VIP Dynamic Capital Appreciation, the Scudder Capital Growth, and the Alger American Growth fund accounts) (the "Separate Account") as of December 31, 2004, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for each of the periods presented through December 31, 2003, were audited by other auditors, whose report dated February 20, 2004 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Separate Account at December 31, 2004, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP
                                                        ---------------------


March 15, 2005

KPMG LLP
Suite 1200
300 Convent
San Antonio, TX  78205


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of
 USAA Life Insurance Company:



We have audited the accompanying statement of changes in net assets for the year ended December 31, 2003 and financial highlights presented in note 5 for each of the years in the four-year period ended December 31, 2003, for the 18 variable fund accounts available within the Life Insurance Separate Account of USAA Life Insurance Company: USAA Life Growth and Income, USAA Life Aggressive Growth, USAA Life World Growth, USAA Life Diversified Assets, USAA Life Income, Vanguard Diversified Value Portfolio, Vanguard Equity Index Portfolio, Vanguard Mid-Cap Index Portfolio, Vanguard Small Company Growth Portfolio, Vanguard International Portfolio, Vanguard REIT Index Portfolio, Vanguard High Yield Bond Portfolio, Vanguard Money Market Portfolio, Fidelity VIP II Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Dynamic Cap Appreciation Portfolio, Scudder Capital Growth Portfolio, and Alger American Growth Portfolio. This financial statement and financial highlights are the
responsibility  of  the  Life  Insurance  Separate  Account's  management.   Our
responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Investments owned at December 31, 2003 were verified by confirmation with the investment custodian of the underlying portfolios of the USAA Life Investment Trust or through confirmation with the transfer agents of the other portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, changes in net assets within the Life Insurance Separate Account of USAA Life Insurance Company for the year ended December 31, 2003 and financial highlights for each of the years in the four-year period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.



                                        /s/ KPMG LLP
                                        ------------


San Antonio, Texas
February 20, 2004

                                 LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 2004
                                              (In Thousands, Except Per Unit Data)

                                                          FUND ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
                     USAA LIFE    USAA LIFE     USAA LIFE    USAA LIFE                  VANGUARD      VANGUARD    VANGUARD
                       GROWTH     AGGRESSIVE       WORLD     DIVERSIFIED   USAA LIFE    DIVERSIFIED     EQUITY      MID-CAP
                     AND INCOME     GROWTH        GROWTH       ASSETS        INCOME        VALUE         INDEX       INDEX
                     ----------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
Assets:
Investments at
  fair value             $1,077        $1,431         $458          $981         $502          $570       $2,185        $985
                     ----------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
Total Assets             $1,077        $1,431         $458          $981         $502          $570       $2,185        $985
                     ==========  ============  ===========  ============  ===========  ============  ===========  ===========

Net Assets:
  Total Net assets
   attributable
   to policyowners'
   reserves              $1,077        $1,431         $458          $981         $502          $570       $2,185        $985
                     ==========  ============  ===========  ============  ===========  ============  ===========  ===========

Units outstanding
  (accumulation)             43            82           21            39           27            46          195          74
                     ==========  ============  ===========  ============  ===========  ============  ===========  ===========

Unit value
  (accumulation)      24.842580     17.395179    21.338997     25.347745    18.375219     12.366271    11.211453   13.342282
                     ==========  ============  ===========  ============  ===========  ============  ===========  ===========

See accompanying Notes to Financial Statements.

                                   VUL SAI--4

                                   LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 2004
                                               (In Thousands, Except Per Unit Data)

                                                          FUND ACCOUNTS

                                                                                             FIDELITY
 VANGUARD                                                            FIDELITY     FIDELITY      VIP
  SMALL                                    VANGUARD       VANGUARD      VIP         VIP       DYNAMIC       SCUDDER    ALGER
 COMPANY        VANGUARD      VANGUARD    HIGH YIELD      MONEY       CONTRA-      EQUITY-    CAPITAL       CAPITAL   AMERICAN
  GROWTH     INTERNATIONAL   REIT INDEX      BOND         MARKET      FUND(R)      INCOME   APPRECIATION    GROWTH     GROWTH
----------   -------------  -----------  ------------  -----------  ----------  ----------  ------------  ----------  ----------
    $1,019         $695           $785         $415         $834         $468        $350       $109           $683     $1,389
----------   -------------  -----------  ------------  -----------  ----------  ----------  ------------  ----------  ----------
    $1,019         $695           $785         $415         $834         $468        $350       $109           $683     $1,389
==========   =============  ===========  ============  ===========  ==========  ==========  ============  ==========  ==========


----------   -------------  -----------  ------------  -----------  ----------  ----------  ------------  ----------  ----------
    $1,019         $695           $785         $415         $834         $468         $350       $109           $683     $1,389
==========   =============  ===========  ============  ===========  ==========  ==========  ============  ==========  ==========

        79           61             40           33          612           37           31         11             31         56
==========   =============  ===========  ============  ===========  ==========  ==========  ============  ==========  ==========

$12.923156   $11.298788     $19.599546   $12.427863    $1.361282    $12.510637  $11.128020  $9.772686     $22.282837  $24.610503
==========   =============  ===========  ============  ===========  ==========  ==========  ============  ==========  ==========

                LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                    STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED DECEMBER 31, 2004
                                         (In Thousands)

                                          FUND ACCOUNTS
-------------------------------------------------------------------------------------------------------

                                       USAA LIFE    USAA LIFE     USAA LIFE    USAA LIFE
                                        GROWTH     AGGRESSIVE       WORLD     DIVERSIFIED   USAA LIFE
                                       AND INCOME    GROWTH        GROWTH       ASSETS        INCOME
                                       ----------  ------------  -----------  ------------  -----------

NET INVESTMENT INCOME (LOSS):
  Income
    Dividends from investments          $     7     $       -     $     4      $     17      $     25
                                       ----------  ------------  -----------  ------------  -----------
  Expenses
    Mortality and expense risk
     charge                                   7            10           3             7             3
                                       ----------  ------------  -----------  ------------  -----------
Net investment income (loss)                  -           (10)          1            10            22
                                       ----------  ------------  -----------  ------------  -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
    sale of investments                      (22)         (58)         (2)            -             -
   Capital gains distributions                 1            -           -             -             -
                                       ----------  ------------  -----------  ------------  -----------
     Net realized gain (loss)                (21)         (58)         (2)            -             -
   Change in net unrealized
     appreciation/(depreciation)             122          225          64            58            (8)
                                       ----------  ------------  -----------  ------------  -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS              $    101          167          62            58            (8)
                                       ----------  ------------  -----------  ------------  -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS               $    101        $ 157     $    63      $     68      $     14
                                       ==========  ============  ===========  ============  ===========

See accompanying Notes to Financial Statements.


                                                                               FIDELITY
                                                       FIDELITY     FIDELITY      VIP
                                           VANGUARD       VIP         VIP       DYNAMIC       SCUDDER    ALGER
                                            MONEY       CONTRA-      EQUITY-    CAPITAL       CAPITAL   AMERICAN
                                            MARKET      FUND(R)      INCOME   APPRECIATION    GROWTH     GROWTH
                                         -----------  ----------  ----------  ------------  ----------  ----------
NET INVESTMENT INCOME (LOSS):
  Income
    Dividends from investments            $      11    $      1    $     4     $      -      $      4    $     -
                                         -----------  ----------  ----------  ------------  ----------  ----------
  Expenses
    Mortality and expense risk charge             6           2          2            1             5         10
                                         -----------  ----------  ----------  ------------  ----------  ----------
Net investment income (loss)                      5          (1)         2           (1)           (1)       (10)
                                         -----------  ----------  ----------  ------------  ----------  ----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale
of investments                                    -          25          3            3           (35)      (162)
Capital gains distributions                       -           -          1            -             -          -
                                         -----------  ----------  ----------  ------------  ----------  ----------
Net realized gain (loss)                          -          25          4            3           (35)      (162)
Change in net unrealized
appreciation/(depreciation)                       -          26         29           (1)           83        233
                                         -----------  ----------  ----------  ------------  ----------  ----------
Net realized and unrealized
gain on investments                               -          51         33            2            48         71
                                         -----------  ----------  ----------  ------------  ----------  ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 $       5    $     50    $    35     $      1      $     47    $    61
                                         ===========  ==========  ==========  ============  ==========  ----------

See accompanying Notes to Financial Statements.


                         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                            STATEMENTS OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                                 (In Thousands)

                                                  FUND ACCOUNTS

                                                      VANGUARD
             VANGUARD      VANGUARD    VANGUARD        SMALL                                    VANGUARD
            DIVERSIFIED     EQUITY      MID-CAP       COMPANY        VANGUARD      VANGUARD    HIGH YIELD
               VALUE         INDEX       INDEX         GROWTH     INTERNATIONAL   REIT INDEX      BOND
            ------------  -----------  -----------   ----------   -------------  -----------  ------------
             $      6      $     24     $     6       $     1      $      6       $     16     $      27
            ------------  -----------  -----------   ----------   -------------  -----------  ------------

                    3            14           6             7             4              4             3
            ------------  -----------  -----------   ----------   -------------  -----------  ------------
                    3            10           -            (6)            2             12            24
            ------------  -----------  -----------   ----------   -------------  -----------  ------------


                   18           (63)         32            61             -             46             7
                    -            47           -             -             -             10             -
            ------------  -----------  -----------   ----------   -------------  -----------  ------------
                   18           (16)         32            61             -             56             7

                   56           196         114            70            96            104            (1)
            ------------  -----------  -----------   ----------   -------------  -----------  ------------

                   74           180         146           131            96            160             6
            ------------  -----------  -----------   ----------   -------------  -----------  ------------

             $     77      $    190     $   146       $   125      $     98       $    172     $      30
            ============  ===========  ===========   ==========   =============  ===========  ============


See accompanying Notes to Financial Statements.

                         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                       STATEMENTS OF CHANGES IN NET ASSETS
                                 For the Years Ended December 31, 2004 and 2003
                                                 (In Thousands)

                                                  FUND ACCOUNTS
-------------------------------------------------------------------------------------------------------------

                                       USAA LIFE          USAA LIFE           USAA LIFE          USAA LIFE
                                        GROWTH           AGGRESSIVE             WORLD           DIVERSIFIED
                                      AND INCOME           GROWTH              GROWTH             ASSETS
                                    ---------------    ---------------     --------------     ---------------
                                     2004     2003      2004     2003        2004    2003       2004     2003
                                    ---------------    ---------------     --------------     ---------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
    Net investment income (loss)    $    -     $ 4     $  (10)   $ (7)     $   1    $  1       $ 10     $ 17
    Net realized gain (loss)           (21)    (36)       (58)   (280)        (2)    (21)         -      (16)
    Change in net unrealized
     appreciation/(depreciation)       122     226        225     554         64      86         58      127
                                    ---------------    ---------------     --------------     ---------------
       Net increase in net assets
         resulting from operations     101     194        157     267         63      66         68      128
                                    ---------------    ---------------     --------------     ---------------
POLICY TRANSACTIONS:
 Purchases and transfers in            213     335        225     434        119      71        129      222
 Monthly deduction charges             (58)    (45)       (73)    (61)       (17)    (13)       (38)     (30)
 Policy benefits, terminations,
  and other redemptions                (91)   (136)      (126)   (188)       (14)    (28)         -      (73)
                                    ---------------    ---------------     --------------     ---------------
    Net increase in net assets
      from policy transactions          64     154         26     185         88      30         91      119
                                    ---------------    ---------------     --------------     ---------------
        Net increase
         in net assets                 165     348        183     452        151      96        159      247
 NET ASSETS:
 Beginning of period                   912     564      1,248     796        307     211        822      575
                                    ---------------    ---------------     --------------     ---------------
 End of period                      $1,077   $ 912     $1,431  $1,248      $ 458    $307       $981     $822
                                    ===============    ===============     ==============     ===============
 UNITS ISSUED AND REDEEMED
 Beginning balance                      41      32         81      67         17      15         35       29
 Units issued                           12      21         23      41          7       6          7       12
 Units redeemed                        (10)    (12)       (22)    (27)        (3)     (4)        (3)      (6)
                                    ---------------    ---------------     --------------     ---------------
 Ending balance                         43      41         82      81         21      17         39       35
                                    ===============    ===============     ==============     ===============

                                                                                                  FIDELITY
                                                            VANGUARD           VANGUARD              VIP
                                          VANGUARD         HIGH YIELD            MONEY             CONTRA-
                                         REIT INDEX           BOND               MARKET            FUND(R)
                                       --------------    --------------      ----------------   -------------
                                       2004    2003      2004     2003       2004      2003     2004    2003
                                       --------------    --------------      ----------------   -------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
    Net investment income (loss)       $   12  $   9     $   24   $  15      $    5  $      3   $  (1)  $ (1)
    Net realized gain (loss)               56     12          7       -           -         -      25      1
    Change in net unrealized
     appreciation/(depreciation)          104     91         (1)     29           -         -      26     46
                                       --------------    ---------------     ----------------   -------------
      Net increase in net assets
       resulting from operations          172    112         30      44           5         3      50     46
                                       --------------    ---------------     ----------------   -------------
POLICY TRANSACTIONS:
 Purchases and transfers in               311    198        133     152       1,098       943     320    105
 Monthly deduction charges                (45)   (34)       (19)    (16)        (55)      (62)    (26)   (18)
 Policy benefits, terminations,
   and other redemptions                 (143)   (26)      (106)    (33)       (931)   (1,357)   (103)   (20)
                                       --------------    ---------------     ----------------   -------------
    Net increase/(decrease) in net
     assets from policy transactions      123    138          8     103         112      (476)     191    67
                                       --------------    ---------------     ----------------   -------------
      Net increase
       in net assets                      295    250         38     147         117      (473)     241   113
NET ASSETS:
  Beginning of period                     490    240        377     230         717     1,190      227   114
                                       --------------    ---------------     ----------------   -------------
  End of period                        $  785  $ 490     $  415   $ 377      $  834  $    717   $  468  $227
                                       ==============    ===============     ================   =============
UNITS ISSUED AND REDEEMED
  Beginning balance                        32     21         33      23         530       881       21    13
  Units issued                             22     18         13      16       1,068       816       30    13
  Units redeemed                          (14)    (7)       (13)     (6)       (986)   (1,167)     (14)   (5)
                                       --------------    ---------------     ----------------   -------------
  Ending balance                           40     32         33      33         612       530       37    21
                                       ==============    ===============     ================   =============


See accompanying Notes to Financial Statements.


                                                                       VANGUARD
                   VANGUARD         VANGUARD         VANGUARD            SMALL
 USAA LIFE        DIVERSIFIED        EQUITY           MID-CAP           COMPANY           VANGUARD
   INCOME            VALUE            INDEX            INDEX             GROWTH        INTERNATIONAL
--------------   --------------   ---------------   --------------   --------------   ---------------
2004    2003      2004    2003     2004   2003       2004   2003       2004  2003       2004    2003
--------------   --------------   ---------------   --------------   --------------   ---------------
 $  22  $  14     $   3   $  3     $   10  $    8    $   -   $  -    $   (6)  $ (4)   $   2   $    2
     -     11        18      -        (16)    (38)      32    (12)       61     (7)       -       (9)

    (8)   (10)       56     51        196     368      114    126        70    192       96      100
--------------   --------------   ---------------   --------------   --------------   ---------------

    14     15        77     54        190     338      146    114       125    181       98       93
--------------   --------------   ---------------   --------------   --------------   ---------------

   128    302       315    143        456     463      436    278       437    406      316      126
   (31)   (25)      (18)    (9)       (83)    (63)     (36)   (21)      (50)   (29)     (26)     (16)

   (58)  (145)     (106)   (19)      (180)    (98)    (119)   (87)     (259)  (168)    (106)     (14)
--------------   --------------   ---------------   --------------   --------------   ---------------

    39    132       191    115        193     302      281    170       128    209      184       96
    53    147       268    169        383     640      427    284       253    390      282      189
   449    302       302    133      1,802   1,162      558    274       766    376      413      224
--------------   --------------   ---------------   --------------   --------------   ---------------
 $ 502  $ 449     $ 570   $302     $2,185  $1,802    $ 985   $558    $1,019   $766    $ 695   $  413
==============   ==============   ===============   ==============   ==============   ===============

    25     18        29     17        177     145       50     33        68     47       43       31
     9     19        30     16         55      64       42     32        47     47       36       19
    (7)   (12)      (13)    (4)       (37)    (32)     (18)   (15)      (36)   (26)     (18)      (7)
--------------   --------------   ---------------   --------------   --------------   ---------------
    27     25        46     29        195     177       74     50        79     68       61       43
==============   ==============   ===============   ==============   ==============   ===============

                    FIDELITY
   FIDELITY            VIP
     VIP             DYNAMIC             SCUDDER          ALGER
    EQUITY-          CAPITAL             CAPITAL         AMERICAN
    INCOME         APPRECIATION          GROWTH           GROWTH
--------------   ----------------     ---------------   -----------------
2004     2003     2004     2003       2004      2003     2004      2003
--------------   ----------------     ---------------   -----------------

$   2   $   3    $  (1)   $   -       $  (1)   $  (2)   $  (10)   $  (8)
--------------   ----------------     ---------------   -----------------
    4     (10)        3        -        (35)    (49)      (162)    (110)
    29     59        (1)      12         83     160        233      430
--------------   ----------------     ---------------   -----------------

    35     52         1       12         47     109         61      312
--------------   ----------------     ---------------   -----------------

   111     59        62       39         84     230        216      351
   (18)   (11)       (7)      (4)       (36)    (32)       (72)     (60)

   (21)   (32)      (25)      (6)       (69)    (20)      (171)     (64)
--------------   ----------------     ---------------   -----------------
    72     16        30       29        (21)    178        (27)     227
--------------   ----------------     ---------------   -----------------

   107     68        31       41         26     287         34      539

--------------   ----------------     ---------------   -----------------
   243    175        78       37        657     370      1,355      816
--------------   ----------------     ---------------   -----------------
 $ 350  $ 243     $ 109     $ 78      $ 683   $ 657    $ 1,389  $ 1,355
==============   ================     ===============   =================

    24     23         8        5         32      22         58       47
    13      8         8        5          6      15         16       20
    (6)    (7)       (5)      (2)        (7)     (5)       (18)      (9)
--------------   ----------------     ---------------   -----------------
    31     24        11        8         31      32         56       58
==============   ================     ===============   =================

See accompanying Notes to Financial Statements.

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


1)  ORGANIZATION

The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association
(USAA). Under the terms of the registration, the Life Insurance Separate Account is authorized to issue an unlimited number of units. Units of the Life Insurance Separate Account are sold only in connection with a Variable Universal Life Policy issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Life Insurance Separate Account are clearly identified and distinguished from USAA Life. The Life Insurance Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Life Insurance Separate Account is divided into 18 variable fund accounts, which are invested in shares of a designated portfolio of the USAA Life Investment Trust, Vanguard(R) Variable Insurance Fund (VVIF), Fidelity(R) Variable Insurance Products (FVIP), Scudder Variable Series I (SVS I), or the Alger American Fund as follows:

Fund Account                      Mutual Fund Investment
--------------------------------------------------------------------------------
USAA Life Growth and Income       USAA Life Growth and Income Fund
USAA Life Aggressive Growth       USAA Life Aggressive Growth Fund
USAA Life World Growth            USAA Life World Growth Fund
USAA Life Diversified Assets      USAA Life Diversified Assets Fund
USAA Life Income                  USAA Life Income Fund

Vanguard Diversified Value        VVIF Diversified Value Portfolio
Vanguard Equity Index             VVIF Equity Index Portfolio
Vanguard Mid-Cap Index            VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth     VVIF Small Company Growth Portfolio
Vanguard International            VVIF International Portfolio
Vanguard REIT Index               VVIF REIT Index Portfolio
Vanguard High Yield Bond          VVIF High Yield Bond Portfolio
Vanguard Money Market             VVIF Money Market Portfolio

Fidelity VIP Contrafund(R)        FVIP Contrafund(R) Portfolio, Initial Class
Fidelity VIP Equity-Income        FVIP Equity-Income Portfolio, Initial Class
Fidelity VIP Dynamic Capital
 Appreciation                     FVIP Dynamic Capital Appreciation
                                   Portfolio, Initial Class

Scudder Capital Growth            SVS I Capital Growth Portfolio, Class A shares

Alger American Growth             Alger American Growth Portfolio


2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding fund, which values their securities at fair value. Gains or losses on securities transactions are determined on the basis of the first-in first-out (FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

DISTRIBUTIONS
The net investment income (loss) and realized capital gains of the Life Insurance Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX
Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Life Insurance Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Life Insurance Separate Account for federal income taxes. USAA Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements. Actual results could differ from those estimates.

3)  EXPENSES AND RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, advisory and administrative fees of approximately $712,000 were paid or payable to USAA Investment Management Company (USAA IMCO) by the funds of the USAA Life Investment Trust (the Trust). USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed at an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .35% of the monthly average net assets of the USAA Life World Growth Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month. The funds are an investment option for both the Variable Universal Life Policy and the Flexible Premium Deferred Combination Fixed and Variable Annuity Contract. Administrative fees are based on USAA IMCO's estimated time incurred to provide such services.

A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis, which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus, a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life is that the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2004, the total mortality and expense charge was $97,000.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the Policies and each variable fund account. On the policy's effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by rider, an administrative charge of $10 during the first twelve policy months, and a recurring maintenance charge of $5. Total charges deducted during the current year were approximately $708,000.

A transfer charge of $25 will be deducted for each value transfer between variable fund accounts in excess of six per Policy Year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an "administrative processing fee." For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

A 3% premium charge is deducted from the policyholder's premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder's premium payments until the policyholder's gross amount of premium payments received exceeds the sum of the policyholder's Annual Target Premium payments payable over 10 years.

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                DECEMBER 31, 2004

4)  INVESTMENTS

The following table shows the number of shares owned, aggregate cost, net asset value per share and fair value of each fund account at December 31, 2004. The table also summarizes purchases and sales activity by fund account for the year ended December 31, 2004.

                                                                                             FOR THE YEAR ENDED
                                         AS OF DECEMBER 31, 2004                              DECEMBER 31,2004
------------------------------------------------------------------------------------------------------------------
                                    UMBER OF     AGGREGATE    NET ASSET
                                    SHARES         COST       VALUE PER    FAIR VALUE      PURCHASES        SALES
                                     (000)         (000)        SHARE         (000)          (000)          (000)
------------------------------------------------------------------------------------------------------------------

USAA Life Growth and Income              62      $   899     $   17.42     $  1,077        $   217        $   153
USAA Life Aggressive Growth              88        1,164         16.35        1,431            220            203
USAA Life World Growth                   33          373         13.69          458            122             33
USAA Life Diversified Assets             74          872         13.21          981            136             35
USAA Life Income                         47          479         10.63          502            151             90
Vanguard Diversified Value               42          478         13.55          570            321            126
Vanguard Equity Index                    77        2,027         28.29        2,185            522            272
Vanguard Mid-Cap Index                   61          776         16.27          985            439            158
Vanguard Small Company Growth            52          839         19.48        1,019            436            315
Vanguard International                   46          558         15.15          695            321            135
Vanguard REIT Index                      39          593         20.09          785            334            189
Vanguard High Yield Bond                 46          386          9.02          415            159            127
Vanguard Money Market                   834          834          1.00          834          1,104            988
Fidelity VIP Contrafund(R)               18          403         26.62          468            320            131
Fidelity VIP Equity-Income               14          283         25.37          350            116             41
Fidelity VIP Dynamic Capital
 Appreciation                            15          100          7.19          109             62             33
Scudder Capital Growth                   44          649         15.67          683             86            108
Alger American Growth                    40        1,348         35.12        1,389            213            251

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                DECEMBER 31, 2004


5) FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each period is as follows:

                                                 FUND ACCOUNTS
------------------------------------------------------------------------------------------------------------

                                                     USAA LIFE GROWTH AND INCOME
                              ------------------------------------------------------------------------------

                                                           Years Ended December 31,
                                      2004            2003            2002           2001              2000
                              ------------     -----------     -----------    -----------        ----------
At end of period:
  Accumulation units(000)               43              41              32             26                16
  Accumulation unit value       $24.842580     $ 22.521772     $ 17.449936    $ 22.397368       $ 23.978970
  Net assets (000$              $    1,077     $       912     $       564    $       581               380
Ratio of investment income
 to average net assets(c)             0.74%           1.35%            N/A            N/A               N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%          0.75%             0.75%
Total return(g)                       9.76%          28.30%         -22.47%         -6.96%             2.32%


                                                    USAA LIFE DIVERSIFIED ASSETS
                              ------------------------------------------------------------------------------
                                                           Years Ended December 31,
                                      2004            2003            2002           2001              2000
                              ------------     -----------     -----------    -----------        ----------
At end of period:
  Accumulation units(000)               39              35              29             24                 9
  Accumulation unit value       $25.347745     $ 23.537372     $ 19.611603    $ 22.295041       $ 19.815589
  Net assets (000)              $      981     $       822     $       575    $       537               186
Ratio of investment income
 to average net assets                1.93%            3.21%           N/A            N/A               N/A
Ratio of expenses to
 average net assets(d)                0.75%            0.75%          0.75%          0.75%             0.75%
Total return (g)(f)                   7.21%           19.40%        -12.42%         12.08%             2.55%


                                                         VANGUARD EQUITY INDEX
                              ----------------------------------------------------------------------------------
                                                           Years Ended December 31,
                                      2004            2003            2002        2001(b)              2000
                              ------------     -----------     -----------    -----------        ----------
At end of period:
  Accumulation units(000)              195             177             145            125                97
  Accumulation unit value       $11.211453     $ 10.194632    $   7.995176    $ 10.341906       $ 11.844646
  Net assets (000)              $    2,185     $     1,802    $      1,162    $     1,291       $     1,147
Ratio of investment income
 to average net assets(c)             1.26%           1.36%            N/A            N/A               N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%          0.75%             0.75%
Total return(g)(f)                    9.37%          26.67%         -23.11%        -13.05%           -10.40%

                                                         VANGUARD INTERNATIONAL
                              ----------------------------------------------------------------------------------
                                                           Years Ended December 31,
                                      2004            2003            2002        2001(b)              2000
                              ------------     -----------     -----------    -----------        ----------
At end of period:
  Accumulation units(000)               61              43              31             22                 9
  Accumulation unit value       $11.298788     $  9.532794     $  7.120925    $  8.670638       $ 10.881890
  Net assets(000)               $      695     $       413     $       224    $       193                98
Ratio of investment income
 to average net assets(c)             1.07%           1.23%            N/A            N/A               N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%          0.75%             0.75%
Total return(g)(f)                   17.82%          32.84%         -18.40%        -20.73%           -17.77%

                                   LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                              NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                                          December 31, 2004

                                                            FUND ACCOUNTS
                              ----------------------------------------------------------------------------------

                                                         USAA LIFE AGGRESSIVE GROWTH
                              ----------------------------------------------------------------------------------
                                                           Years Ended December 31,
                                      2004            2003            2002           2001              2000
                              ------------     -----------     -----------    -----------       -----------
At end of period:
  Accumulation units(000)               82              81              67             56                38
  Accumulation unit value      $ 17.395179     $ 15.425424     $ 11.836938    $ 17.214778       $ 22.654870
  Net assets (000)             $     1,431     $     1,248     $       796    $       968       $       868
Ratio of investment income
 to average net assets(c)             0.00%           0.00%            N/A            N/A               N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%          0.75%             0.75%
Total return(g)                      12.32%          29.71%         -31.50%        -24.22%           -16.30%


                              ----------------------------------------------------------------------------------

                                                       USAA LIFE WORLD GROWTH
                              ----------------------------------------------------------------------------------
                                                      Years Ended December 31,
                                      2004            2003            2002           2001              2000
                               -----------     -----------     -----------    -----------      ------------
At end of period:
  Accumulation units(000)               21           17                 15             13                 7
  Accumulation unit value      $ 21.338997     $ 18.197983     $ 14.273481    $ 16.988356       $ 20.654406
  Net assets (000)             $       458     $       307     $       211    $       228       $       153
Ratio of investment income
 to average net assets(c)             1.22%           1.11%            N/A            N/A               N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%          0.75%             0.75%
Total return(g)                      16.65%          26.66%         -16.44%        -18.11%           -11.48%


                                                          USAA LIFE INCOME
                              ----------------------------------------------------------------------------------

                                                      Years Ended December 31,
                              ----------------------------------------------------------------------------------
                                       2004            2003            2002           2001              2000
                               ------------     -----------     -----------   ------------       -----------
At end of period:
  Accumulation units(000)               27              25              18             17                15
  Accumulation unit value      $ 18.375219     $ 17.817055     $ 17.110216    $ 15.969161       $ 15.007467
  Net assets (000)             $       502     $       449     $       302    $       277       $       223
Ratio of investment income
 to average net assets(c)             5.41%           4.29%            N/A            N/A               N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%          0.75%             0.75%
Total return(g)(f)                    2.60%           3.57%           6.64%          5.92%            12.24%


                                                     VANGUARD DIVERSIFIED VALUE
                              ---------------------------------------------------------------------------------

                                                      Years Ended December 31,
                              ---------------------------------------------------------------------------------
                                      2004           2003              2002           2001 (a)
                               ------------    -----------      -----------       ------------
At end of period:
  Accumulation units(000)               46              29               17                   6
  Accumulation unit value      $ 12.366271     $ 10.343108     $   7.947514   $        9.336800
  Net assets (000)             $       570     $       302     $        133                  60
Ratio of investment income
 to average net assets(c)             1.63%           2.21%             N/A                 N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%            0.75%               0.75%(e)
Total return(g)(f)                   18.85%          29.17%          -15.42%              -6.98%


                                                       VANGUARD MID-CAP INDEX
                              ---------------------------------------------------------------------------------

                                                      Years Ended December 31,
                                       2004           2003             2002            2001(a)
                               ------------    -----------      -----------        -----------
At end of period:
  Accumulation units(000)                74             50               33                   9
  Accumulation unit value      $  13.342282    $ 11.173063     $   8.397224   $        9.912441
  Net assets (000)             $        985    $       558     $        274                  91
Ratio of investment income
 to average net assets(c)              0.75%          0.67%             N/A                 N/A
Ratio of expenses to
 average net assets(d)                 0.75%          0.75%            0.75%               0.75%(e)
Total return(g)(f)
                                      18.75%         32.12%          -15.79%              -1.25%



                                                    VANGUARD SMALL COMPANY GROWTH
                              ----------------------------------------------------------------------------------

                                                      Years Ended December 31,
                                       2004           2003             2002       2001(b)               2000
                                -----------    -----------      -----------   -----------        -----------
At end of period:
  Accumulation units(000)               79              68              47             35                 18
  Accumulation unit value      $ 12.923156     $ 11.293026     $  8.065415    $ 10.696387       $  10.043462
  Net assets (000)             $     1,019     $       766     $       376    $       379                178
Ratio of investment income
 to average net assets(c)             0.08%           0.02%            N/A            N/A                N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%          0.75%              0.75%
Total return(g)(f)
                                     13.97%          39.31%         -24.93%          6.11%             -5.09%



                                                         VANGUARD REIT INDEX
                               ---------------------------------------------------------------------------------

                                                      Years Ended December 31,
                                        2004          2003             2002             2001(a)
                                ------------   -----------      -----------         -----------
At end of period:
  Accumulation units(000)                 40            32              21                   10
  Accumulation unit value      $   19.599546   $ 15.130721     $ 11.252063          $ 10.950003
  Net assets (000)             $         785   $       490     $       240          $       109
Ratio of investment income
 to average net assets(c)        2.55%                3.30%            N/A                  N/A
Ratio of expenses to
 average net assets(d)           0.75%                0.75%           0.75%                0.75%(e)
Total return(g)(f)              29.03%               33.78%           2.27%                9.13%


                                                      VANGUARD HIGH YIELD BOND
                              -------------------------------------------------------------------------

                                                      Years Ended December 31,
                                      2004            2003             2002             2001(a)
                               -----------     -----------      -----------         -----------
At end of period:
  Accumulation units(000)               33              33               23           10
  Accumulation unit value      $ 12.427863     $ 11.537996     $  9.946870          $  9.869512
  Net assets (000)             $       415     $       377     $       230          $       103
Ratio of investment income
 to average net assets(c)             6.92%           5.88%            N/A                  N/A
Ratio of expenses to
 average net assets(d)                0.75%           0.75%           0.75%                0.75%(e)
Total return(g)(f)                    7.12%          15.29%           0.22%               -1.67%






(a) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.

(b) On May 1, 2001, USAA Life substituted shares of the VVIF Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund, shares of the VVIF Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund, shares of the VVIF International Portfolio for shares of the Deutsche VIT EAFE(R) Equity Index Fund and the USAA Life International Fund, and shares of the VVIF Money Market Fund Portfolio for shares of the USAA Life Money Market Fund. The operations of the predecessor funds prior to May 1, 2001 are included in the accompanying financial statements. Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution.

(c) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying funds in which the sub-accounts invest. Accordingly, significant changes in the net assets of the sub-account my cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

(d) The information for 2004 is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.

(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(f)   Not annualized for periods less than one year.

(g) The Accumulation Unit Value (AUV) total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                December 31, 2004

                                  FUND ACCOUNTS
--------------------------------------------------------------------------------

                               VANGUARD MONEY MARKET
            --------------------------------------------------------

                                                         Years Ended December 31,
                                    2004           2003           2002         2001(b)        2000
                               -------------   ------------   ------------   ------------  -----------
At end of period:
   Accumulation units(000)               612            530            881          1,016          782
   Accumulation unit value     $    1.361282   $   1.354439   $   1.350997   $   1.338044  $  1.293846
   Net assets (000)            $         834   $        717   $      1,190   $      1,360        1,013
Ratio of investment income
 to average net assets(c)              1.27%          1.01%            N/A            N/A          N/A
Ratio of expenses to
 average net assets(d)                 0.75%          0.75%          0.75%          0.75%        0.75%
Total return(g)(f)                    -0.07%         -0.33%          0.47%          2.94%        4.61%


                               FIDELITY VIP EQUITY-INCOME
            --------------------------------------------------------
                                                      Years Ended December 31,
                                   2004            2003           2002         2001(a)
                              -------------   ------------   ------------   ------------
At end of period:
   Accumulation units(000)               31             24             23             10
   Accumulation unit value    $   11.128020   $  10.052958   $   7.771493   $   9.427762
   Net assets(000)            $         350   $        243   $        175             96
Ratio of investment income
  to average net assets(c)            1.27%          1.78%            N/A            N/A
Ratio of expenses to
  average net assets(d)               0.75%          0.75%          0.75%          0.75%(e)
Total return(g)(f)                    9.99%         28.35%        -18.10%         -6.09%


                             SCUDDER CAPITAL GROWTH
            --------------------------------------------------------

                              Years Ended December 31,
                                    2004           2003           2002          2001         2000
                               -------------   ------------   ------------   -----------  -----------
At end of period:
   Accumulation units(000)                31             32             22            27           22
   Accumulation unit value     $   22.282837   $  20.790583   $  16.508497   $ 23.487941  $ 29.346175
   Net assets (000)            $         683   $        657   $        370   $       636          649
Ratio of investment income
  to average net assets(c)             0.55%          0.39%            N/A           N/A          N/A
Ratio of expenses to
  average net assets(d)                0.75%          0.75%          0.75%         0.75%        0.75%
Total return(g)                        6.55%         25.09%        -30.10%       -20.28%      -10.99%


         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                               December 31, 2004


                                  FUND ACCOUNTS
--------------------------------------------------------------------------------
                           FIDELITY VIP CONTRAFUND(R)
               --------------------------------------------------

                            Years Ended December 31,
                                  2004           2003           2002            2001 (a)
                          ------------   ------------   ------------    ------------

At end of period:
  Accumulation units(000)           37             21             13               4
  Accumulation unit value  $ 12.510637    $ 10.915691    $  8.561012     $  9.515065
  Net assets (000)         $       468    $       227    $       114     $        42
Ratio of investment income
 to average net assets(c)        0.25%          0.40%            N/A             N/A
Ratio of expenses to
 average net assets(d)           0.75%          0.75%          0.75%           0.75%(e)
Total return(g)(f)              13.96%         26.61%        -10.57%          -5.21%


                            FIDELITY VIP DYNAMIC CAPITAL APPRECIATION
                         --------------------------------------------------

                           Years Ended December 31,
                                  2004           2003           2002          2001 (a)
                          ------------   ------------   ------------    ------------
At end of period:
  Accumulation units(000)           11              8              5               1
  Accumulation unit value  $  9.772686    $  9.709522    $  7.809482     $  8.464990
  Net assets (000)         $       109    $        78    $        37     $         7
Ratio of investment income       0.00%          0.00%            N/A             N/A
 to average net assets(c)        0.75%          0.75%          0.75%           0.75%(e)
Ratio of expenses to            -0.06%         23.37%         -8.37%         -15.71%
 average net assets(d)
Total return(g)(f)

                                       ALGER AMERICAN GROWTH
                         --------------------------------------------------

                           Years Ended December 31,
                                  2004           2003           2002           2001         2000
                          ------------   ------------   ------------   -----------   -----------
At end of period:
  Accumulation units(000)           56             58             47             45            33
  Accumulation unit value  $ 24.610503    $ 23.504239    $ 17.520609    $ 26.344044   $ 30.100055
  Net assets (000$         $     1,389    $     1,355    $       816    $     1,193   $     1,007
Ratio of investment income
 to average net assets(c)        0.00%          0.00%            N/A            N/A           N/A
Ratio of expenses to
 average net assets(d)           0.75%          0.75%          0.75%          0.75%         0.75%
Total return(g)
                                 4.12%         33.28%        -33.85%        -12.81%       -15.78%

(a) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.

(b) On May 1, 2001, USAA Life substituted shares of the VVIF Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund, shares of the VVIF Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund, shares of the VVIF International Portfolio for shares of the Deutsche VIT EAFEa Equity Index Fund and the USAA Life International Fund, and shares of the VVIF Money Market Fund Portfolio for shares of the USAA Life Money Market Fund. The operations of the predecessor funds prior to May 1, 2001 are included in the accompanying financial statements. Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution.

(c) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying funds in which the sub-accounts invest. Accordingly, significant changes in the net assets of the sub-account my cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

(d) The information for 2004 is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.

(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(f)   Not annualized for periods less than one year.

(g) The Accumulation Unit Value (AUV) total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

     Report of Independent Registered Public Accounting Firm

The Board of Directors
USAA Life Insurance Company

We have audited the accompanying consolidated balance sheet of USAA Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of the Company for the year ended December 31, 2003 and 2002 were audited by other auditors, whose report dated February 20, 2004 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion no the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2004 financial statements referred to above present fairly, in all material respects, the consolidated financial position of USAA Life Insurance Company and subsidiaries at December 31, 2004, and the consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP


February 18, 2005

                    A Member Practice of Ernst & Young Global

KPMG LLP
Suite 1200
300 Convent
San Antonio, TX  78205


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
USAA LIFE INSURANCE COMPANY:


We have audited the accompanying consolidated balance sheet of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2003, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2003, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP
                                  ------------


San Antonio, Texas
February 20, 2004

                                [GRAPHIC OMITTED]
                  USAA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets

                           December 31, 2004 and 2003
                   (Dollars in Thousands, Except Share Data)

Assets                                                                       2004                    2003
------                                                                       ----                    ----
Investments:
 Debt securities, at fair value
  (cost $8,775,072 and $7,844,671, respectively)                      $     9,132,806               8,266,373
 Equity securities, at fair value
  (cost $5,587 and $296,455, respectively)                                      5,887                 287,565
 Investment in affiliated real estate investment trust                         33,666                  29,415
 Mortgage loans                                                                 1,694                   1,940
 Policy loans                                                                 133,482                 135,951
 Short-term investments                                                             -                  63,721
                                                                           ----------              ----------
  Total investments                                                         9,307,535               8,784,965

Cash and cash equivalents                                                     126,348                  56,535
Premium balances receivable                                                     5,344                   5,347
Accounts receivable - affiliates                                                    3                       -
Furniture and equipment                                                         1,041                     276
Securities lending collateral                                                 586,481                 608,783
Accrued investment income                                                     108,732                 102,952
Deferred policy acquisition costs                                             328,202                 339,280
Deferred tax                                                                  134,964                 101,200
Reinsurance recoverable                                                       942,713                 821,585
Other assets                                                                   26,557                  20,849
Separate account assets                                                       387,701                 353,818
                                                                           ----------              ----------
 Total assets                                                         $    11,955,621              11,195,590
                                                                           ==========              ==========

Liabilities
-----------
Insurance reserves                                                    $     2,381,054               2,164,818
Funds on deposit                                                            7,330,202               6,920,918
Accounts payable and accrued expenses                                          58,209                  51,116
Accounts payable - affiliates                                                  30,398                  31,611
Securities lending payable                                                    586,481                 608,783
Other liabilities                                                             158,749                 103,339
Separate account liabilities                                                  387,701                 353,818
                                                                           ----------              ----------
  Total liabilities                                                        10,932,794              10,234,403
                                                                           ----------              ----------
Stockholders' Equity
--------------------
Preferred capital stock, $100 par value; 1,200,000 shares
  authorized; 800,000 shares issued and outstanding                            80,000                  80,000
Common capital stock, $100 par value; 30,000 shares
  authorized; 25,000 shares issued and outstanding                              2,500                   2,500
Additional paid-in capital                                                     51,408                  51,408
Accumulated other changes in equity from nonowner sources                      27,487                  51,242
Retained earnings                                                             861,432                 776,037
                                                                           ----------              ----------
  Total stockholders' equity                                                1,022,827                 961,187
                                                                           ----------              ----------
  Total liabilities and stockholders' equity                          $    11,955,621              11,195,590
                                                                           ===========             ===========

See accompanying notes to consolidated financial statements.

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        Consolidated Statements of Income

                  Years ended December 31, 2004, 2003, and 2002

                             (Dollars in Thousands)

                                                           2004                    2003               2002
                                                           ----                    ----               ----
Revenues
--------
Premiums                                             $     488,747               488,329            485,248
Investment income, net                                     506,379               475,822            473,675
Fees, sales, and loan income                                18,103                21,697             19,465
Net realized investment gains (losses)                       1,924                 3,290            (21,144)
Commissions and expense allowance
on reinsurance ceded                                        86,482                75,991             64,506
Considerations for supplementary
contracts with life contingencies                           35,481                16,124             15,229
Other revenues                                               8,695                 3,632              2,245
                                                         ---------             ---------          ---------
 Total revenues                                          1,145,811             1,084,885          1,039,224
                                                         ---------             ---------          ---------

Benefits and expenses
---------------------
Losses, benefits, and settlement expenses                  666,353               638,577            653,743
Policy acquisition costs                                    44,351                30,763             28,331
Dividends to policyholders                                  44,620                47,501             52,206
Other operating expenses                                   176,189               173,170            174,016
                                                         ---------             ---------          ---------
 Total benefits and expenses                               931,513               890,011            908,296
                                                         ---------             ---------          ---------
 Income before income taxes                                214,298                194,874           130,928
                                                         ---------             ---------          ---------

Income tax expense:
 Federal:
  Current                                                   95,928               121,116             52,088
  Deferred                                                 (20,442)              (55,325)            (6,039)
                                                         ---------             ---------          ---------
   Total federal                                            75,486                65,791             46,049
                                                         ---------             ---------          ---------
State tax expense                                            1,614                 2,298              1,351
                                                         ---------             ---------          ---------
Net income                                           $     137,198               126,785             83,528
                                                         =========             =========          =========

See accompanying notes to consolidated financial statements.

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                 Consolidated Statements of Stockholders' Equity

                  Years Ended December 31, 2004, 2003, and 2002

                             (Dollars in Thousands)

                                                                            2004         2003          2002
                                                                            ----         ----          ----
Capital
-------
Preferred capital stock                                                $    80,000       80,000        80,000
Common capital stock                                                         2,500        2,500         2,500
Additional paid-in capital                                                  51,408       51,408        51,408
                                                                       -----------     --------      --------
    End of year                                                            133,908      133,908       133,908
                                                                       -----------     --------      --------

Accumulated other changes in equity from nonowner
-------------------------------------------------
  sources, net of tax
  -------------------
Beginning of year                                                           51,242       48,474        13,169
Unrealized gains (losses) on securities during year, net of
  income taxes and reclassification adjustments                            (23,755)       2,768        35,305
                                                                       -----------     --------      --------
    End of year                                                             27,487       51,242        48,474
                                                                       -----------     --------      --------

Retained earnings
-----------------
Beginning of year                                                          776,037      702,155       626,618
Net income                                                                 137,198      126,785        83,528
Dividends to stockholders                                                  (51,803)     (52,903)       (7,991)
                                                                       -----------     --------      --------
    End of year                                                            861,432      776,037       702,155
                                                                       -----------     --------      --------
    Total stockholders' equity                                         $ 1,022,827      961,187       884,537
                                                                       ===========     ========      ========

Summary of changes in equity from nonowner sources
--------------------------------------------------
Net income                                                             $   137,198      126,785        83,528
Other changes in equity from nonowner sources, net of tax                  (23,755)       2,768        35,305
                                                                       -----------     --------      --------
Total changes in equity from nonowner sources                          $   113,443      129,553       118,833
                                                                       ===========     ========      ========

See accompanying notes to consolidated financial statements.

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 2004, 2003, and 2002

                             (Dollars in Thousands)

                                                                                        2004             2003               2002
                                                                                        ----             ----               ----
Cash flows from operating activities:
   Net income                                                                   $      137,198          126,785            83,528
   Adjustments to reconcile net income to net cash
   provided by operating activities:
      Net realized investment (gains) losses                                            (1,924)          (3,290)           21,144
      Interest credited on policyholder deposits                                       315,581          299,328           300,973
      Decrease (increase) in deferred policy acquisition costs                          11,078           (7,572)          (18,318)
      Depreciation and amortization                                                      9,842           12,963              (120)
      Deferred income tax (benefit) expense                                            (20,442)         (55,325)           (6,039)
      (Increase) decrease in premium balances receivable                                     3             (457)               13
      Decrease (increase) in accounts receivable-affiliate                                  (3)             204              (167)
      Decrease (increase) in accrued investment income                                  (5,780)           3,737             8,201
      Increase in reinsurance recoverable and other assets                            (127,678)        (144,097)          (61,393)
      Increase in insurance reserves                                                   226,458          212,677           187,211
      (Decrease) increase in accounts payable and accrued expense                       13,114           (3,040)          (34,665)
      (Decrease) increase in accounts payable-affiliates                                (1,213)          10,511             1,285
      Increase in other liabilities                                                     43,416            4,286            31,421
      Other                                                                             3,352             5,135            (9,659)
                                                                                    ----------         --------          --------
         Net cash provided by operating activities                                     603,002          461,845           503,415
                                                                                    ----------         --------          --------
Cash flows from investing activities:
   Proceeds from sales and maturities of available-for-sale securities               1,688,824        1,917,098         2,036,825
   Proceeds from principal collections on investments                                  213,294        1,223,139           341,420
   Purchases of available-for-sale securities                                       (2,476,959)      (3,856,802)       (3,126,174)
   Issuance of mortgage loans                                                             (248)            (629)             (586)
                                                                                    ----------       ----------        ----------
      Net cash used in investing activities                                           (575,089)        (717,194)        (748,515)
                                                                                    ----------       ----------        ----------

Cash flows from financing activities:
   Deposits to funds on deposit                                                        393,737          533,932           524,539
   Proceeds from short-term borrowings                                                       -                -            (2,600)
   Withdrawals from funds on deposit                                                  (300,034)        (248,186)         (306,734)
      Dividends to stockholders                                                        (51,803)         (52,903)           (7,991)
                                                                                    ----------       ----------        ----------
      Net cash provided by financing activities                                         41,900          232,843           207,215
                                                                                    ----------       ----------        ----------
      Net increase (decrease) in cash and cash equivalents                              69,813          (22,506)          (37,886)
      Cash and cash equivalents at beginning of year                                    56,535           79,041           116,927
                                                                                    ----------       ----------        ----------
      Cash and cash equivalents at end of year                                         126,348           56,535            79,041
                                                                                    ==========       ==========        ==========

See accompanying notes to consolidated financial statements.

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


(1 ) Summary of significant accounting policies
     ------------------------------------------

     (a)  Organization
          ------------

          USAA LIFE INSURANCE COMPANY (Life Company) is an indirect, wholly owned subsidiary of UNITED SERVICES AUTOMOBILE ASSOCIATION (USAA). Life Company markets individual life insurance policies, annuity contracts, group credit life and accident and health policies, and individual accident and health policies to individuals eligible for membership in USAA. Life Company is licensed to do business in the District of Columbia and in all states, with the exception of New York. Life Company has a subsidiary company, USAA Life Insurance Company of New York (Life of New York), licensed to sell life and annuity contracts in that state. Life Company's other subsidiary business, USAA Life General Agency (LGA), offers additional products of other insurance companies requested by USAA membership that are not sold by Life Company. The consolidated financial statements include the accounts of Life Company and its subsidiaries (collectively, the Company). All significant intercompany balances and transactions have been eliminated in consolidation.

     (b)  Accounting standards adopted
          ----------------------------

          Effective January 1, 2003, the Company adopted the provisions of Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The Standard addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Standard requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. A liability is incurred when the definition of a liability in FASB Concepts Statement No. 6, "Elements of Financial Statements," is met. The implementation of SFAS No. 146 did not have a material impact on the Company's financial position, results of operations, or liquidity.

          Effective June 1, 2003, the Company adopted the provisions of FASB SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," except for the provisions related to mandatorily redeemable financial instruments, which were deferred by FASB Staff Position 150-3 for certain nonpublic entities. Generally, the Standard requires that an issuer classify a financial instrument that is within the scope of this Standard as a liability. Many of those instruments would have previously been classified as equity. The implementation of SFAS No. 150 did not have a material impact on the Company's financial position, results of operations, or liquidity.

          Effective July 1, 2003, the Company adopted the provisions of FASB SFAS No. 149, "Amendment of Statement 133, Accounting for Derivative Instruments and Hedging Activities." The Standard amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The implementation of SFAS No. 149 did not have a material impact on the Company's financial position, results of operations, or liquidity.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


          Effective January 1, 2004, the Company adopted the provisions of FASB Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" (FIN
          46R). The objective of FIN 46R is to improve financial reporting by companies involved with variable interest entities. This new model for consolidation applies to an entity in which either (1) the powers or rights of the equity holders do not give them sufficient decision-making powers or (2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. FIN 46R requires a variable interest entity to be consolidated by the company that is subject to a majority of the risk of loss from the variable interest entity's activities or that is entitled to receive a majority of the entity's residual returns or both. For nonpublic entities, the consolidation requirements of FIN 46R apply immediately to variable interest entities created after December 31, 2003. A nonpublic entity shall apply FIN 46R to all entities that are subject to this Interpretation by the beginning of the first annual period beginning after December 15, 2004. The implementation of FIN 46R did not have a material impact on the Company's financial position, results of operations, or liquidity.

          Effective January 1, 2004, the Company adopted the provisions of American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts." SOP 03-1 changes the accounting for separate accounts and sales inducements and changes the liability model by expanding the definition of "account balance" and addressing annuitization guarantees and minimum guaranteed death benefits. The implementation of SOP 031 did not have a material effect on the Company's financial position, results of operation, or liquidity.

          Effective July 1, 2004, the Company adopted the provisions of EITF Issue 03-1 "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments," which provides additional guidance in determining whether investment securities have an impairment that should be considered other-than-temporary. On September 15, 2004, the FASB issued proposed FSP EITF Issue 03-1-a to address the application of the EITF Issue 03-1 to debt securities that are affected by interest rate and/or sector-spread changes only. On September 30, 2004, the FASB issued FSB EITF Issue 03-1-1, which delayed the effective date of certain paragraphs of the EITF until EITF 03-1-a is issued. The implementation of EITF Issue 03-1 did not have a material impact on the Company's financial position, results of operations, or liquidity.

     (c)  Investments
          -----------

          All debt securities, including bonds, mortgage-backed securities, and redeemable preferred stocks are classified as available-for-sale and are carried at fair value with unrealized gains or losses (net of related deferred income taxes, certain insurance reserves, and deferred policy acquisition costs) reflected in stockholders' equity.

          Bonds, at amortized cost of approximately $161,373, and $160,646 were on deposit with various state governmental agencies at December 31, 2004 and 2003, respectively.

          Mortgage-backed securities represent participating interests in pools of long term first mortgage loans originated and serviced by the issuers of the securities. Market interest rate fluctuations can affect the prepayment speed of principal and the yield on the securities. Prepayment assumptions for mortgage-backed securities are obtained from a third party pricing service and are based on dealer surveys.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


          All equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale. Equity securities are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and certain insurance reserves) reflected in stockholders' equity.

          Mortgage loans and policy loans are carried at their unpaid principal balances with interest rates ranging from 4.8% to 9.6% at December 31, 2004. Interest is recognized over the life of the note using the interest method. Mortgage loans are collateralized by shares in the One Towers Park Lane Cooperative Company.

          The Company's investment in an affiliated Real Estate Investment Trust
          (REIT) is carried at its underlying equity.

          Short-term investments, which consist of highly liquid debt instruments with maturities of greater than three months and less than a year when purchased, are carried at amortized cost, which approximates fair value.

          Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statement of Income. Interest is not accrued on debt securities or loans for which principal or interest payments are determined to be uncollectible.

          Realized gains and losses are included in net income based upon specific identification of the investment sold. The Company periodically reviews the value of debt and equity securities for other-than-temporary impairment. If a decline in the fair value of an individual security is deemed to be other-than-temporary, the difference between carrying value and estimated fair value is charged to income as a realized investment loss. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method.

    (d)   Cash and cash equivalents
          -------------------------

          For purposes of the consolidated statement of cash flows, all highly liquid marketable securities with original maturities of three months or less at the time of purchase and money market mutual funds are considered to be cash equivalents. At December 31, 2004 and 2003, cash includes $10 and $493, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from the Company's use.

    (e)   Federal income taxes
          --------------------

          Life Company and its subsidiaries are included in the consolidated Federal income tax return filed by USAA. Taxes are allocated to the separate subsidiaries of USAA based upon a tax allocation agreement, whereby subsidiaries receive a current benefit to the extent their losses are utilized by the consolidated group. Separate subsidiary current taxes are the higher of taxes computed at a 35% rate on regular taxable income or taxes computed at a 20% rate on alternative minimum taxable income adjusted for any consolidated benefits allocated to the subsidiaries.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


          Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

     (f)  Fair value of financial instruments
          -----------------------------------

          The fair value estimates of the Company's financial instruments are made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at one time, the Company's entire holding of a particular financial instrument. In addition, the tax ramifications related to the effect of fair market value estimates have not been considered in the estimates.

     (g)  Use of estimates
          ----------------

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (h)  Deferred policy acquisition costs
          ---------------------------------

          Policy acquisition costs, consisting primarily of certain underwriting and selling expenses, are deferred and amortized. Traditional individual life and health acquisition costs are amortized in proportion to anticipated premium income after allowing for lapses and terminations. The period for amortization is 10 to 30 years, but not to exceed the life of the policy.

          Acquisition costs for universal life and annuity policies are amortized in relation to the present value of estimated gross profits from surrender charges and investment, mortality, and expense margins. The amortization period for universal life policy deferred acquisition costs is 20 years. The amortization period for annuities deferred acquisition costs is either 20 or 30 years.

          Deferred policy acquisition costs are reviewed by line of business to determine that the unamortized portion does not exceed the present value of anticipated gross profits or the sum of the present value of expected gross premiums and the reserves held, less the present value of expected future benefits.

          In 2004, it was determined that the present value of anticipated gross profits exceeded the unamortized portion of the deferred policy acquisition costs for the variable line of business. This resulted in the accelerated amortization of $13.3 million of deferred policy acquisition costs.

          The Company accounts for the 1% "bonus interest" payments on certain deferred annuity contracts as sales inducements by setting them up as a distinct and separate asset. The Company will defer and amortize these sales inducements in proportion to estimated gross profit. The cost deferred as of December 31, 2004 was $2,615. Amortization will begin in 2005. The unamortized balance was $2,615 as of December 31, 2004.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     (i)  Insurance reserves
          ------------------

          Included in insurance reserves are traditional life and health products and payout annuities with life contingencies. Traditional life and individual health reserves are computed using a net level premium method and are based on assumed or guaranteed investment yields and assumed rates of mortality, morbidity, withdrawals, expenses and anticipated future policyholder dividends. Payout annuity reserves are computed by discounting future payments at rates based on the interest used to calculate payments on each individual contract and mortality. These assumptions vary by such characteristics as plan, year of issue, policy duration, and date of receipt of funds, and may include provisions for adverse deviation.

     (j)  Funds on deposit
          ----------------

          Funds on deposit are primarily liabilities for universal life policies, payout annuities without life contingencies and deferred annuities. The liabilities for universal life policies and deferred annuities are determined utilizing the "retrospective deposit" method and consist principally of policy account balances before applicable surrender charges. The liabilities for payout of annuities without life contingencies are determined utilizing the "prospective" method discounting future guaranteed payments at the interest rate used to determine contract benefit.

     (k)   Claims expense
          ---------------

          Contract claims include an amount determined from individual case estimates and loss reports and an amount, based on past experience, for losses incurred but not reported. Such liabilities are based on assumptions and estimates. While management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period determined.

     (l)  Insurance revenues and expenses
          -------------------------------

          Premiums on traditional life insurance products and accident and health contracts are recognized as revenues as they become due. Benefits and expenses are matched with premiums in determining net income through the holding of reserves that provide for policy benefits and amortization of acquisition costs over the lives of the policies. Universal life policy and deferred annuity contract revenues consist of investment earnings and policy charges for the cost of insurance, policy administration, and surrender charges assessed during the period. Expenses for these policies and contracts include interest credited to policy account balances, benefit claims incurred in excess of policy account balances, and administrative expenses. The related deferred policy acquisition costs are amortized in relation to the present value of expected gross profits including surrender charges, investment, mortality, and expense margins.

     (m)  Participating business
          ----------------------

          Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The participating insurance in force accounted for 3%, 4%, and 5% of the total life insurance in force at
          December  31,  2004,  2003,  and  2002,   respectively.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


          Participating policies accounted for 12%, 13%, and 14% of the premium income in 2004, 2003, and 2002, respectively. The provision for policyholders' dividends is based on benefit reserves and a future dividend liability based on the current dividend scales.

          For all participating policies issued after December 31, 1983, the Company guarantees to pay dividends in aggregate in the total amount of $19,087 in 2005. Dividends paid to participating policyholders were $45,871 and $49,809 in 2004 and 2003, respectively.

          Income attributable to participating policies in excess of policyholder dividends is restricted by several states for the benefit of participating policyholders of those states, otherwise income in excess of policyholder dividends is accounted for as belonging to the stockholders.

     (n)  Reinsurance
          -----------

          Prospective reinsurance premiums, losses and loss adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contract. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

     (o)  Separate accounts
          -----------------

          Separate account assets and liabilities consist principally of variable universal life and variable annuities representing funds that the Company administers and invests to meet specific investment objectives of the contract holders. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company's other business activities. Net investment income and net realized and unrealized investment gains and losses generally accrue directly to such contract holders who bear the investment risk, subject in some cases to minimum guaranteed rates. Accordingly, the Company does not include these investment results in their revenues. Separate accounts are reported at fair value.

     (p)  Advertising Activities
          ----------------------

          Advertising costs are expensed as incurred. For the periods ended December 31, 2004, 2003, and 2002, these costs totaled $14,219, $12,324, and $10,611, respectively.

     (q)  Reclassifications
          -----------------

          Certain reclassifications of prior year amounts have been made to conform with the current year's presentation.

(2)  Basis of accounting
     --------------------

     The Company prepares separate statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of the states of Texas and New York. The Texas Department of Insurance and New York State Insurance Department adopted the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures manual, version effective March 2004, (NAIC SAP) in its entirety, except as provided in Title 28 Part 1 Chapter 7 Subchapter A Rule 7.18, "NAIC Accounting Practices and Procedures Manual" (Rule 7.18) of the Texas Administrative Code and in Regulation 172, "Financial Statement Filings and Accounting Practices and Procedures" (Reg. 172), respectively.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     These consolidated financial statements have been prepared on the basis of GAAP, which differs from the statutory basis of accounting followed in reporting to insurance regulatory authorities. On a statutory accounting basis, the net income and policyholders' surplus of the Company as of and for the year ended December 31 were as follows:

                                              2004          2003          2002
                                              ----          ----          ----
     Statutory net income                  $ 129,706       118,165        60,761
     Statutory capital and surplus         $ 787,152       675,285       601,853

(3)  Investments
     -----------

     The amortized cost, fair value, and carrying value of investments in debt and equity securities classified as available-for-sale as of December 31, 2004 were as follows:

                                                                        Available-for-Sale
                                              -------------------------------------------------------------------------------
                                                                    Gross           Gross
                                                   Amortized      Unrealized      Unrealized        Fair           Carrying
                                                     Cost           Gains           Losses          Value           Value
                                              -------------------------------------------------------------------------------
Debt securities
---------------
U.S. Government and agencies                  $      19,646            700             (34)           20,312         20,312
States and political subdivisions                   289,271         11,865          (1,508)          299,628        299,628
Foreign governments                                  40,000            247             (83)           40,164         40,164
Mortgage-backed securities                        2,170,269         55,788         (10,009)        2,216,048      2,216,048
Corporate securities                              5,893,316        317,544         (27,987)        6,182,873      6,182,873
Redeemable preferred stock                          362,570         12,359          (1,148)          373,781        373,781
                                                  ---------      ---------        ---------        ---------      ---------
         Total debt securities                $   8,775,072        398,503         (40,769)        9,132,806      9,132,806
                                                  =========      =========        =========        =========      =========

Equity securities
-----------------
Non-redeemable preferred stock                $       5,587            300               -             5,887          5,887
                                                  ---------      ---------        ---------        ---------      ---------
          Total equity securities             $       5,587            300               -             5,887          5,887
                                                  =========      =========        =========        =========      =========


                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     The amortized cost, fair value, and carrying value of investments in debt and equity securities classified as available for sale as of December 31, 2003 were as follows:

                                                                          Available-for-Sale
                                              --------------------------------------------------------------------------------------
                                                                  Gross               Gross
                                                Amortized       Unrealized         Unrealized           Fair              Carrying
                                                 Cost             Gains              Losses             Value              Value
                                              --------------------------------------------------------------------------------------
Debt securities
---------------
U.S. Government and agencies                  $   10,437               810               (75)             11,172            11,172
States and political subdivisions                246,153             4,779            (1,905)            249,027           249,027
Foreign governments                               35,000                12              --                35,012            35,012
Mortgage-backed securities                     1,708,629            51,158            (6,127)          1,753,660         1,753,660
Corporate securities                           5,563,654           385,535           (22,325)          5,926,864         5,926,864
Redeemable preferred stock                       280,798            10,413              (573)            290,638           290,638
                                              ----------        ----------        ----------          ----------        ----------
         Total debt securities                $7,844,671           452,707           (31,005)          8,266,373         8,266,373

Equity securities
-----------------
Common stock                                  $  290,783             4,690           (13,924)            281,549           281,549
Non-redeemable preferred stock                     5,672               344              --                 6,016             6,016
                                              ----------        ----------        ----------          ----------        ----------
         Total equity securities              $  296,455             5,034           (13,924)            287,565          287,565

     The amortized cost and fair value of debt securities classified as available-for-sale at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations.


                                                   Available-for-Sale
                                                -------------------------
                                                 Amortized         Fair
                                                   Cost           Value
                                                -------------------------
     Due in one year or less                    $  370,354        374,916
     Due after one year through five years       1,827,942      1,896,128
     Due after five years through ten years      2,078,724      2,193,201
     Due after ten years                         2,327,783      2,452,513
                                                 ---------      ---------
                                                 6,604,803      6,916,758
     Mortgage-backed securities                  2,170,269      2,216,048
                                                 ---------      ---------
                                               $ 8,775,072      9,132,806
                                                 =========      =========

     Proceeds from sales of available-for-sale debt securities, including collections on mortgage-backed securities, during 2004, 2003, and 2002 were $762,119, $2,563,775 and $2,326,739, respectively. Gross gains and losses of $37,815 and $1,165, respectively, for 2004, $110,588 and $9,299, respectively, for 2003, and $50,848 and $58,737, respectively, for 2002, were realized on those sales. Included in such realized investment losses on the consolidated statement of income are other than temporary write-downs of debt securities of $0, $0, and $978 for 2004, 2003, and 2002, respectively.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                           December 31, 2004 and 2003

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     Proceeds from sales of equity securities during 2004, 2003, and 2002 were $430,845, $575,712, and $50,593, respectively. Gross gains and losses of $8,023 and $11,068, respectively, for 2004, $21,178 and $9, respectively, for 2003, and $0 and $34,813, respectively, for 2002, were realized on those sales.

     The Company has excluded certain realized and unrealized capital gains and losses from surplus by establishing a policyholder liability. Net realized capital gains (losses) of $37,693, $119,168, and $(18,077) for 2004, 2003 and 2002 respectively, allocable to future policyholder dividends and interest, were deducted from net realized capital gains (losses) and an offsetting amount was reflected in insurance reserves. At December 31, 2004 and 2003, net unrealized investment gains of $315,904 and $333,978, respectively, were allocated to insurance reserves for participating life insurance policies and interest sensitive contracts.

     Gross investment income during 2004, 2003, and 2002 was $511,156, $481,270, and $479,345, respectively, and consists primarily of interest income on fixed maturity securities. Investment expenses were $4,777, $5,448, and $5,670 for 2004, 2003, and 2002, respectively.

     Sources of net investment income were as follows:

                                                                    2004           2003        2002
                                                                 ----------     ---------    --------
     Debt securities                                             $  464,759      444,329     455,116
     Equity securities                                                1,854        4,743       4,097
     Investment in affiliated real estate investment trust            2,638        2,245           -
     Mortgage loans                                                     111          114         152
     Policy loans                                                     7,906        8,102       8,144
     Cash, cash equivalents and short-term investments                1,858        1,782       2,139
     Aggregate write-ins for investment income                       32,030       19,955       9,697
                                                                 ----------     --------     -------
          Total gross investment income                             511,156      481,270     479,345
                                                                 ----------     --------     -------
     Investment expense                                              (4,777)      (5,448)     (5,670)
                                                                 ----------     --------     -------
          Net investment income                                  $  506,379      475,822     473,675
                                                                 ==========     ========     =======

     Life Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Life Company maintains full ownership rights to the securities loaned and accordingly the loaned securities are classified as investments. Initial collateral is required at a rate of 102% of the fair value of a loaned security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Life Company's guidelines to generate additional income. The fair value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the fair value of the loaned securities fluctuates. The securities lending collateral and the corresponding securities lending payable are reported on the consolidated balance sheets as assets and liabilities. Under the terms of a liquidity loan program, Life Company may request funds from the securities lending program for use in operations. No funds were borrowed under the liquidity program in 2004 or 2003.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     The fair value of loaned securities were as follows at December 31:

             Loaned Securities                    2004        2003
             -----------------                  ---------    ---------
             Debt securities                   $ 573,211      537,615

             Equity securities                         -       54,479
                                               ---------    ---------
                                               $ 573,211      592,094
                                               =========    =========

     Gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 are as follows:

                                Less than 12 Months           12 Months or More             Total
                                -------------------           -----------------             -----
                                Fair    Unrealized        Fair        Unrealized      Fair      Unrealized
                               Value      Losses          Value         Losses       Value        Losses
                               -----    ----------        -----       ----------     -----      -----------
     U.S. Treasury
       Securities and
       obligations of
       U.S. Government
       corporations and
       agencies            $    12,116         (34)              -           -          12,116       (34)
     Corporate and
       other securities      1,230,843     (14,418)      1,171,824     (26,317)      2,402,667   (40,735)
                           ------------    ---------     ----------    ---------     ----------  --------
     Subtotal, debt
       securities            1,242,959     (14,452)      1,171,824     (26,317)      2,414,783   (40,769)
     Common stock                    -           -               -           -               -         -
                           ------------    ---------     ----------    ---------     ----------  --------
     Total temporarily
       impaired
       securities          $ 1,242,959     (14,452)      1,171,824     (26,317)      2,414,783   (40,769)
                           ============    =========     ==========    =========     ==========  ========

     The Company evaluates for an other-than-temporary impairment of individual debt securities when the fair value of the security is significantly below cost and below investment grade. When these conditions are present, the individual security is evaluated for potential impairment based upon the facts and circumstances of that security and the probability of recovery. The Company will not deem an unrealized loss as an other-than-temporary impairment if the fair value is below the carrying value due primarily to increases in market interest rates subsequent to the purchase of the security, and if the Company does not have a current intent to sell the security. Utilizing these criteria, all unrealized losses on fixed income securities at December 31, 2004 are considered a temporary impairment.

(4)  Federal income tax
     ------------------

     The expected statutory Federal income tax amounts for the years ended December 31, 2004, 2003, and 2002 differ from the actual tax amounts as follows:

                                              2004       2003           2002
                                             ------     -------        ------
     Income before income taxes            $ 214,298    194,874       130,928
     Less:  State tax expense                  1,614      2,298         1,351
                                             -------    -------       -------
     Income before federal income taxes      212,684    192,576       129,577
                                             =======    =======       =======
     Federal income tax expense at 35%
       statutory rate                         74,439     67,401        45,352

     Increase (decrease) in tax resulting
       from:

       Dividends received deductions            (800)      (727)         (157)

       Tax credits                               (39)       (43)          (53)

       Other, net                              1,886       (840)          907
                                             -------    -------       -------

          Federal income tax expense        $ 75,486     65,791        46,049
                                             =======    =======       =======

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)

     Deferred income tax expense or benefit for the years ended December 31, 2004, 2003, and 2002 was primarily attributable to differences between the valuation of assets and insurance liabilities for financial reporting and tax purposes.

     A deferred tax liability has not been recognized for the policyholders' surplus account that would become taxable if distributed after December 31, 2006, because distributions from this policyholders' surplus are planned prior to then. The balance in this account as of December 31, 2004 was $158, and the tax would be $55 if this amount became taxable.

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                        2004          2003
                                                     ---------      --------
     Deferred tax assets:
       Insurance reserves                            $ 201,962       178,974
       Accounts payable and accrued expenses             3,649         4,048
       Policyholder dividends                            6,791        11,880
       Depreciable assets                                  424         1,061
       Other, net                                        5,659         7,006
                                                     ----------      --------
         Total gross deferred tax assets               218,485       202,969
                                                     ----------      --------

     Deferred tax liabilities:
       Investments                                      (7,792)       (7,171)
       Deferred policy acquisition costs               (41,665)      (50,255)
       Unearned Premiums                               (11,691)      (10,716)
       Pension                                          (7,629)       (6,035)
                                                     ----------      --------
         Total gross deferred tax liabilities          (68,777)      (74,177)
                                                     ----------      --------
     Net deferred tax asset before unrealized gain
       on investments                                  149,708       128,792
     Deferred tax liability on net unrealized gain
       on investments                                  (14,744)      (27,592)
                                                     ----------      --------
         Net deferred tax asset                      $ 134,964       101,200
                                                     ==========      ========

     Management believes that the realization of the deferred tax asset is more likely than not based on the expectation that such benefits will be utilized in the future consolidated tax returns of the USAA group.

     At December 31, 2004 and 2003, other liabilities includes federal income tax payable of $23,536 and $12,899, respectively.

     Aggregate cash payments to USAA for income taxes were $80,157, $111,935, and $31,221 for Life Company, and $5,133, $6,907, and $2,719 for its subsidiaries during the years ended December 31, 2004, 2003, and 2002, respectively.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     Detailed tax amounts for items of total nonowner changes in equity are as follows:

                                                                      Before-       Tax
                                                                        Tax       (Expense)     Net-of-Tax
                                                                       Amount     or Benefit       Amount
                                                                       ------     ----------       ------
     FOR THE YEAR ENDED DECEMBER 31, 2002
     Unrealized gains on securities:
       Unrealized holding gains arising during year                 $  67,150      (23,502)          43,648
       Less: reclassification adjustment for losses realized
         in income                                                    (12,835)       4,492           (8,343)
                                                                      --------     ---------       ----------
         Net unrealized gains from securities                          54,315      (19,010)          35,305
                                                                      --------     ---------       ----------
           Other changes in equity from nonowner sources            $  54,315      (19,010)          35,305
                                                                      ========    ==========       ==========

     FOR THE YEAR ENDED DECEMBER 31, 2003
     Unrealized gains on securities:
       Unrealized holding gains arising during year                 $ 127,844      (62,142)          65,702
       Less: reclassification adjustment for gains realized in
         income                                                      (122,458)      59,624          (62,934)
                                                                      --------     ---------       ----------
       Net unrealized gains from securities                             5,386       (2,618)           2,768
                                                                      --------     ---------       ----------
         Other changes in equity from non-owner sources             $   5,386       (2,618)           2,768
                                                                      ========    ==========       ==========

     FOR THE YEAR ENDED DECEMBER 31, 2004
     Unrealized gains on securities:
       Unrealized holding gains arising during year                 $ (77,046)      27,043          (50,003)
       Less: reclassification adjustment for gains realized in
         income                                                        40,445      (14,197)          26,248
                                                                      --------     ---------       ----------
         Net unrealized gains from securities                         (36,601)      12,846          (23,755)
                                                                      --------     ---------       ----------
           Other changes in equity from non-owner sources           $ (36,601)      12,846          (23,755)
                                                                      ========     =========       ==========

                                                                                                  (Continued)
                                                      16

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


(5)  Fair value of financial instruments
     -----------------------------------

     The following tables present the carrying value and estimated fair value of the Company's financial instruments at December 31, 2004 and 2003. SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                                                               2004                       2003
                                                                       ------------------      ------------------------
                                                                       Carrying     Fair         Carrying     Fair
                                                                        Value       Value         Value       Value
                                                                       --------   -------      -----------   ----------
     Financial assets:
       Cash and cash equivalents                                    $   126,348     126,348       56,535        56,535
       Debt securities                                                9,132,806   9,132,806    8,266,373     8,266,373
       Equity securities                                                  5,887       5,887      287,565       287,565
       Investment in affiliated REIT                                     33,666      34,619       29,415        29,856
       Mortgage loans                                                     1,694       1,501        1,940         2,026
       Policy loans                                                     133,482     133,482      135,951       135,951
       Short-term investments                                                 -           -       63,721        63,721
       Premium balances receivable                                        5,344       5,344        5,347         5,347
       Accounts receivable - affiliates                                       3           3            -             -
       Securities lending collateral                                    586,481     586,481      608,783       608,783
       Accrued investment income                                        108,732     108,732      102,952       102,952
       Separate account assets                                          387,701     387,701      353,818       353,818

Financial liabilities:
       Deferred annuities and annuities without life contingencies    5,091,371   4,658,641    4,658,641     5,091,371
       Policyholder dividend accumulations                               35,752      35,752       35,534        35,534
       Policy dividends declared but unpaid                              24,558      24,558       25,809        25,809
       Accounts payable and accrued expenses                             58,209      58,209       51,116        51,116
       Accounts payable - affiliates                                     30,398      30,398       31,611        31,611
       Securities lending payable                                       586,481     586,481      608,783       608,783
       Separate account liabilities                                     387,701     387,701      353,818       353,818

     All carrying values are included in the balance sheet under the indicated captions, except for deferred annuities and annuities without life contingencies, and policyholder dividend accumulations, both of which are included in funds on deposit, and policy dividends declared but unpaid, which are included in other liabilities.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Short-term  investments,   cash  and  cash  equivalents:   The  fair  value
     approximates the carrying amount because of the short-term nature of these instruments.

     Debt and equity securities: The fair value for bonds and stocks are determined using quoted market prices from Interactive Data Corporation or individual brokers.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     Investment in affiliated REIT: The fair value of the investment in the affiliated REIT is determined by using the most recent purchase price to value the shares.

     Mortgage loans: The fair value of mortgage loans are estimated by discounting the future cash flows using interest rates currently being offered for mortgage loans with similar characteristics and maturities.

     Policy loans: In the Company's opinion, the carrying value of the policy loans approximates their fair value. Policy loans are shown on the financial statements at the aggregate unpaid balance, and carry interest rates ranging from 4.8% to 7.4% in advance.

     Premium balances receivable: The carrying amount for premiums receivable approximates fair value because only a slight percentage of total policies issued by the Company lapse.

     Accounts receivable and payable - affiliates: The carrying value of the accounts receivable and accounts payable for affiliates approximates its fair value because of the short-term nature of the obligations.

     Securities lending collateral and Securities lending payable: The carrying value of collateral for securities loaned and payable upon return of securities loaned approximates fair value because of the short maturity of the collateral.

     Accrued investment income: The accrued amount of investment income approximates its fair value because of the quality of the Company's investment portfolio combined with the short-term nature of the collection period.

     Separate account assets and liabilities: The separate account assets reflect the net asset value of the underlying mutual funds; therefore, carrying value is considered fair value. The separate account liabilities are reflected at the underlying balances due to the contract holders, without consideration for applicable surrender charges, if any.

     Deferred annuities and annuities without life contingencies: The fair value of the deferred annuities is equal to the current accumulated value without anticipation of any applicable surrender charges, which approximates the carrying value. The fair value of annuities without life contingencies is estimated as the commuted value of the annuity.

     Policyholder dividend accumulations: The fair value of policyholder dividend accumulations is estimated using the book value less a percentage of accrued interest anticipated to be forfeited as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

     Policy dividends declared but unpaid: The carrying value of policy dividends declared but unpaid approximates the fair value because the carrying value reflects anticipated forfeitures as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

     Accounts payable and accrued expenses: The fair value of accounts payable and accrued expenses approximates its carrying value because of the short-term nature of the obligations.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)



(6)  Borrowings
     ----------

     The Company has no borrowing activity outside of the agreements described in Note 7 "Transactions with affiliates."

(7)  Transactions with affiliates
     ----------------------------

     Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. USAA allocates these and other expenses to affiliates for administrative services performed by them. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of such contracted services for the Company was $109,819, $131,335 and $117,742 for 2004, 2003, and 2002, respectively.

     The Company has an agreement with USAA Investment Management Company (IMCO) regarding the reimbursement of costs for investment services provided. The aggregate amount of the IMCO contracted services was $4,751, $5,535 and $5,651 for 2004, 2003, and 2002, respectively.

     Life Company also received premium and annuity considerations from USAA of $17,044, $13,235 and $9,259 during 2004, 2003, and 2002, respectively, representing amounts received for structured settlements issued to claimants of USAA and for group life insurance on USAA employees.

     Life Company provides credit life and disability insurance to members of the USAA Federal Savings Bank (USAA FSB) through an insurance arrangement with USAA FSB. Total credit life and disability premiums were $8,903, $6,968 and $6,708 during 2004, 2003 and 2002, respectively.

     Life Company has executed Board of Directors' resolutions authorizing Life Company to borrow up to $50,000 at any one time on an unsecured basis. These funds are borrowed through intercompany funding agreements with USAA Capital Corporation (CAPCO) and USAA Funding Company (FUNDCO), which generally obtains funding in the money and capital markets. Interest rates on borrowings are based upon CAPCO's or FUNDCO's cost of obtaining funds. Life Company had borrowings totaling $18,030, $10,900 and $0 during 2004, 2003, and 2002 through the use of these resolutions and funding agreements. However, there were no borrowings outstanding as of December 31, 2004,
     2003, and 2002. The maximum amount outstanding under such borrowings by Life Company at any time during 2004, 2003, and 2002 was $16,030, $4,200 and $0 respectively. The interest associated with these borrowings was $2, $1 and $0 in 2004, 2003, and 2002, respectively.

     Life of New York has executed Board of Directors' resolutions authorizing Life of New York to borrow up to five percent of Life of New York's prior year admitted assets at any one time on an unsecured basis. These funds are borrowed through an intercompany funding agreement with CAPCO, which generally obtains funding in the money and capital markets. Life of New York did not borrow any money through the use of these resolutions and funding agreements during 2004, 2003, or 2002.

     Life Company also has obtained Board of Directors' authority to loan funds through intercompany lending agreements with CAPCO and FUNDCO. Life Company is authorized to loan excess funds under guidelines established with the Texas Department of Insurance. The Company did not loan any funds during 2004, 2003, and 2002.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     The Company purchased securitized notes created by USAA FSB. The notes were purchased on the open market through a third-party broker. The Company had $193,682, $110,722 and $76,450 of securitized notes at carrying value created by USAA FSB at December 31, 2004, 2003, and 2002, respectively.

     The Company owned a 22.77% interest in an affiliated REIT from the USAA Real Estate Limited Partnership at a cost of $33,838 on December 31, 2004.

(8)  Reinsurance
     -----------

     Life Company's general policy is to reinsure that portion of any risk in excess of $600, with a $100 corridor, on the life of any one individual. However, in 1997, Life Company entered into certain reinsurance treaties that are based on a first dollar quota-share pool. Life Company retains 10% of the risk on each life policy up to the normal $600 retention and the remaining 90% is ceded to a coinsurance pool that is placed with a number of reinsurers on a quota-share basis. Once Life Company's retention has been reached, the quota share pool reinsures all of the risk above Life Company's retention. Life of New York's general policy is the same, except that they reinsure that portion of any risk in excess of $200 on the life of any one individual. In order to mitigate the risk of concentration, the Company is party to several reinsurance treaties with various reinsurers.

     The Company ceded Bank Owned Life Insurance (BOLI) business through two reinsurance treaties, one a Yearly Renewable Term (YRT) and one a coinsurance treaty, both of which are with a single reinsurer on a first dollar basis, with the Company retaining 50% of the business under the coinsurance arrangement. The YRT treaty covers the remaining retained 50%. Assets backing the coinsurance reserves held by the reinsurer are held in a trust by the reinsurer. This trust arrangement reduces the credit risk associated with the high reserve liability held by the reinsurer for the Company.

     The ceding of reinsurance does not discharge the Company from its primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse the Company for the related liability.

     Life insurance in force in the amounts of $4,280,422, $4,567,162 and $4,817,402 are ceded on a yearly renewable term basis and $108,940,154, $86,437,280 and $66,414,798 are ceded on a coinsurance basis at December 31, 2004, 2003, and 2002, respectively.

     Reinsurance amounts recoverable related to insurance reserves, funds on deposit, and paid losses totaled $930,820 and $810,491 at December 31, 2004 and 2003, respectively. Premium revenues and interest credited to policyholders were reduced by $212,080, $170,496 and $140,041 for reinsurance premiums ceded during the years ended December 31, 2004, 2003, and 2002, respectively. Losses, benefits and settlement expenses were reduced by $197,210, $163,605 and $114,812 for reinsurance recoverables during the years ended December 31, 2004, 2003, and 2002, respectively.

     Life Company assumes business through various assumption agreements, with most of the business assumed on a yearly renewable term basis. Such premium amounts were not significant in 2004, 2003, and 2002.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     The effect of reinsurance on premiums was as follows:

                                                                                  2004       2003       2002
                                                                                  ----       ----       ----

     Direct Premiums                                                          $ 690,644     650,076    617,047
     Reinsurance Assumed                                                         10,182       8,748      8,242
     Reinsurance Ceded                                                         (212,079)   (170,495)  (140,041)
                                                                               ---------   ---------  ---------
     Net Premiums                                                             $ 488,747     488,329    485,248
                                                                               =========   =========  =========

(9)  Deferred policy acquisition costs and future policy benefits
     ------------------------------------------------------------

     Deferred policy  acquisitions costs and premiums are summarized below:

                                                                                      Accident
                                                          Life           Annuity     and Health      Total
                                                          ----           -------     ----------      -----
     Balance at December 31, 2001                       $  223,788        65,752      23,998        313,537
                                                         ----------      --------    --------      ---------

       Addition of Deferred Acquisition Cost                33,692         9,502       3,455         46,649
       Amortization of Deferred Acquisition Cost           (15,979)       (2,105)    (10,248)       (28,331)
       Fair value adjustment                                   288           478           -            765
                                                         ----------      --------    --------      ---------
       Net change                                           18,001         7,875      (6,793)        19,083
                                                         ----------      --------    --------      ---------

     Balance at December 31, 2002                          241,789        73,627      17,205        332,620
                                                         ----------      --------    --------      ---------

       Addition of Deferred Acquisition Cost                28,856         6,336       3,143         38,335
       Amortization of Deferred Acquisition Cost           (15,232)      (13,397      (2,134)       (30,763)
       Fair value adjustment                                  (351)         (561)          -           (912)
                                                         ----------      --------    --------      ---------
       Net change                                           13,273        (7,622)      1,009          6,660
                                                         ----------      --------    --------      ---------

     Balance at December 31, 2003                          255,062        66,005      18,213        339,280
                                                         ----------      --------    --------      ---------

       Addition of Deferred Acquisition Cost                24,354         3,966       2,338         30,658
       Addition of Sales Inducements                             -         2,615           -          2,615
       Amortization of Deferred Acquisition Cost           (25,568)      (16,941)     (1,842)       (44,351)
       Amortization of Sales Inducements                         -             -           -              -
       Fair value adjustment                                     -             -           -              -
                                                         ----------      --------    --------      ---------

       Net change                                           (1,214)      (10,360)                   (11,078)
                                                          ----------      --------    --------      ---------

                                                         ==========      ========    ========      =========
     Balance at December 31, 2004                       $  253,848        55,645      18,709        328,202
                                                         ==========      ========    ========      =========

                                                                                                 (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     The liabilities for future policy benefits and related insurance in force at December 31, 2004 and 2003 are summarized below:

                                                      Future Policy Benefits
                                                   ----------------------------
                                                        2004           2003
                                                    ------------  --------------
     Life and Annuity:
     Life                                          $  1,687,172    1,489,959
     Annuity                                            611,953      585,067
                                                   ------------    ---------
       Total life and annuity                      $  2,299,125    2,075,026
                                                   ============    =========

                                                   ------------    ---------
       Accident and health                         $     81,929       89,792
                                                   ============    =========

                                                       Insurance in Force
                                                   ----------------------------
                                                        2004           2003
                                                    ------------  --------------
     Life and annuity:
     Individual                                   $  64,024,343   64,414,344
     Credit life                                      1,245,298      921,290
     Group                                            2,574,977    2,495,206
                                                   ------------    ---------
       Total life and annuity                     $  67,844,618   67,830,840
                                                   ============    =========

     Life Insurance and Annuities:

     Interest assumptions used in the calculation of future policy benefits for Traditional Life Policies are as follows:

     Participating term                   9.28%
     Participating permanent              5.56% to 9.16%
     Non - Participating term             4.31% to 8.91%
     Non - Participating permanent        4.81% to 7.09%

     Future policy benefits for Payout Annuities use the original pricing interest rates.

     Mortality and lapse assumptions are based on the Company's experience.

     Health Insurance:

     Interest assumptions used for future policy benefits on the health policies are calculated using a level interest rate of 6%.

     Reserves for incurred claims and claims adjustment expenses included in accident and health reserves attributable to insured events of prior years has decreased by $7,018 and $6,659 in 2004 and 2003, respectively, and increased by $4,071 in 2002 as a result of reestimation of unpaid claims and claims adjustment expenses principally on accident and health lines of insurance. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased, as additional information becomes known regarding individual claims.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)

     Morbidity for Income Replacement policies for active lives is based on a modified 1985 CIDA (Commissioners Individual Disability Tables A) and for disabled lives is based on the 1985 CIDA. Morbidity for In Hospital Cash policies is based on the 1966-67 Intercompany Experience table.

     The Active Life Reserves for Issue Age Standardized Medicare Supplement Plans and Attained Age Standardized Medicare Supplement Plans are valued on a net level basis using 6% interest, and each uses different modifications of 1994 Tillinghast claim costs study.

     Termination assumptions are based on Life Company and industry experience.

(10) Capital stock
     -------------

     The Company has outstanding 600,000 shares of Annually Adjustable Cumulative Perpetual Preferred Stock, 100,000 shares each of Series A, Series B, Series C, Series D, Series E, and Series F issued at $100 par value. The Company has outstanding 200,000 shares of Series G Annually Adjustable Noncumulative Perpetual Preferred Stock at $100 par value. All of the preferred stock is owned by FUNDCO. No other stock ranks Senior to the Series A through G preferred stock. The dividend rate for the Series A through F preferred stock is equal to 65% of the cost of the funds for CAPCO on commercial paper having a 180-day maturity on the first business day of each dividend period. The dividend rate for the Series G preferred stock is 6.16% through December 15, 2006 when the rate will reset using the five-year U.S. Treasury rate plus 1.75%. The preferred stock has a liquidation value of $100 per share. The preferred stock shares are redeemable at the option of the Company for cash, in whole or in part, on the 15th day of each December for Series A and Series B and on the 15th day of each June for Series C, Series D, Series E, Series F, and Series G at par value plus accrued and unpaid dividends. Preferred stock dividends of $1,803, $1,684, and $1,991 were paid in 2004, 2003, and 2002, respectively.

     The Company has authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 2004, 2003, and 2002. Dividends of $50,000, $51,219 and $6,000 were paid in cash on the common stock during 2004, 2003, and 2002.

(11) Unassigned surplus and dividend restrictions
     --------------------------------------------

     The Texas Department of Insurance limits the payment of ordinary dividends to shareholders. The maximum ordinary dividend that may be paid without prior approval of the Insurance Commissioner is limited to the greater of net gain from operations of the preceding calendar year or 10% of capital and surplus as of the prior December 31, less any dividends made within the preceding 12 months. As a result, ordinary dividend payments to shareholders are limited to approximately $133,020 in 2005. Dividends are paid at the discretion of the Board of Directors.

     The Texas Department of Insurance imposes minimum risk-based capital (RBC) requirements on insurance companies that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Life Company's and its subsidiaries' current statutory capital and surplus are in excess of the threshold RBC requirements.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


(12) Business segments
     -----------------

     The significant business segments of the Company are life insurance, annuity products, and health insurance that are marketed primarily to individuals eligible for membership in USAA. The life insurance segment offers universal life, whole life, term, and other individual coverages. The annuity segment offers both fixed and variable annuity products. The health segment offers individual accident and health policies.

     The following table shows total revenues, income before income taxes, and total assets for these segments as of and for the years ended December 31, 2004, 2003, and 2002:

                                           2004           2003          2002
                                           ----           ----          ----
     Revenues:
     ---------
     Premiums:
       Life                          $    320,116        326,412       322,485
       Annuity                             40,060         30,421        27,356
       Health                             128,571        131,496       135,407
                                     -------------   ------------   -----------
                                          488,747        488,329       485,248
                                     -------------   ------------   -----------

     Investment income, net:
       Life                               177,289        176,815       180,598
       Annuity                            325,719        295,619       288,691
       Health                               3,371          3,388         4,386
                                     -------------   ------------   -----------
                                          506,379        475,822       473,675
                                     -------------   ------------   -----------

     Realized capital gains (losses),
     net:
       Life                                  (525)          (231)       (9,748)
       Annuity                              2,394          3,521       (11,396)
       Health                                  55              -             -
                                     -------------   ------------   -----------
                                            1,924          3,290       (21,144)
                                     -------------   ------------   -----------

     Fees, sales, loan income and other
     revenues:
       Life                                91,809         75,964        64,516
       Annuity                             39,040         20,030        18,177
       Health                              17,912         21,450        18,752
                                     -------------   ------------   -----------
                                          148,761        117,444       101,445
                                     -------------   ------------   -----------

       Total revenues:               $  1,145,811      1,084,885     1,039,224
                                     =============   ============   ===========

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


                                          2004           2003         2002
                                          ----           ----         ----

     Income before income taxes:
     ---------------------------
       Life                           $   128,538       116,220       88,671
       Annuity                             45,512        42,979       37,842
       Health                              40,248        35,675        4,415
                                      ------------   -----------  -----------
                                      $   214,298       194,874      130,928
                                      ------------   -----------  -----------

     Federal income tax expense:
     ---------------------------
       Life                           $    45,285        38,311       30,755
       Annuity                             16,034        15,017       13,700
       Health                              14,167        12,464        1,594
                                      ------------   -----------  -----------
                                      $    75,486        65,791       46,049
                                      ------------   -----------  -----------

     Total assets:
     -------------
       Life                           $ 4,918,489     4,715,505    4,368,493
       Annuity                          6,946,248     6,390,588    5,949,531
       Health                              90,884        89,497       58,549
                                      ------------   -----------  -----------
                                      $11,955,621    11,195,590   10,376,573
                                      ------------   -----------  -----------

(13) Employee benefit plans
     ----------------------

     (a)  Pension plan
          ------------

          Substantially all employees are covered under a pension plan administered by USAA, which is accounted for on a group basis. The benefits are determined based on years of service and the employee's final average pay as defined in the plan, at the date of retirement. The total net pension cost allocated to the Company on the basis of salary expense was $3,065, $2,637, and $2,897 in 2004, 2003, and 2002,
          respectively. Included in other prepaid expense at December 31, 2004, 2003, and 2002 is a prepaid asset of $21,795, $16,934 and $15,665, respectively, which represents the excess of net periodic pension cost allocated to the Company over its allocated funding requirements. The amount contributed by the Company to the plan for years ended December 31, 2004, 2003, and 2002 was $7,925, $3,906, and $18,695,
          respectively.

     (b)  Post retirement benefit plan
          ----------------------------

          Substantially all employees of the Company may become eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for USAA. The post retirement benefit cost allocated to the Company based on the number of employees was $1,382, $1,496 and $1,907 in 2004, 2003, and 2002,
          respectively. Included in other liabilities at December 31, 2004, 2003, and 2002 is a liability of $7,175, $9,903 and $8,407, respectively, which represents the excess of net periodic post retirement benefit cost allocated to the Company over its allocated funding requirements. The amount contributed by the Company to the plan for years ended December 31, 2004, 2003, and 2002 was $4,110, $0, and $0, respectively.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     (c)  Contributory retirement plan
          ----------------------------

          Substantially all employees of the Company are eligible to participate in USAA's contributory retirement plan. The Company matches participant contributions dollar for dollar to a maximum of 6% of a participant's compensation. During the first three years of credited service, the Company's contributions are nonvested, and after three years of credited service, the Company's contributions become fully vested. In 2004, 2003, and 2002, the Company's contributions to the plan totaled $2,244, $2,410, and $2,848, respectively.

(14) Separate accounts
     -----------------

     The Separate Account of USAA Life Insurance Company and the Life Insurance Separate Account of USAA Life Insurance Company (Separate Accounts) are segregated asset accounts established under Texas law through which Life Company invests the premium payments received from contract owners and policy owners, respectively. The Separate Accounts included seed money of Life Company in the amount of $0, $8,509 and $6,624 as of December 31, 2004, 2003, and 2002, respectively. The Separate Accounts repaid the seed money to Life Company during 2004. The assets of the Separate Accounts are the property of Life Company. However, only the assets of the Separate Accounts in excess of the reserves, and other contract liabilities with respect to the Separate Accounts, are chargeable with liabilities arising out of any other business Life Company may conduct. In accordance with the contracts and policies, income, gains and losses, whether or not realized, are credited to, or charged against the Separate Accounts and excluded from Life Company. Life Company's obligations arising under the contracts and policies are general corporate obligations.

     Each Separate Account currently is divided into eighteen variable fund accounts, each of which invests in a corresponding fund. The funds that are available under this contract or policy include five funds of the USAA Life Investment Trust, the Capital Growth Portfolio of the Scudder Variable Series I, the Growth Portfolio of the Alger American Funds, three funds of the Fidelity VIP portfolio, and eight funds of the Vanguard Variable Insurance Fund. The accumulated unit value of the contract or policy in a variable fund account will vary, primarily based on the investment experience of the Fund in whose shares the variable funds account invest. The value of the funds' securities is carried at fair value.

     Life Company incurs mortality expenses on behalf of the Separate Accounts' contract holders and policy owners. Life Company also incurs administrative expenses on behalf of contract and policy owners. Life Company collects fees for these expenses from both contract holders and policy owners at set amounts. In addition, Life Company incurs various expenses related to conducting the business or operations of the USAA Life Investment Trust (Trust) as outlined by an underwriting and administrative services agreement. Life Company, out of its general account, has agreed to pay directly, or reimburse the Trust, for Trust expenses exceeding established limits. Such reimbursements were not significant in 2004, 2003, and 2002.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                    (Dollars in Thousands, Except Share Data)


     The Company does not index or guarantee any of the Separate Account performance. There is a guaranteed minimum death benefit on the Company's variable annuity products. This benefit returns the greater of the account balance or the accumulated premiums net of withdrawals upon the annuitant's death. The Company's variable universal life products carry a death benefit guaranteeing that the Company will not lapse a contract whose fund values are insufficient to cover monthly charges if the policyholder has paid their target premiums. This guarantee is in effect only until the fifth policy anniversary. These guarantees are deemed immaterial to the Company. The Separate Account balances subject to these benefits total $386,815 and $353,446 as of December 31, 2004 and 2003, respectively. In addition to these death benefits, the Company also has contracts in annuity payout mode on which the Company guarantees to make payments for the lifetime of the annuitant. The reserves for these guaranteed payments are estimated to total $886 and $372 as of December 31, 2004 and 2003, respectively.

(15) Commitments and contingencies
     -----------------------------

     The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policy holders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

     There are currently several insurance companies that have substantial amounts of life, annuity and health business in the process of liquidation or rehabilitation. The Company paid $78 and $37 and received net refunds of $78 from various state guaranty associations during the years ended December 31, 2004, 2003, and 2002, respectively. The Company accrues its best estimate for known insolvencies. At December 31, 2004, 2003, and 2002, other liabilities include $7,861, $8,070 and $7,636 respectively, related to estimated assessments.

     The Company is party to various lawsuits and claims generally incidental to its business. The ultimate disposition of these matters is not expected to have a significant adverse effect on the Company's financial position or results of operations.

PART C:  OTHER INFORMATION

EXHIBITS
--------

      A. Resolution of Board of Directors of USAA Life Insurance Company establishing Life Insurance Separate Account of USAA Life Insurance Company. (The resolution is filed in lieu of a trust or indenture creating a unit investment trust.)(1)

      B.   None.

      C. Underwriting Agreement by and between USAA Life Insurance Company and USAA Investment Management Company effective May 1, 20039

      D. Revised Form of Variable Universal Life Insurance Policy (Policy Form No. VUL 31891TX), including riders.(2)

      E.
           1. Revised Form of Application for the Variable Universal Life Insurance Policy filed as Exhibit D.(2)
           2. Form of Application for Variable Universal Life Insurance Policy Change.(2)
           3.   Section 1035 Exchange Form.(2)

      F.
           1. Articles of Incorporation of USAA Life Insurance Company, as amended.(3)
           2. Bylaws of USAA Life Insurance Company, as amended, February 20, 2000.(4)
           3. Bylaws of USAA Life Insurance Company, as amended, April 20, 2004(11)

      G.
           1. Novation Agreement among USAA Life Insurance Company, Munich American Reassurance Company, and Continental Assurance Company (acquired by Munich) Effective June 30, 2001(9)
           2. Self-Administered Automatic Yearly Renewable Term Reinsurance Agreement Between USAA Life Insurance Company and Continental Assurance Company, Effective June 1, 1998(9)
           3. Risk Premium Reinsurance Agreement between USAA Life Insurance Company and Reinsurance Group of America, Inc. Effective June 1, 1998(9)
           4. Yearly Renewable Term Reinsurance Agreement between USAA Life Insurance Company and The Lincoln National Life Insurance Company, Effective June 1, 1998(9)
           5. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Munich American Reassurance Company(9)
           6. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and American Phoenix Life and Reassurance Company.(9)
           7. Automatic and Facultative Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Security Life of Denver Insurance Company(11)

      H.
           1. Amended Participation Agreement by and between Scudder Variable Life Investment Fund and USAA Life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)
           2. Amended Participating Contract and Policy Agreement by and between Scudder Investor Services, Inc. and USAA Investment Management Company, dated February 3, 1995, as amended February 29, 1998.(5)
           3. Amended Reimbursement Agreement by and between Scudder Kemper Investments, Inc. and USAA life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)
           4. Amended Letter Agreement by and between Scudder Kemper Investments, Inc., Scudder Investor Services, Inc., Scudder Variable Life Investment Fund, USAA Life Insurance Company and

                                 VUL Part C--1

                USAA Investment Management Company, dated February 3, 1995, as amended March 16, 1998.(5)
           5. Amended Participation Agreement by and between The Alger American Fund, Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994, as amended March 16, 1998.(2)
           6. Amended Expense Allocation Agreement by and between Fred Alger Management, Inc., Fred Alger & Company, Inc., and USAA Life Insurance Company, dated December 16, 1994 as amended March 16, 1998.(2)
           7. Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation, and USAA Life Insurance Company, dated March 12, 2001.(6)
           8. Participation Agreement by and between Variable Insurance Products Funds, Fidelity Distributors Corporation, and USAA Life Insurance Company, dated February 20, 2001.(6)

      I.
           1. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Life Investment Trust effective May 1, 2003.(8)
           2. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Investment Management Company.(8)
           3. Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated November 1, 2002.(6)
           4. Subadvisory Agreement by and between USAA Life Investment Trust and MFS Investment Management with respect to the USAA Life World Growth Fund dated November 1, 2002.(6)
           5. Subadvisory Agreement by and between USAA Life Investment Trust and Wellington Management Company LLP with respect to the USAA Life Diversified Assets Fund dated November 1, 2002.(6)
           6. Subadvisory Agreement by and between USAA Life Investment Trust and Marsico Capital Management LLC with respect to the USAA Life Aggressive Growth Fund dated November 1, 2002.(6)
           7. Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994.(7)
           8. Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for Funds added to Trust, dated February 7, 1997.(7)
           9. Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, to encompass variable universal life insurance, dated February 18, 1998.7
           10. Amended and Restated Distribution and Administration Agreement by and between USAA Life Insurance Company and USAA Investment Management Company, dated December 16, 1994, and amended and restated, to encompass variable universal life insurance, March 30, 1998.(2)

      J.   None.

      K.
           1. Opinion and Consent of Mark S. Howard, Senior Vice President, Secretary and Counsel, USAA Life Insurance Company, as to the legality of the Policy interests being registered.(11)
           2. Consent of Ernst & Young LLP, Independent Registered Public Accountant. (Filed herewith)
           3. Consent of KPMG LLP, Independent Registered Public Accountant. (Filed herewith)

      L.   Not applicable.

      M.   Not applicable.

      N.   Other Opinions.

                                 VUL Part C--2

           1.   Power of Attorney for Robert G. Davis.(1)
           2.   Powers of Attorney for Russell A. Evenson.(4)
           3.   Powers of Attorney for Steven A. Bennett and Kristi A. Matus(10)

      O.   None.

      P.   Not applicable.

      Q.   Not applicable.

      R. Persons Controlled by or Under Common Control with the Depositor or Registrant.

------------------

(1) Previously filed on January 30, 1998, with the initial filing of this Registration Statement.

(2) Previously filed on May 15, 1998, with the Pre-Effective Amendment to Registrant's Form S-6 Registration Statement.

(3) Previously filed on April 27, 2000, with the Post-Effective Amendment No. 3 to Registrant's Form S-6 Registration Statement.

(4) Previously filed on March 1, 2002, with the Post-Effective Amendment No. 5 to Registrant's Form S-6 Registration Statement.

(5) Previously filed on February 26, 1999, with the Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement.

(6) Incorporated herein by reference to Post-Effective Amendment No. 11, filed on February 28, 2003, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(7) Incorporated herein by reference to Post-Effective Amendment No. 6, filed on March 2, 1998, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(8) Previously filed on March 20, 2003 with the Post Effective Amendment No. 7 under the 1933 Act and Amendment No. 2 under the 1940 Act to the N-6 Registration Statement (File Nos. 333-45343 and 811-08625) of USAA Life Investment Trust

(9) Previously filed on May 1, 2003, with the Post-Effective Amendment No. 8 to Registrant's Form N-6 Registration Statement

(10) Previously filed on April 20, 2004 with the Post Effective Amendment No. 9 to Registrant's Form N-6 Registration Statement

(11) Previously filed on February 24, 2005 with the Post Effective Amendment No. 10 to Registrant's Form N-6 Registration Statement

DIRECTORS AND OFFICERS OF THE DEPOSITOR
---------------------------------------

DIRECTORS. Set forth below are the Directors of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address for all of the following Directors and officers of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288.

                                 VUL Part C--3

NAME                         PRINCIPAL OCCUPATION
----                         --------------------
Robert G. Davis              Director and Chair
Kristi A. Matus              Director and Vice Chair
Russell A. Evenson           Director
Steven Alan Bennett          Director
Josue Robles, Jr.            Director

OFFICERS (OTHER THAN DIRECTORS).
--------------------------------
Set forth below are the officers of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address of each person listed is same as the address of USAA Life, as shown on the cover page of this prospectus.

NAME                         POSITIONS & OFFICES WITH USAA LIFE:
----                         -----------------------------------
Kristi A. Matus              President and Chief Executive Officer
Lynda C. Cabell              Senior Vice President and Assistant Treasurer
Russell A. Evenson           Senior Vice President
David M. Holmes              Senior Vice President and Treasurer
Mark S. Howard               Senior Vice President, Secretary and Counsel
Sharon L. Kaminsky           Senior Vice President
Mark S. Rapp                 Senior Vice President
Edwin T. McQuiston           Senior Vice President and Assistant Treasurer
Amy D. Cannefax              Vice President
Pattie S. McWilliams         Vice President
W. James Nabholz III         Vice President and Assistant Secretary
Allen R. Pierce, Jr.         Vice President
Phillip N. Beyer             Assistant Vice President
Brenda E. Davis              Assistant Vice President
Michael P. Egan              Assistant Vice President
Jeffrey G. Nordstrom         Assistant Vice President
Layne C. Roetzel             Assistant Vice President
Diana L. Scheel              Assistant Vice President

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
------------------------------------------------------------------------------
Registrant is a Separate Account of USAA Life that invests exclusively in mutual funds. Registrant may be deemed to be a control person of one or more of these mutual funds to the extent that it beneficially owns more than 25% of the voting securities thereof. It also may be deemed to be under common control with companies affiliated with its depositor, USAA Life. For further information, please refer to the organizational list that is filed as Exhibit R hereto and incorporated by reference in response to this item.

INDEMNIFICATION
---------------

UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

Rule 484(b)(1) under the Securities Act of 1933 requires a description of [a]ny provision or arrangement . . . whereby the registrant may indemnify a director, officer or controlling person of the registrant against liabilities arising under the [Securities] Act. Registrant, the Life Insurance Separate Account of USAA Life Insurance Company, does not, as a technical matter, have any directors or officers. Nevertheless, Registrant, pursuant to Section 13 of the Amended and Restated Distribution and Administration Agreement, may indemnify, albeit indirectly, directors and/or officers of its depositor, USAA Life Insurance Company (USAA Life), as follows. Section 13 of such Agreement provides that Registrant shall indemnify the employees of USAA Investment Management Company
(IMCO), Registrant's principal underwriter. To whatever extent any director or officer of USAA Life may be deemed to be an employee of IMCO, Registrant may be deemed to be permitted to indemnify such person pursuant to such Agreement, which is filed as Exhibit 1.(3)(a) to this Registration Statement and is herein incorporated by reference.

                                 VUL Part C--4

Additionally, there are certain other provisions or arrangements whereby USAA Life, and/or certain of its affiliated persons, may be indemnified by parties or entities other than Registrant. Such provisions or arrangements are incorporated herein by reference, as follows: to Article IX of the By-Laws of USAA Life, filed as Exhibit 1.6(b) to this Registration Statement; to Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement, filed as Exhibit 1.(8)(a) to this Registration Statement; to Section 12 of the Transfer Agent Agreement, as amended, filed as Exhibit 1.(8)(c) to this Registration Statement; to Section 5(b) of the Amended Participation Agreement, filed as Exhibit 1.8(d)(i) of this Registration Statement; to Section 6(b) of the Amended Reimbursement Agreement, filed as Exhibit 1.8(d)(iii) to this Registration Statement; to Section 12.2 of the Amended Participation Agreement, filed as Exhibit 1.8(e)(i) to this Registration Statement; to the Amended Expense Allocation Agreement, filed as Exhibit 1.8(e)(ii) to this Registration Statement; to Section 7 of the Participation Agreement, filed as Exhibit 1.8(f) to this Registration Statement; and to Section 8 of the Participation Agreement filed as Exhibit 1.8(g) to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

PRINCIPAL UNDERWRITERS
----------------------
      (a) Other Activity. USAA Investment Management Company (USAA IMCO) is the principal underwriter for the Contracts. USAA IMCO also serves as the investment adviser and principal underwriter to USAA Life Investment Trust, USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.
      (b) Management. Set forth below are the Directors and Officers of USAA IMCO who are engaged directly or indirectly in activities relating to the Registrant or the Contracts offered by the Registrant, including each senior executive officer of USAA IMCO. The principal business address for all of the following Directors and Officers of USAA IMCO is 9800 Fredericksburg Road, San Antonio, Texas 78288.

      Directors with Positions and Offices with USAA IMCO:


           Christopher W. Claus        Director and Vice Chair
           Terri L. Luensmann          Director

      Officers with Positions with USAA IMCO:

           Christopher W. Claus        CEO and President
           Clifford A. Gladson         Senior Vice President
           David M. Holmes             Senior Vice President and Treasurer
           Mark S. Howard              Senior Vice President, Secretary and
                                       Counsel
           Terri L. Luensmann          Senior Vice President
           Mark S. Rapp                Senior Vice President
           Eileen M. Smiley            Vice President and  Assistant Secretary
           Stuart H. Wester            Vice President
           David H. Smith              Assistant Vice President and  Compliance


      (c) Compensation from Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year: NONE

                                 VUL Part C--5

LOCATION OF ACCOUNTS AND RECORDS
--------------------------------

The accounts and records of Registrant are located at the offices of its depositor, USAA Life, located at 9800 Fredericksburg Road, San Antonio, Texas, 78288; the offices of the principal underwriter of the Policies, USAA IMCO, are located at 9800 Fredericksburg Road, San Antonio, Texas, 78288.

FEE REPRESENTATIONS
-------------------

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE POLICIES PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

USAA Life Insurance Company (USAA Life) represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company under the Policies. USAA Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for USAA Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

                                  VUL Part C--6

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Life Insurance Separate Account of USAA Life Insurance Company, certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of San Antonio, and State of Texas, on this 29th day of April, 2005.

                                        Signature:  Life Insurance Separate
                                                    Account of USAA Life
                                                    Insurance Company
                                                      (Registrant)

                                        By:         USAA Life Insurance Company
                                                    (Depositor)
                                                    (On behalf of Registrant and
                                                     itself)

                                        By:         /s/ Kristi A. Matus
                                                    ----------------------------
                                                    Kristi A. Matus
                                                    President and Chief
                                                      Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(NAME)                    (TITLE)                               (DATE)


-------------------
Robert G. Davis           Chair

/s/ Kristi A. Matus
-------------------
Kristi A. Matus           Vice Chair, President and       April 29, 2005
                          Chief Executive Officer
                          (Principal Executive Officer)

/s/ Russell A. Evenson
----------------------
Russell A. Evenson        Director                        April 29, 2005

/s/ Steven A. Bennett
---------------------
Steven A. Bennett         Director                        April 29, 2005

/s/ Josue Robles, Jr.
---------------------
Josue Robles, Jr.         Director                        April 29, 2005

/s/ David M. Holmes
-------------------
David M. Holmes           Senior vice President           April 29, 2004
                          (Principal Accounting
                          and Financial Officer)

                                  VUL Part C--7

                                  EXHIBIT INDEX


EXHIBITS
--------

1.    Persons controlled By or Under Common Control with the
      Depositor or  Registrant
2.    Consent of Ernst & Young LLP
3.    Consent of KPMG LLP

                                  VUL Part C--8